UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-03327
MFS SERIES TRUST XIII
(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)
Christopher R. Bohane
Massachusetts Financial Services Company
111 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agents for service)
Registrant's telephone number, including area code:
(617) 954-5000
Date of fiscal year end:
February 28*
Date of reporting period:
February 28, 2025
*This Form N-CSR pertains to the following series of the Registrant: MFS Diversified Income Fund, MFS Government Securities Fund and MFS New Discovery Value Fund. The remaining series of the Registrant has a fiscal year end other than February 28.
ITEM 1.  REPORTS TO STOCKHOLDERS.
Item 1(a):

MFS® Diversified
Income Fund
Class A-DIFAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Diversified Income Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment ~	Costs paid as a percentage of a $10,000 investment ~
A	$93	0.89%
˜ Expenses are direct expenses and do not include underlying fund fees and expenses.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  The MFS Diversified Income Fund (fund) includes investments in lower quality debt instruments, U.S. government securities, emerging market debt instruments, dividend-paying equity securities, and real estate-related instruments.
  For the twelve months ended February 28, 2025, Class A shares of the fund provided a total return of 8.52%, at net asset value. This compares with a return of 18.41% for the fund’s benchmark, the Standard & Poor's 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index (Blended Index), generated a return of 10.36%. The Blended Index reflects the blended returns of broad asset class indices, with percentage allocations to each index designed to resemble the broad asset class allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth under Fund Performance.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection within the emerging markets debt segment contributed to relative returns.
  Top detractors from performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection and an underweight exposure to the REITS segment weighed on relative returns.
    The fund's overweight allocation to the US government bond segment also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	8.52%	3.34%	3.89%
A with initial sales charge (4.25%)	3.90%	2.44%	3.44%
Comparative Benchmark(s)
Standard & Poor's 500 Stock Index ∆	18.41%	16.85%	12.98%
MFS Diversified Income Fund Blended Index ∆	10.36%	4.21%	4.51%
∆	Source: FactSet Research Systems Inc.
The MFS Diversified Income Fund Blended Index (a custom index) was comprised of the following at the end of the reporting period:
2/28/25
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index	25%
MSCI All Country World (ACWI) High Dividend Yield Index	20%
Bloomberg U.S. Credit Index	15%
JPMorgan Emerging Markets Bond Index Global Diversified	15%
MSCI US REIT Index	15%
Bloomberg U.S. Government/Mortgage Index	10%
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,013,925,358	Total Management Fee ($)#:	11,463,961
Total Number of Holdings:	1,413	Portfolio Turnover Rate (%):	48
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income ~	66.3%
Equities	32.3%
Money Market Funds	1.4%
Equity sectors
Real Estate	12.6%
Consumer Staples	3.6%
Financials	3.6%
Health Care	2.8%
Consumer Discretionary	1.7%
Energy	1.5%
Industrials	1.5%
Information Technology	1.5%
Materials	1.2%
Communication Services	1.1%
Utilities	0.9%
Index Options	0.3%
Equity Warrants	0.0%
Composition including fixed income credit quality
AAA	1.7%
AA	1.8%
A	7.4%
BBB	11.4%
BB	14.9%
B	10.9%
CCC	4.0%
CC	0.2%
C	0.2%
U.S. Governments	3.7%
Federal Agencies	9.8%
Not Rated	0.3%
Non-Fixed Income	32.3%
Money Market Funds	1.4%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
~ The fund invests a portion of its assets in Exchange-Traded Funds (ETFs) or Options on ETFs to gain fixed income exposure. Percentages include the direct exposure from investing in ETFs or Options on ETFs and not the indirect exposure to the underlying holdings.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
DIFA-ANN

MFS® Diversified
Income Fund
Class C-DIFCX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Diversified Income Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment ~	Costs paid as a percentage of a $10,000 investment ~
C	$170	1.64%
˜ Expenses are direct expenses and do not include underlying fund fees and expenses.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  The MFS Diversified Income Fund (fund) includes investments in lower quality debt instruments, U.S. government securities, emerging market debt instruments, dividend-paying equity securities, and real estate-related instruments.
  For the twelve months ended February 28, 2025, Class C shares of the fund provided a total return of 7.71%, at net asset value. This compares with a return of 18.41% for the fund’s benchmark, the Standard & Poor's 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index (Blended Index), generated a return of 10.36%. The Blended Index reflects the blended returns of broad asset class indices, with percentage allocations to each index designed to resemble the broad asset class allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth under Fund Performance.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection within the emerging markets debt segment contributed to relative returns.
  Top detractors from performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection and an underweight exposure to the REITS segment weighed on relative returns.
    The fund's overweight allocation to the US government bond segment also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class C over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
C without sales charge	7.71%	2.58%	3.12%
C with CDSC (1% for 12 months)×	6.71%	2.58%	3.12%
Comparative Benchmark(s)
Standard & Poor's 500 Stock Index ∆	18.41%	16.85%	12.98%
MFS Diversified Income Fund Blended Index ∆	10.36%	4.21%	4.51%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
The MFS Diversified Income Fund Blended Index (a custom index) was comprised of the following at the end of the reporting period:
2/28/25
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index	25%
MSCI All Country World (ACWI) High Dividend Yield Index	20%
Bloomberg U.S. Credit Index	15%
JPMorgan Emerging Markets Bond Index Global Diversified	15%
MSCI US REIT Index	15%
Bloomberg U.S. Government/Mortgage Index	10%
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/c for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,013,925,358	Total Management Fee ($)#:	11,463,961
Total Number of Holdings:	1,413	Portfolio Turnover Rate (%):	48
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income ~	66.3%
Equities	32.3%
Money Market Funds	1.4%
Equity sectors
Real Estate	12.6%
Consumer Staples	3.6%
Financials	3.6%
Health Care	2.8%
Consumer Discretionary	1.7%
Energy	1.5%
Industrials	1.5%
Information Technology	1.5%
Materials	1.2%
Communication Services	1.1%
Utilities	0.9%
Index Options	0.3%
Equity Warrants	0.0%
Composition including fixed income credit quality
AAA	1.7%
AA	1.8%
A	7.4%
BBB	11.4%
BB	14.9%
B	10.9%
CCC	4.0%
CC	0.2%
C	0.2%
U.S. Governments	3.7%
Federal Agencies	9.8%
Not Rated	0.3%
Non-Fixed Income	32.3%
Money Market Funds	1.4%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
~ The fund invests a portion of its assets in Exchange-Traded Funds (ETFs) or Options on ETFs to gain fixed income exposure. Percentages include the direct exposure from investing in ETFs or Options on ETFs and not the indirect exposure to the underlying holdings.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
DIFC-ANN

MFS® Diversified
Income Fund
Class I-DIFIX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Diversified Income Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment ~	Costs paid as a percentage of a $10,000 investment ~
I	$67	0.64%
˜ Expenses are direct expenses and do not include underlying fund fees and expenses.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  The MFS Diversified Income Fund (fund) includes investments in lower quality debt instruments, U.S. government securities, emerging market debt instruments, dividend-paying equity securities, and real estate-related instruments.
  For the twelve months ended February 28, 2025, Class I shares of the fund provided a total return of 8.78%, at net asset value. This compares with a return of 18.41% for the fund’s benchmark, the Standard & Poor's 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index (Blended Index), generated a return of 10.36%. The Blended Index reflects the blended returns of broad asset class indices, with percentage allocations to each index designed to resemble the broad asset class allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth under Fund Performance.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection within the emerging markets debt segment contributed to relative returns.
  Top detractors from performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection and an underweight exposure to the REITS segment weighed on relative returns.
    The fund's overweight allocation to the US government bond segment also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
I without sales charge	8.78%	3.59%	4.14%
Comparative Benchmark(s)
Standard & Poor's 500 Stock Index ∆	18.41%	16.85%	12.98%
MFS Diversified Income Fund Blended Index ∆	10.36%	4.21%	4.51%
∆	Source: FactSet Research Systems Inc.
If the 1-year without sales charge return included adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles, the return would be 8.79%.
The MFS Diversified Income Fund Blended Index (a custom index) was comprised of the following at the end of the reporting period:
2/28/25
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index	25%
MSCI All Country World (ACWI) High Dividend Yield Index	20%
Bloomberg U.S. Credit Index	15%
JPMorgan Emerging Markets Bond Index Global Diversified	15%
MSCI US REIT Index	15%
Bloomberg U.S. Government/Mortgage Index	10%
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,013,925,358	Total Management Fee ($)#:	11,463,961
Total Number of Holdings:	1,413	Portfolio Turnover Rate (%):	48
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income ~	66.3%
Equities	32.3%
Money Market Funds	1.4%
Equity sectors
Real Estate	12.6%
Consumer Staples	3.6%
Financials	3.6%
Health Care	2.8%
Consumer Discretionary	1.7%
Energy	1.5%
Industrials	1.5%
Information Technology	1.5%
Materials	1.2%
Communication Services	1.1%
Utilities	0.9%
Index Options	0.3%
Equity Warrants	0.0%
Composition including fixed income credit quality
AAA	1.7%
AA	1.8%
A	7.4%
BBB	11.4%
BB	14.9%
B	10.9%
CCC	4.0%
CC	0.2%
C	0.2%
U.S. Governments	3.7%
Federal Agencies	9.8%
Not Rated	0.3%
Non-Fixed Income	32.3%
Money Market Funds	1.4%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
~ The fund invests a portion of its assets in Exchange-Traded Funds (ETFs) or Options on ETFs to gain fixed income exposure. Percentages include the direct exposure from investing in ETFs or Options on ETFs and not the indirect exposure to the underlying holdings.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
DIFI-ANN

MFS® Diversified
Income Fund
Class R1-DIFDX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Diversified Income Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment ~	Costs paid as a percentage of a $10,000 investment ~
R1	$170	1.64%
˜ Expenses are direct expenses and do not include underlying fund fees and expenses.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  The MFS Diversified Income Fund (fund) includes investments in lower quality debt instruments, U.S. government securities, emerging market debt instruments, dividend-paying equity securities, and real estate-related instruments.
  For the twelve months ended February 28, 2025, Class R1 shares of the fund provided a total return of 7.72%, at net asset value. This compares with a return of 18.41% for the fund’s benchmark, the Standard & Poor's 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index (Blended Index), generated a return of 10.36%. The Blended Index reflects the blended returns of broad asset class indices, with percentage allocations to each index designed to resemble the broad asset class allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth under Fund Performance.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection within the emerging markets debt segment contributed to relative returns.
  Top detractors from performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection and an underweight exposure to the REITS segment weighed on relative returns.
    The fund's overweight allocation to the US government bond segment also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class R1 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
R1 without sales charge	7.72%	2.56%	3.12%
Comparative Benchmark(s)
Standard & Poor's 500 Stock Index ∆	18.41%	16.85%	12.98%
MFS Diversified Income Fund Blended Index ∆	10.36%	4.21%	4.51%
∆	Source: FactSet Research Systems Inc.
The MFS Diversified Income Fund Blended Index (a custom index) was comprised of the following at the end of the reporting period:
2/28/25
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index	25%
MSCI All Country World (ACWI) High Dividend Yield Index	20%
Bloomberg U.S. Credit Index	15%
JPMorgan Emerging Markets Bond Index Global Diversified	15%
MSCI US REIT Index	15%
Bloomberg U.S. Government/Mortgage Index	10%
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r1 for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,013,925,358	Total Management Fee ($)#:	11,463,961
Total Number of Holdings:	1,413	Portfolio Turnover Rate (%):	48
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income ~	66.3%
Equities	32.3%
Money Market Funds	1.4%
Equity sectors
Real Estate	12.6%
Consumer Staples	3.6%
Financials	3.6%
Health Care	2.8%
Consumer Discretionary	1.7%
Energy	1.5%
Industrials	1.5%
Information Technology	1.5%
Materials	1.2%
Communication Services	1.1%
Utilities	0.9%
Index Options	0.3%
Equity Warrants	0.0%
Composition including fixed income credit quality
AAA	1.7%
AA	1.8%
A	7.4%
BBB	11.4%
BB	14.9%
B	10.9%
CCC	4.0%
CC	0.2%
C	0.2%
U.S. Governments	3.7%
Federal Agencies	9.8%
Not Rated	0.3%
Non-Fixed Income	32.3%
Money Market Funds	1.4%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
~ The fund invests a portion of its assets in Exchange-Traded Funds (ETFs) or Options on ETFs to gain fixed income exposure. Percentages include the direct exposure from investing in ETFs or Options on ETFs and not the indirect exposure to the underlying holdings.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
DIFR1-ANN

MFS® Diversified
Income Fund
Class R2-DIFEX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Diversified Income Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment ~	Costs paid as a percentage of a $10,000 investment ~
R2	$119	1.14%
˜ Expenses are direct expenses and do not include underlying fund fees and expenses.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  The MFS Diversified Income Fund (fund) includes investments in lower quality debt instruments, U.S. government securities, emerging market debt instruments, dividend-paying equity securities, and real estate-related instruments.
  For the twelve months ended February 28, 2025, Class R2 shares of the fund provided a total return of 8.25%, at net asset value. This compares with a return of 18.41% for the fund’s benchmark, the Standard & Poor's 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index (Blended Index), generated a return of 10.36%. The Blended Index reflects the blended returns of broad asset class indices, with percentage allocations to each index designed to resemble the broad asset class allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth under Fund Performance.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection within the emerging markets debt segment contributed to relative returns.
  Top detractors from performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection and an underweight exposure to the REITS segment weighed on relative returns.
    The fund's overweight allocation to the US government bond segment also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class R2 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
R2 without sales charge	8.25%	3.08%	3.64%
Comparative Benchmark(s)
Standard & Poor's 500 Stock Index ∆	18.41%	16.85%	12.98%
MFS Diversified Income Fund Blended Index ∆	10.36%	4.21%	4.51%
∆	Source: FactSet Research Systems Inc.
If the 1-year without sales charge return included adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles, the return would be 8.16%.
The MFS Diversified Income Fund Blended Index (a custom index) was comprised of the following at the end of the reporting period:
2/28/25
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index	25%
MSCI All Country World (ACWI) High Dividend Yield Index	20%
Bloomberg U.S. Credit Index	15%
JPMorgan Emerging Markets Bond Index Global Diversified	15%
MSCI US REIT Index	15%
Bloomberg U.S. Government/Mortgage Index	10%
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r2 for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,013,925,358	Total Management Fee ($)#:	11,463,961
Total Number of Holdings:	1,413	Portfolio Turnover Rate (%):	48
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income ~	66.3%
Equities	32.3%
Money Market Funds	1.4%
Equity sectors
Real Estate	12.6%
Consumer Staples	3.6%
Financials	3.6%
Health Care	2.8%
Consumer Discretionary	1.7%
Energy	1.5%
Industrials	1.5%
Information Technology	1.5%
Materials	1.2%
Communication Services	1.1%
Utilities	0.9%
Index Options	0.3%
Equity Warrants	0.0%
Composition including fixed income credit quality
AAA	1.7%
AA	1.8%
A	7.4%
BBB	11.4%
BB	14.9%
B	10.9%
CCC	4.0%
CC	0.2%
C	0.2%
U.S. Governments	3.7%
Federal Agencies	9.8%
Not Rated	0.3%
Non-Fixed Income	32.3%
Money Market Funds	1.4%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
~ The fund invests a portion of its assets in Exchange-Traded Funds (ETFs) or Options on ETFs to gain fixed income exposure. Percentages include the direct exposure from investing in ETFs or Options on ETFs and not the indirect exposure to the underlying holdings.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
DIFR2-ANN

MFS® Diversified
Income Fund
Class R3-DIFFX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Diversified Income Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment ~	Costs paid as a percentage of a $10,000 investment ~
R3	$93	0.89%
˜ Expenses are direct expenses and do not include underlying fund fees and expenses.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  The MFS Diversified Income Fund (fund) includes investments in lower quality debt instruments, U.S. government securities, emerging market debt instruments, dividend-paying equity securities, and real estate-related instruments.
  For the twelve months ended February 28, 2025, Class R3 shares of the fund provided a total return of 8.51%, at net asset value. This compares with a return of 18.41% for the fund’s benchmark, the Standard & Poor's 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index (Blended Index), generated a return of 10.36%. The Blended Index reflects the blended returns of broad asset class indices, with percentage allocations to each index designed to resemble the broad asset class allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth under Fund Performance.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection within the emerging markets debt segment contributed to relative returns.
  Top detractors from performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection and an underweight exposure to the REITS segment weighed on relative returns.
    The fund's overweight allocation to the US government bond segment also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class R3 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
R3 without sales charge	8.51%	3.35%	3.89%
Comparative Benchmark(s)
Standard & Poor's 500 Stock Index ∆	18.41%	16.85%	12.98%
MFS Diversified Income Fund Blended Index ∆	10.36%	4.21%	4.51%
∆	Source: FactSet Research Systems Inc.
If the 1-year without sales charge return included adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles, the return would be 8.52%.
The MFS Diversified Income Fund Blended Index (a custom index) was comprised of the following at the end of the reporting period:
2/28/25
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index	25%
MSCI All Country World (ACWI) High Dividend Yield Index	20%
Bloomberg U.S. Credit Index	15%
JPMorgan Emerging Markets Bond Index Global Diversified	15%
MSCI US REIT Index	15%
Bloomberg U.S. Government/Mortgage Index	10%
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r3 for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,013,925,358	Total Management Fee ($)#:	11,463,961
Total Number of Holdings:	1,413	Portfolio Turnover Rate (%):	48
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income ~	66.3%
Equities	32.3%
Money Market Funds	1.4%
Equity sectors
Real Estate	12.6%
Consumer Staples	3.6%
Financials	3.6%
Health Care	2.8%
Consumer Discretionary	1.7%
Energy	1.5%
Industrials	1.5%
Information Technology	1.5%
Materials	1.2%
Communication Services	1.1%
Utilities	0.9%
Index Options	0.3%
Equity Warrants	0.0%
Composition including fixed income credit quality
AAA	1.7%
AA	1.8%
A	7.4%
BBB	11.4%
BB	14.9%
B	10.9%
CCC	4.0%
CC	0.2%
C	0.2%
U.S. Governments	3.7%
Federal Agencies	9.8%
Not Rated	0.3%
Non-Fixed Income	32.3%
Money Market Funds	1.4%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
~ The fund invests a portion of its assets in Exchange-Traded Funds (ETFs) or Options on ETFs to gain fixed income exposure. Percentages include the direct exposure from investing in ETFs or Options on ETFs and not the indirect exposure to the underlying holdings.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
DIFR3-ANN

MFS® Diversified
Income Fund
Class R4-DIFGX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Diversified Income Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment ~	Costs paid as a percentage of a $10,000 investment ~
R4	$67	0.64%
˜ Expenses are direct expenses and do not include underlying fund fees and expenses.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  The MFS Diversified Income Fund (fund) includes investments in lower quality debt instruments, U.S. government securities, emerging market debt instruments, dividend-paying equity securities, and real estate-related instruments.
  For the twelve months ended February 28, 2025, Class R4 shares of the fund provided a total return of 8.79%, at net asset value. This compares with a return of 18.41% for the fund’s benchmark, the Standard & Poor's 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index (Blended Index), generated a return of 10.36%. The Blended Index reflects the blended returns of broad asset class indices, with percentage allocations to each index designed to resemble the broad asset class allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth under Fund Performance.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection within the emerging markets debt segment contributed to relative returns.
  Top detractors from performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection and an underweight exposure to the REITS segment weighed on relative returns.
    The fund's overweight allocation to the US government bond segment also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class R4 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
R4 without sales charge	8.79%	3.59%	4.14%
Comparative Benchmark(s)
Standard & Poor's 500 Stock Index ∆	18.41%	16.85%	12.98%
MFS Diversified Income Fund Blended Index ∆	10.36%	4.21%	4.51%
∆	Source: FactSet Research Systems Inc.
The MFS Diversified Income Fund Blended Index (a custom index) was comprised of the following at the end of the reporting period:
2/28/25
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index	25%
MSCI All Country World (ACWI) High Dividend Yield Index	20%
Bloomberg U.S. Credit Index	15%
JPMorgan Emerging Markets Bond Index Global Diversified	15%
MSCI US REIT Index	15%
Bloomberg U.S. Government/Mortgage Index	10%
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r4 for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,013,925,358	Total Management Fee ($)#:	11,463,961
Total Number of Holdings:	1,413	Portfolio Turnover Rate (%):	48
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income ~	66.3%
Equities	32.3%
Money Market Funds	1.4%
Equity sectors
Real Estate	12.6%
Consumer Staples	3.6%
Financials	3.6%
Health Care	2.8%
Consumer Discretionary	1.7%
Energy	1.5%
Industrials	1.5%
Information Technology	1.5%
Materials	1.2%
Communication Services	1.1%
Utilities	0.9%
Index Options	0.3%
Equity Warrants	0.0%
Composition including fixed income credit quality
AAA	1.7%
AA	1.8%
A	7.4%
BBB	11.4%
BB	14.9%
B	10.9%
CCC	4.0%
CC	0.2%
C	0.2%
U.S. Governments	3.7%
Federal Agencies	9.8%
Not Rated	0.3%
Non-Fixed Income	32.3%
Money Market Funds	1.4%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
~ The fund invests a portion of its assets in Exchange-Traded Funds (ETFs) or Options on ETFs to gain fixed income exposure. Percentages include the direct exposure from investing in ETFs or Options on ETFs and not the indirect exposure to the underlying holdings.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
DIFR4-ANN

MFS® Diversified
Income Fund
Class R6-DIFHX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Diversified Income Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment ~	Costs paid as a percentage of a $10,000 investment ~
R6	$57	0.55%
˜ Expenses are direct expenses and do not include underlying fund fees and expenses.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  The MFS Diversified Income Fund (fund) includes investments in lower quality debt instruments, U.S. government securities, emerging market debt instruments, dividend-paying equity securities, and real estate-related instruments.
  For the twelve months ended February 28, 2025, Class R6 shares of the fund provided a total return of 8.88%, at net asset value. This compares with a return of 18.41% for the fund’s benchmark, the Standard & Poor's 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index (Blended Index), generated a return of 10.36%. The Blended Index reflects the blended returns of broad asset class indices, with percentage allocations to each index designed to resemble the broad asset class allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth under Fund Performance.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection within the emerging markets debt segment contributed to relative returns.
  Top detractors from performance relative to the MFS Diversified Income Fund Blended Index:
    Security selection and an underweight exposure to the REITS segment weighed on relative returns.
    The fund's overweight allocation to the US government bond segment also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
R6 without sales charge	8.88%	3.69%	4.24%
Comparative Benchmark(s)
Standard & Poor's 500 Stock Index ∆	18.41%	16.85%	12.98%
MFS Diversified Income Fund Blended Index ∆	10.36%	4.21%	4.51%
∆	Source: FactSet Research Systems Inc.
The MFS Diversified Income Fund Blended Index (a custom index) was comprised of the following at the end of the reporting period:
2/28/25
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index	25%
MSCI All Country World (ACWI) High Dividend Yield Index	20%
Bloomberg U.S. Credit Index	15%
JPMorgan Emerging Markets Bond Index Global Diversified	15%
MSCI US REIT Index	15%
Bloomberg U.S. Government/Mortgage Index	10%
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,013,925,358	Total Management Fee ($)#:	11,463,961
Total Number of Holdings:	1,413	Portfolio Turnover Rate (%):	48
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income ~	66.3%
Equities	32.3%
Money Market Funds	1.4%
Equity sectors
Real Estate	12.6%
Consumer Staples	3.6%
Financials	3.6%
Health Care	2.8%
Consumer Discretionary	1.7%
Energy	1.5%
Industrials	1.5%
Information Technology	1.5%
Materials	1.2%
Communication Services	1.1%
Utilities	0.9%
Index Options	0.3%
Equity Warrants	0.0%
Composition including fixed income credit quality
AAA	1.7%
AA	1.8%
A	7.4%
BBB	11.4%
BB	14.9%
B	10.9%
CCC	4.0%
CC	0.2%
C	0.2%
U.S. Governments	3.7%
Federal Agencies	9.8%
Not Rated	0.3%
Non-Fixed Income	32.3%
Money Market Funds	1.4%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
~ The fund invests a portion of its assets in Exchange-Traded Funds (ETFs) or Options on ETFs to gain fixed income exposure. Percentages include the direct exposure from investing in ETFs or Options on ETFs and not the indirect exposure to the underlying holdings.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
DIFR6-ANN

MFS® Government
Securities Fund
Class A-MFGSX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Government Securities Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$79	0.77%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class A shares of the MFS Government Securities Fund (fund) provided a total return of 5.23%, at net asset value. This compares with a return of 5.81% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the Bloomberg U.S. Government/Mortgage Index, generated a return of 5.53%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Bloomberg U.S. Government/Mortgage Index:
    The fund's underweight exposure to the treasury sector, and out-of-benchmark exposure to both the Commercial Mortgage-Backed Security (CMBS) and Collateralized Loan Obligation (CLO) sectors, benefited relative performance.
  Top detractors from performance relative to the Bloomberg U.S. Government/Mortgage Index:
    Yield curve positioning weakened relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	5.23%	(1.15)%	0.61%
A with initial sales charge (4.25%)	0.75%	(2.01)%	0.17%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index +∆	5.81%	(0.52)%	1.51%
Bloomberg U.S. Government/Mortgage Index +∆	5.53%	(0.85)%	1.07%
+
Effective May 1, 2024, the Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Government/Mortgage Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg U.S. Government/Mortgage Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,002,629,208	Average Effective Maturity (yrs):	6.5
Total Number of Holdings:	822	Average Effective Duration (yrs):	6.3
Total Management Fee ($)#:	7,481,801
Portfolio Turnover Rate (%):	195
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income	98.9%
Money Market Funds	1.1%
Composition including fixed income credit quality
AAA	7.2%
AA	1.0%
A	0.5%
BBB	0.0%
U.S. Government	25.2%
Federal Agencies	65.0%
Money Market Funds	1.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MFGA-ANN

MFS® Government
Securities Fund
Class B-MFGBX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Government Securities Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$155	1.52%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class B shares of the MFS Government Securities Fund (fund) provided a total return of 4.45%, at net asset value. This compares with a return of 5.81% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the Bloomberg U.S. Government/Mortgage Index, generated a return of 5.53%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Bloomberg U.S. Government/Mortgage Index:
    The fund's underweight exposure to the treasury sector, and out-of-benchmark exposure to both the Commercial Mortgage-Backed Security (CMBS) and Collateralized Loan Obligation (CLO) sectors, benefited relative performance.
  Top detractors from performance relative to the Bloomberg U.S. Government/Mortgage Index:
    Yield curve positioning weakened relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	4.45%	(1.90)%	(0.15)%
B with CDSC (declining over six years from 4% to 0%)×	0.45%	(2.26)%	(0.15)%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index +∆	5.81%	(0.52)%	1.51%
Bloomberg U.S. Government/Mortgage Index +∆	5.53%	(0.85)%	1.07%
+
Effective May 1, 2024, the Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Government/Mortgage Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg U.S. Government/Mortgage Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,002,629,208	Average Effective Maturity (yrs):	6.5
Total Number of Holdings:	822	Average Effective Duration (yrs):	6.3
Total Management Fee ($)#:	7,481,801
Portfolio Turnover Rate (%):	195
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income	98.9%
Money Market Funds	1.1%
Composition including fixed income credit quality
AAA	7.2%
AA	1.0%
A	0.5%
BBB	0.0%
U.S. Government	25.2%
Federal Agencies	65.0%
Money Market Funds	1.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MFGB-ANN

MFS® Government
Securities Fund
Class C-MFGDX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Government Securities Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$155	1.52%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class C shares of the MFS Government Securities Fund (fund) provided a total return of 4.44%, at net asset value. This compares with a return of 5.81% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the Bloomberg U.S. Government/Mortgage Index, generated a return of 5.53%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Bloomberg U.S. Government/Mortgage Index:
    The fund's underweight exposure to the treasury sector, and out-of-benchmark exposure to both the Commercial Mortgage-Backed Security (CMBS) and Collateralized Loan Obligation (CLO) sectors, benefited relative performance.
  Top detractors from performance relative to the Bloomberg U.S. Government/Mortgage Index:
    Yield curve positioning weakened relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class C over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
C without sales charge	4.44%	(1.89)%	(0.15)%
C with CDSC (1% for 12 months)×	3.44%	(1.89)%	(0.15)%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index +∆	5.81%	(0.52)%	1.51%
Bloomberg U.S. Government/Mortgage Index +∆	5.53%	(0.85)%	1.07%
+
Effective May 1, 2024, the Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Government/Mortgage Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg U.S. Government/Mortgage Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/c for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,002,629,208	Average Effective Maturity (yrs):	6.5
Total Number of Holdings:	822	Average Effective Duration (yrs):	6.3
Total Management Fee ($)#:	7,481,801
Portfolio Turnover Rate (%):	195
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income	98.9%
Money Market Funds	1.1%
Composition including fixed income credit quality
AAA	7.2%
AA	1.0%
A	0.5%
BBB	0.0%
U.S. Government	25.2%
Federal Agencies	65.0%
Money Market Funds	1.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MFGC-ANN

MFS® Government
Securities Fund
Class I-MGSIX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Government Securities Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$53	0.52%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class I shares of the MFS Government Securities Fund (fund) provided a total return of 5.49%, at net asset value. This compares with a return of 5.81% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the Bloomberg U.S. Government/Mortgage Index, generated a return of 5.53%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Bloomberg U.S. Government/Mortgage Index:
    The fund's underweight exposure to the treasury sector, and out-of-benchmark exposure to both the Commercial Mortgage-Backed Security (CMBS) and Collateralized Loan Obligation (CLO) sectors, benefited relative performance.
  Top detractors from performance relative to the Bloomberg U.S. Government/Mortgage Index:
    Yield curve positioning weakened relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
I without sales charge	5.49%	(0.93)%	0.84%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index +∆	5.81%	(0.52)%	1.51%
Bloomberg U.S. Government/Mortgage Index +∆	5.53%	(0.85)%	1.07%
+
Effective May 1, 2024, the Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Government/Mortgage Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg U.S. Government/Mortgage Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,002,629,208	Average Effective Maturity (yrs):	6.5
Total Number of Holdings:	822	Average Effective Duration (yrs):	6.3
Total Management Fee ($)#:	7,481,801
Portfolio Turnover Rate (%):	195
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income	98.9%
Money Market Funds	1.1%
Composition including fixed income credit quality
AAA	7.2%
AA	1.0%
A	0.5%
BBB	0.0%
U.S. Government	25.2%
Federal Agencies	65.0%
Money Market Funds	1.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MFGI-ANN

MFS® Government
Securities Fund
Class R1-MFGGX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Government Securities Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R1	$155	1.52%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class R1 shares of the MFS Government Securities Fund (fund) provided a total return of 4.45%, at net asset value. This compares with a return of 5.81% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the Bloomberg U.S. Government/Mortgage Index, generated a return of 5.53%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Bloomberg U.S. Government/Mortgage Index:
    The fund's underweight exposure to the treasury sector, and out-of-benchmark exposure to both the Commercial Mortgage-Backed Security (CMBS) and Collateralized Loan Obligation (CLO) sectors, benefited relative performance.
  Top detractors from performance relative to the Bloomberg U.S. Government/Mortgage Index:
    Yield curve positioning weakened relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class R1 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
R1 without sales charge	4.45%	(1.90)%	(0.15)%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index +∆	5.81%	(0.52)%	1.51%
Bloomberg U.S. Government/Mortgage Index +∆	5.53%	(0.85)%	1.07%
+
Effective May 1, 2024, the Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Government/Mortgage Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg U.S. Government/Mortgage Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r1 for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,002,629,208	Average Effective Maturity (yrs):	6.5
Total Number of Holdings:	822	Average Effective Duration (yrs):	6.3
Total Management Fee ($)#:	7,481,801
Portfolio Turnover Rate (%):	195
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income	98.9%
Money Market Funds	1.1%
Composition including fixed income credit quality
AAA	7.2%
AA	1.0%
A	0.5%
BBB	0.0%
U.S. Government	25.2%
Federal Agencies	65.0%
Money Market Funds	1.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MFGR1-ANN

MFS® Government
Securities Fund
Class R2-MGVSX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Government Securities Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R2	$105	1.02%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class R2 shares of the MFS Government Securities Fund (fund) provided a total return of 4.97%, at net asset value. This compares with a return of 5.81% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the Bloomberg U.S. Government/Mortgage Index, generated a return of 5.53%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Bloomberg U.S. Government/Mortgage Index:
    The fund's underweight exposure to the treasury sector, and out-of-benchmark exposure to both the Commercial Mortgage-Backed Security (CMBS) and Collateralized Loan Obligation (CLO) sectors, benefited relative performance.
  Top detractors from performance relative to the Bloomberg U.S. Government/Mortgage Index:
    Yield curve positioning weakened relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class R2 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
R2 without sales charge	4.97%	(1.41)%	0.35%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index +∆	5.81%	(0.52)%	1.51%
Bloomberg U.S. Government/Mortgage Index +∆	5.53%	(0.85)%	1.07%
+
Effective May 1, 2024, the Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Government/Mortgage Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg U.S. Government/Mortgage Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r2 for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,002,629,208	Average Effective Maturity (yrs):	6.5
Total Number of Holdings:	822	Average Effective Duration (yrs):	6.3
Total Management Fee ($)#:	7,481,801
Portfolio Turnover Rate (%):	195
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income	98.9%
Money Market Funds	1.1%
Composition including fixed income credit quality
AAA	7.2%
AA	1.0%
A	0.5%
BBB	0.0%
U.S. Government	25.2%
Federal Agencies	65.0%
Money Market Funds	1.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MFGR2-ANN

MFS® Government
Securities Fund
Class R3-MFGHX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Government Securities Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R3	$79	0.77%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class R3 shares of the MFS Government Securities Fund (fund) provided a total return of 5.23%, at net asset value. This compares with a return of 5.81% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the Bloomberg U.S. Government/Mortgage Index, generated a return of 5.53%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Bloomberg U.S. Government/Mortgage Index:
    The fund's underweight exposure to the treasury sector, and out-of-benchmark exposure to both the Commercial Mortgage-Backed Security (CMBS) and Collateralized Loan Obligation (CLO) sectors, benefited relative performance.
  Top detractors from performance relative to the Bloomberg U.S. Government/Mortgage Index:
    Yield curve positioning weakened relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class R3 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
R3 without sales charge	5.23%	(1.16)%	0.60%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index +∆	5.81%	(0.52)%	1.51%
Bloomberg U.S. Government/Mortgage Index +∆	5.53%	(0.85)%	1.07%
+
Effective May 1, 2024, the Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Government/Mortgage Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg U.S. Government/Mortgage Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r3 for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,002,629,208	Average Effective Maturity (yrs):	6.5
Total Number of Holdings:	822	Average Effective Duration (yrs):	6.3
Total Management Fee ($)#:	7,481,801
Portfolio Turnover Rate (%):	195
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income	98.9%
Money Market Funds	1.1%
Composition including fixed income credit quality
AAA	7.2%
AA	1.0%
A	0.5%
BBB	0.0%
U.S. Government	25.2%
Federal Agencies	65.0%
Money Market Funds	1.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MFGR3-ANN

MFS® Government
Securities Fund
Class R4-MFGJX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Government Securities Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R4	$53	0.52%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class R4 shares of the MFS Government Securities Fund (fund) provided a total return of 5.49%, at net asset value. This compares with a return of 5.81% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the Bloomberg U.S. Government/Mortgage Index, generated a return of 5.53%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Bloomberg U.S. Government/Mortgage Index:
    The fund's underweight exposure to the treasury sector, and out-of-benchmark exposure to both the Commercial Mortgage-Backed Security (CMBS) and Collateralized Loan Obligation (CLO) sectors, benefited relative performance.
  Top detractors from performance relative to the Bloomberg U.S. Government/Mortgage Index:
    Yield curve positioning weakened relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class R4 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
R4 without sales charge	5.49%	(0.91)%	0.85%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index +∆	5.81%	(0.52)%	1.51%
Bloomberg U.S. Government/Mortgage Index +∆	5.53%	(0.85)%	1.07%
+
Effective May 1, 2024, the Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Government/Mortgage Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg U.S. Government/Mortgage Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
If the 1-year without sales charge return included adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles, the return would be 5.36%.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r4 for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,002,629,208	Average Effective Maturity (yrs):	6.5
Total Number of Holdings:	822	Average Effective Duration (yrs):	6.3
Total Management Fee ($)#:	7,481,801
Portfolio Turnover Rate (%):	195
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income	98.9%
Money Market Funds	1.1%
Composition including fixed income credit quality
AAA	7.2%
AA	1.0%
A	0.5%
BBB	0.0%
U.S. Government	25.2%
Federal Agencies	65.0%
Money Market Funds	1.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MFGR4-ANN

MFS® Government
Securities Fund
Class R6-MFGKX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Government Securities Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$43	0.42%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class R6 shares of the MFS Government Securities Fund (fund) provided a total return of 5.59%, at net asset value. This compares with a return of 5.81% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the Bloomberg U.S. Government/Mortgage Index, generated a return of 5.53%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Bloomberg U.S. Government/Mortgage Index:
    The fund's underweight exposure to the treasury sector, and out-of-benchmark exposure to both the Commercial Mortgage-Backed Security (CMBS) and Collateralized Loan Obligation (CLO) sectors, benefited relative performance.
  Top detractors from performance relative to the Bloomberg U.S. Government/Mortgage Index:
    Yield curve positioning weakened relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
R6 without sales charge	5.59%	(0.81)%	0.95%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index +∆	5.81%	(0.52)%	1.51%
Bloomberg U.S. Government/Mortgage Index +∆	5.53%	(0.85)%	1.07%
+
Effective May 1, 2024, the Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Government/Mortgage Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg U.S. Government/Mortgage Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	2,002,629,208	Average Effective Maturity (yrs):	6.5
Total Number of Holdings:	822	Average Effective Duration (yrs):	6.3
Total Management Fee ($)#:	7,481,801
Portfolio Turnover Rate (%):	195
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income	98.9%
Money Market Funds	1.1%
Composition including fixed income credit quality
AAA	7.2%
AA	1.0%
A	0.5%
BBB	0.0%
U.S. Government	25.2%
Federal Agencies	65.0%
Money Market Funds	1.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MFGR6-ANN

MFS® New Discovery
Value Fund
Class A-NDVAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS New Discovery Value Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$125	1.19%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class A shares of the MFS New Discovery Value Fund (fund) provided a total return of 9.88%, at net asset value. This compares with a return of 17.53% for the fund’s benchmark, the Russell 3000® Index. The fund's other benchmark, the Russell 2000® Value Index, generated a return of 7.58%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Russell 2000® Value Index:
    Security selection within the energy sector strengthened relative performance.
    The combination of an underweight position and stock selection within the health care sector further supported relative returns.
  Top detractors from performance relative to the Russell 2000® Value Index:
    Stock selection within both the consumer discretionary and consumer staples sectors held back relative results.
    The fund's underweight allocation to the financials sector also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	9.88%	11.60%	9.16%
A with initial sales charge (5.75%)	3.56%	10.29%	8.51%
Comparative Benchmark(s)
Russell 3000® Index +∆	17.53%	16.12%	12.36%
Russell 2000® Value Index +∆	7.58%	10.32%	6.91%
+
Effective May 1, 2024, the Russell 3000® Index replaced the Russell 2000® Value Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Russell 2000® Value Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	3,218,294,128	Total Management Fee ($)#:	27,425,701
Total Number of Holdings:	129	Portfolio Turnover Rate (%):	34
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Equities	97.7%
Money Market Funds	2.3%
Equity sectors
Financials	27.3%
Industrials	14.6%
Consumer Discretionary	10.2%
Real Estate	9.0%
Materials	8.4%
Information Technology	6.8%
Energy	6.5%
Utilities	6.4%
Health Care	5.4%
Consumer Staples	2.2%
Communication Services	0.9%
Top ten holdings
Prosperity Bancshares, Inc.	1.5%
Portland General Electric Co.	1.4%
SLM Corp.	1.3%
Pacific Premier Bancorp, Inc.	1.3%
Hanover Insurance Group, Inc.	1.3%
Plains GP Holdings LP	1.3%
Columbia Banking System, Inc.	1.3%
First Hawaiian, Inc.	1.2%
Popular, Inc.	1.2%
Prestige Consumer Healthcare, Inc.	1.2%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
NDVA-ANN

MFS® New Discovery
Value Fund
Class B-NDVBX
Annual Shareholder Report
This annual shareholder report contains important information about MFS New Discovery Value Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$203	1.94%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class B shares of the MFS New Discovery Value Fund (fund) provided a total return of 9.04%, at net asset value. This compares with a return of 17.53% for the fund’s benchmark, the Russell 3000® Index. The fund's other benchmark, the Russell 2000® Value Index, generated a return of 7.58%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Russell 2000® Value Index:
    Security selection within the energy sector strengthened relative performance.
    The combination of an underweight position and stock selection within the health care sector further supported relative returns.
  Top detractors from performance relative to the Russell 2000® Value Index:
    Stock selection within both the consumer discretionary and consumer staples sectors held back relative results.
    The fund's underweight allocation to the financials sector also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	9.04%	10.77%	8.34%
B with CDSC (declining over six years from 4% to 0%)×	5.04%	10.50%	8.34%
Comparative Benchmark(s)
Russell 3000® Index +∆	17.53%	16.12%	12.36%
Russell 2000® Value Index +∆	7.58%	10.32%	6.91%
+
Effective May 1, 2024, the Russell 3000® Index replaced the Russell 2000® Value Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Russell 2000® Value Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	3,218,294,128	Total Management Fee ($)#:	27,425,701
Total Number of Holdings:	129	Portfolio Turnover Rate (%):	34
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Equities	97.7%
Money Market Funds	2.3%
Equity sectors
Financials	27.3%
Industrials	14.6%
Consumer Discretionary	10.2%
Real Estate	9.0%
Materials	8.4%
Information Technology	6.8%
Energy	6.5%
Utilities	6.4%
Health Care	5.4%
Consumer Staples	2.2%
Communication Services	0.9%
Top ten holdings
Prosperity Bancshares, Inc.	1.5%
Portland General Electric Co.	1.4%
SLM Corp.	1.3%
Pacific Premier Bancorp, Inc.	1.3%
Hanover Insurance Group, Inc.	1.3%
Plains GP Holdings LP	1.3%
Columbia Banking System, Inc.	1.3%
First Hawaiian, Inc.	1.2%
Popular, Inc.	1.2%
Prestige Consumer Healthcare, Inc.	1.2%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
NDVB-ANN

MFS® New Discovery
Value Fund
Class C-NDVCX
Annual Shareholder Report
This annual shareholder report contains important information about MFS New Discovery Value Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$203	1.94%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class C shares of the MFS New Discovery Value Fund (fund) provided a total return of 9.06%, at net asset value. This compares with a return of 17.53% for the fund’s benchmark, the Russell 3000® Index. The fund's other benchmark, the Russell 2000® Value Index, generated a return of 7.58%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Russell 2000® Value Index:
    Security selection within the energy sector strengthened relative performance.
    The combination of an underweight position and stock selection within the health care sector further supported relative returns.
  Top detractors from performance relative to the Russell 2000® Value Index:
    Stock selection within both the consumer discretionary and consumer staples sectors held back relative results.
    The fund's underweight allocation to the financials sector also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class C over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
C without sales charge	9.06%	10.77%	8.34%
C with CDSC (1% for 12 months)×	8.06%	10.77%	8.34%
Comparative Benchmark(s)
Russell 3000® Index +∆	17.53%	16.12%	12.36%
Russell 2000® Value Index +∆	7.58%	10.32%	6.91%
+
Effective May 1, 2024, the Russell 3000® Index replaced the Russell 2000® Value Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Russell 2000® Value Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/c for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	3,218,294,128	Total Management Fee ($)#:	27,425,701
Total Number of Holdings:	129	Portfolio Turnover Rate (%):	34
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Equities	97.7%
Money Market Funds	2.3%
Equity sectors
Financials	27.3%
Industrials	14.6%
Consumer Discretionary	10.2%
Real Estate	9.0%
Materials	8.4%
Information Technology	6.8%
Energy	6.5%
Utilities	6.4%
Health Care	5.4%
Consumer Staples	2.2%
Communication Services	0.9%
Top ten holdings
Prosperity Bancshares, Inc.	1.5%
Portland General Electric Co.	1.4%
SLM Corp.	1.3%
Pacific Premier Bancorp, Inc.	1.3%
Hanover Insurance Group, Inc.	1.3%
Plains GP Holdings LP	1.3%
Columbia Banking System, Inc.	1.3%
First Hawaiian, Inc.	1.2%
Popular, Inc.	1.2%
Prestige Consumer Healthcare, Inc.	1.2%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
NDVC-ANN

MFS® New Discovery
Value Fund
Class I-NDVIX
Annual Shareholder Report
This annual shareholder report contains important information about MFS New Discovery Value Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$99	0.94%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class I shares of the MFS New Discovery Value Fund (fund) provided a total return of 10.15%, at net asset value. This compares with a return of 17.53% for the fund’s benchmark, the Russell 3000® Index. The fund's other benchmark, the Russell 2000® Value Index, generated a return of 7.58%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Russell 2000® Value Index:
    Security selection within the energy sector strengthened relative performance.
    The combination of an underweight position and stock selection within the health care sector further supported relative returns.
  Top detractors from performance relative to the Russell 2000® Value Index:
    Stock selection within both the consumer discretionary and consumer staples sectors held back relative results.
    The fund's underweight allocation to the financials sector also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
I without sales charge	10.15%	11.88%	9.43%
Comparative Benchmark(s)
Russell 3000® Index +∆	17.53%	16.12%	12.36%
Russell 2000® Value Index +∆	7.58%	10.32%	6.91%
+
Effective May 1, 2024, the Russell 3000® Index replaced the Russell 2000® Value Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Russell 2000® Value Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
If the 1-year without sales charge return included adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles, the return would be 10.08%.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	3,218,294,128	Total Management Fee ($)#:	27,425,701
Total Number of Holdings:	129	Portfolio Turnover Rate (%):	34
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Equities	97.7%
Money Market Funds	2.3%
Equity sectors
Financials	27.3%
Industrials	14.6%
Consumer Discretionary	10.2%
Real Estate	9.0%
Materials	8.4%
Information Technology	6.8%
Energy	6.5%
Utilities	6.4%
Health Care	5.4%
Consumer Staples	2.2%
Communication Services	0.9%
Top ten holdings
Prosperity Bancshares, Inc.	1.5%
Portland General Electric Co.	1.4%
SLM Corp.	1.3%
Pacific Premier Bancorp, Inc.	1.3%
Hanover Insurance Group, Inc.	1.3%
Plains GP Holdings LP	1.3%
Columbia Banking System, Inc.	1.3%
First Hawaiian, Inc.	1.2%
Popular, Inc.	1.2%
Prestige Consumer Healthcare, Inc.	1.2%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
NDVI-ANN

MFS® New Discovery
Value Fund
Class R1-NDVRX
Annual Shareholder Report
This annual shareholder report contains important information about MFS New Discovery Value Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R1	$204	1.95%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class R1 shares of the MFS New Discovery Value Fund (fund) provided a total return of 9.09%, at net asset value. This compares with a return of 17.53% for the fund’s benchmark, the Russell 3000® Index. The fund's other benchmark, the Russell 2000® Value Index, generated a return of 7.58%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Russell 2000® Value Index:
    Security selection within the energy sector strengthened relative performance.
    The combination of an underweight position and stock selection within the health care sector further supported relative returns.
  Top detractors from performance relative to the Russell 2000® Value Index:
    Stock selection within both the consumer discretionary and consumer staples sectors held back relative results.
    The fund's underweight allocation to the financials sector also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class R1 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
R1 without sales charge	9.09%	10.77%	8.34%
Comparative Benchmark(s)
Russell 3000® Index +∆	17.53%	16.12%	12.36%
Russell 2000® Value Index +∆	7.58%	10.32%	6.91%
+
Effective May 1, 2024, the Russell 3000® Index replaced the Russell 2000® Value Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Russell 2000® Value Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
If the 1-year without sales charge return included adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles, the return would be 9.02%.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r1 for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	3,218,294,128	Total Management Fee ($)#:	27,425,701
Total Number of Holdings:	129	Portfolio Turnover Rate (%):	34
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Equities	97.7%
Money Market Funds	2.3%
Equity sectors
Financials	27.3%
Industrials	14.6%
Consumer Discretionary	10.2%
Real Estate	9.0%
Materials	8.4%
Information Technology	6.8%
Energy	6.5%
Utilities	6.4%
Health Care	5.4%
Consumer Staples	2.2%
Communication Services	0.9%
Top ten holdings
Prosperity Bancshares, Inc.	1.5%
Portland General Electric Co.	1.4%
SLM Corp.	1.3%
Pacific Premier Bancorp, Inc.	1.3%
Hanover Insurance Group, Inc.	1.3%
Plains GP Holdings LP	1.3%
Columbia Banking System, Inc.	1.3%
First Hawaiian, Inc.	1.2%
Popular, Inc.	1.2%
Prestige Consumer Healthcare, Inc.	1.2%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
NDVR1-ANN

MFS® New Discovery
Value Fund
Class R2-NDVSX
Annual Shareholder Report
This annual shareholder report contains important information about MFS New Discovery Value Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R2	$151	1.44%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class R2 shares of the MFS New Discovery Value Fund (fund) provided a total return of 9.60%, at net asset value. This compares with a return of 17.53% for the fund’s benchmark, the Russell 3000® Index. The fund's other benchmark, the Russell 2000® Value Index, generated a return of 7.58%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Russell 2000® Value Index:
    Security selection within the energy sector strengthened relative performance.
    The combination of an underweight position and stock selection within the health care sector further supported relative returns.
  Top detractors from performance relative to the Russell 2000® Value Index:
    Stock selection within both the consumer discretionary and consumer staples sectors held back relative results.
    The fund's underweight allocation to the financials sector also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class R2 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
R2 without sales charge	9.60%	11.32%	8.89%
Comparative Benchmark(s)
Russell 3000® Index +∆	17.53%	16.12%	12.36%
Russell 2000® Value Index +∆	7.58%	10.32%	6.91%
+
Effective May 1, 2024, the Russell 3000® Index replaced the Russell 2000® Value Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Russell 2000® Value Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
If the 1-year without sales charge return included adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles, the return would be 9.54%.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r2 for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	3,218,294,128	Total Management Fee ($)#:	27,425,701
Total Number of Holdings:	129	Portfolio Turnover Rate (%):	34
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Equities	97.7%
Money Market Funds	2.3%
Equity sectors
Financials	27.3%
Industrials	14.6%
Consumer Discretionary	10.2%
Real Estate	9.0%
Materials	8.4%
Information Technology	6.8%
Energy	6.5%
Utilities	6.4%
Health Care	5.4%
Consumer Staples	2.2%
Communication Services	0.9%
Top ten holdings
Prosperity Bancshares, Inc.	1.5%
Portland General Electric Co.	1.4%
SLM Corp.	1.3%
Pacific Premier Bancorp, Inc.	1.3%
Hanover Insurance Group, Inc.	1.3%
Plains GP Holdings LP	1.3%
Columbia Banking System, Inc.	1.3%
First Hawaiian, Inc.	1.2%
Popular, Inc.	1.2%
Prestige Consumer Healthcare, Inc.	1.2%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
NDVR2-ANN

MFS® New Discovery
Value Fund
Class R3-NDVTX
Annual Shareholder Report
This annual shareholder report contains important information about MFS New Discovery Value Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R3	$125	1.19%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class R3 shares of the MFS New Discovery Value Fund (fund) provided a total return of 9.86%, at net asset value. This compares with a return of 17.53% for the fund’s benchmark, the Russell 3000® Index. The fund's other benchmark, the Russell 2000® Value Index, generated a return of 7.58%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Russell 2000® Value Index:
    Security selection within the energy sector strengthened relative performance.
    The combination of an underweight position and stock selection within the health care sector further supported relative returns.
  Top detractors from performance relative to the Russell 2000® Value Index:
    Stock selection within both the consumer discretionary and consumer staples sectors held back relative results.
    The fund's underweight allocation to the financials sector also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class R3 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
R3 without sales charge	9.86%	11.61%	9.16%
Comparative Benchmark(s)
Russell 3000® Index +∆	17.53%	16.12%	12.36%
Russell 2000® Value Index +∆	7.58%	10.32%	6.91%
+
Effective May 1, 2024, the Russell 3000® Index replaced the Russell 2000® Value Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Russell 2000® Value Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r3 for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	3,218,294,128	Total Management Fee ($)#:	27,425,701
Total Number of Holdings:	129	Portfolio Turnover Rate (%):	34
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Equities	97.7%
Money Market Funds	2.3%
Equity sectors
Financials	27.3%
Industrials	14.6%
Consumer Discretionary	10.2%
Real Estate	9.0%
Materials	8.4%
Information Technology	6.8%
Energy	6.5%
Utilities	6.4%
Health Care	5.4%
Consumer Staples	2.2%
Communication Services	0.9%
Top ten holdings
Prosperity Bancshares, Inc.	1.5%
Portland General Electric Co.	1.4%
SLM Corp.	1.3%
Pacific Premier Bancorp, Inc.	1.3%
Hanover Insurance Group, Inc.	1.3%
Plains GP Holdings LP	1.3%
Columbia Banking System, Inc.	1.3%
First Hawaiian, Inc.	1.2%
Popular, Inc.	1.2%
Prestige Consumer Healthcare, Inc.	1.2%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
NDVR3-ANN

MFS® New Discovery
Value Fund
Class R4-NDVUX
Annual Shareholder Report
This annual shareholder report contains important information about MFS New Discovery Value Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R4	$99	0.94%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class R4 shares of the MFS New Discovery Value Fund (fund) provided a total return of 10.12%, at net asset value. This compares with a return of 17.53% for the fund’s benchmark, the Russell 3000® Index. The fund's other benchmark, the Russell 2000® Value Index, generated a return of 7.58%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Russell 2000® Value Index:
    Security selection within the energy sector strengthened relative performance.
    The combination of an underweight position and stock selection within the health care sector further supported relative returns.
  Top detractors from performance relative to the Russell 2000® Value Index:
    Stock selection within both the consumer discretionary and consumer staples sectors held back relative results.
    The fund's underweight allocation to the financials sector also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class R4 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
R4 without sales charge	10.12%	11.88%	9.43%
Comparative Benchmark(s)
Russell 3000® Index +∆	17.53%	16.12%	12.36%
Russell 2000® Value Index +∆	7.58%	10.32%	6.91%
+
Effective May 1, 2024, the Russell 3000® Index replaced the Russell 2000® Value Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Russell 2000® Value Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r4 for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	3,218,294,128	Total Management Fee ($)#:	27,425,701
Total Number of Holdings:	129	Portfolio Turnover Rate (%):	34
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Equities	97.7%
Money Market Funds	2.3%
Equity sectors
Financials	27.3%
Industrials	14.6%
Consumer Discretionary	10.2%
Real Estate	9.0%
Materials	8.4%
Information Technology	6.8%
Energy	6.5%
Utilities	6.4%
Health Care	5.4%
Consumer Staples	2.2%
Communication Services	0.9%
Top ten holdings
Prosperity Bancshares, Inc.	1.5%
Portland General Electric Co.	1.4%
SLM Corp.	1.3%
Pacific Premier Bancorp, Inc.	1.3%
Hanover Insurance Group, Inc.	1.3%
Plains GP Holdings LP	1.3%
Columbia Banking System, Inc.	1.3%
First Hawaiian, Inc.	1.2%
Popular, Inc.	1.2%
Prestige Consumer Healthcare, Inc.	1.2%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
NDVR4-ANN

MFS® New Discovery
Value Fund
Class R6-NDVVX
Annual Shareholder Report
This annual shareholder report contains important information about MFS New Discovery Value Fund for the period of March 1, 2024 to February 28, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$89	0.85%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended February 28, 2025, Class R6 shares of the MFS New Discovery Value Fund (fund) provided a total return of 10.20%, at net asset value. This compares with a return of 17.53% for the fund’s benchmark, the Russell 3000® Index. The fund's other benchmark, the Russell 2000® Value Index, generated a return of 7.58%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose. Healthy earnings growth continued though advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed off mid-period lows on the back of the US election results, resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 were largely pared back while other major global central banks, notably the ECB, Bank of Canada and Bank of England, continued their gradual easing cycles. Already compressed credit spreads tightened further as corporate fundamentals remained sound. Bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election, but climbed late February amongst heightened tariff uncertainty.
  Top contributors to performance relative to the Russell 2000® Value Index:
    Security selection within the energy sector strengthened relative performance.
    The combination of an underweight position and stock selection within the health care sector further supported relative returns.
  Top detractors from performance relative to the Russell 2000® Value Index:
    Stock selection within both the consumer discretionary and consumer staples sectors held back relative results.
    The fund's underweight allocation to the financials sector also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
R6 without sales charge	10.20%	11.98%	9.54%
Comparative Benchmark(s)
Russell 3000® Index +∆	17.53%	16.12%	12.36%
Russell 2000® Value Index +∆	7.58%	10.32%	6.91%
+
Effective May 1, 2024, the Russell 3000® Index replaced the Russell 2000® Value Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Russell 2000® Value Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	3,218,294,128	Total Management Fee ($)#:	27,425,701
Total Number of Holdings:	129	Portfolio Turnover Rate (%):	34
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Equities	97.7%
Money Market Funds	2.3%
Equity sectors
Financials	27.3%
Industrials	14.6%
Consumer Discretionary	10.2%
Real Estate	9.0%
Materials	8.4%
Information Technology	6.8%
Energy	6.5%
Utilities	6.4%
Health Care	5.4%
Consumer Staples	2.2%
Communication Services	0.9%
Top ten holdings
Prosperity Bancshares, Inc.	1.5%
Portland General Electric Co.	1.4%
SLM Corp.	1.3%
Pacific Premier Bancorp, Inc.	1.3%
Hanover Insurance Group, Inc.	1.3%
Plains GP Holdings LP	1.3%
Columbia Banking System, Inc.	1.3%
First Hawaiian, Inc.	1.2%
Popular, Inc.	1.2%
Prestige Consumer Healthcare, Inc.	1.2%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
NDVR6-ANN

Item 1(b):

Not applicable.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code. David L. DiLorenzo (Principal Executive Officer) and James O. Yost (Principal Financial Officer) were the two persons covered by the Code prior to April 1, 2024. Beginning April 1, 2024, David L. DiLorenzo (Principal Executive Officer) and Kasey L. Phillips (Principal Financial Officer) are the two persons covered by the Code. A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Clarence Otis, Jr., and Darrell A. Williams, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Otis, and Williams are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended February 28, 2025 and February 29, 2024, respectively, audit fees billed to each Fund by Deloitte and E&Y were as follows:

Fees billed by Deloitte:		Audit Fees
	2025	2024
MFS Government Securities Fund	69,375	66,791

Fees billed by E&Y:		Audit Fees
	2025	2024
MFS Diversified Income Fund	74,815	71,516
MFS New Discovery Value Fund	58,154	56,353
Total	132,969	127,869

For the fiscal years ended February 28, 2025 and February 29, 2024, respectively, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2025	2024	2025	2024	2025	2024
To MFS Government	0	0	0	0	0	0
Securities Fund

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2025	2024	2025	2024	2025	2024
To MFS and MFS Related
Entities of MFS Government	0	0	0	0	234,973	0
Securities Fund*

Fees billed by Deloitte:			Aggregate fees for non-audit services
			2025		2024
To MFS Government Securities Fund, MFS			252,900		0
and MFS Related Entities#

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2025	2024	2025	2024	2025	2024
To MFS Diversified Income	0	0	660	636	0	0
Fund
To MFS New Discovery	0	0	660	636	0	0
Value Fund
Total fees billed by E&Y	0	0	1,320	1,272	0	0
To above Funds
Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2025	2024	2025	2024	2025	2024
To MFS and MFS Related
Entities of MFS Diversified	0	0	0	0	3,600	3,600
Income Fund*
To MFS and MFS Related
Entities of MFS New	0	0	0	0	3,600	3,600
Discovery Value Fund*
Fees billed by E&Y:	Aggregate fees for non-audit services
	2025	2024
To MFS Diversified Income Fund, MFS and	334,251	258,986
MFS Related Entities#
To MFS New Discovery Value Fund, MFS	334,251	258,986
and MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities. If applicable the fees are converted to USD as of the payment date.

1 The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

4 The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of

Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre- approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.  INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included in the financial statements of such series under Item 7 of this Form N-CSR.

MFS Diversified Income Fund
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Diversified Income Fund
Portfolio of Investments − 2/28/25
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 44.1%
Aerospace & Defense – 0.3%
Boeing Co., 2.196%, 2/04/2026	$478,000	$ 466,424
Boeing Co., 5.15%, 5/01/2030	561,000	561,666
Boeing Co., 5.805%, 5/01/2050	2,114,000	2,039,116
Embraer Netherlands Finance B.V., 5.98%, 2/11/2035	560,000	573,468
General Dynamics Corp., 3.625%, 4/01/2030	1,245,000	1,192,057
Huntington Ingalls Industries, Inc., 5.749%, 1/15/2035	324,000	325,088
L3 Harris Technologies, Inc., 5.4%, 1/15/2027	493,000	499,974
L3 Harris Technologies, Inc., 5.4%, 7/31/2033	472,000	480,063
		$6,137,856
Asset-Backed & Securitized – 1.8%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.003%, 11/15/2054 (i)	$6,401,444	$ 262,991
ACREC 2021-FL1 Ltd., “A”, FLR, 5.578% ((SOFR - 1mo. + 0.11448%) + 1.15%), 10/16/2036 (n)	455,506	455,607
ACREC 2023-FL2 LLC, “A”, FLR, 6.542% (SOFR - 1mo. + 2.23%), 2/19/2038 (n)	860,718	862,245
Alinea CLO Ltd., 2018-1A, “AR”, FLR, 5.203% (SOFR - 3mo. + 0.9%), 7/20/2031 (n)	772,346	771,960
American Credit Acceptance Receivables Trust, 2024-2, “A”, 5.9%, 2/12/2027 (n)	233,224	233,897
AmeriCredit Automobile Receivables Trust, 2024-1, “A”, 5.61%, 1/12/2027 (n)	55,780	55,824
AmeriCredit Automobile Receivables Trust, 2024-1, “A2-B”, FLR, 4.94% (SOFR - 1mo. + 0.6%), 2/18/2028	723,018	723,835
Angel Oak Mortgage Trust, 2024-13, “A1”, 5.464%, 12/26/2069 (n)	903,557	905,460
Arbor Realty Trust, Inc., CLO, 2021-FL1, “A”, FLR, 5.396% ((SOFR - 1mo. + 0.11448%) + 0.97%), 12/15/2035 (n)	168,981	168,699
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 5.926% ((SOFR - 1mo. + 0.11448%) + 1.5%), 12/15/2035 (n)	998,500	991,902
Arbor Realty Trust, Inc., CLO, 2021-FL4, “AS”, FLR, 6.126% ((SOFR - 1mo. + 0.11448%) + 1.7%), 11/15/2036 (n)	484,000	484,556
AREIT 2022-CRE6 Trust, “AS”, FLR, 5.99% (SOFR - 30 day + 1.65%), 1/20/2037 (n)	946,500	940,976
AREIT 2023-CRE8 Trust, “A”, FLR, 6.424% (SOFR - 1mo. + 2.1118%), 8/17/2041 (n)	474,249	476,006
ARI Fleet Lease Trust, 2023-A, “A2”, 5.41%, 2/17/2032 (n)	169,341	169,822
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)	207,015	209,056
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.584%, 2/15/2054 (i)	3,455,399	247,914
BBCMS Mortgage Trust, 2022-C18, “XA”, 0.464%, 12/15/2055 (i)	4,260,021	149,109
BDS Ltd., 2021-FL7, “B”, FLR, 5.928% ((SOFR - 1mo. + 0.11448%) + 1.5%), 6/16/2036 (n)	431,500	429,535
BDS Ltd., 2024-FL13, “A”, FLR, 5.89% (SOFR - 1mo. + 1.5762%), 9/19/2039 (n)	365,500	367,608
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.137%, 3/15/2054 (i)	6,646,338	301,035
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.882%, 6/15/2054 (i)	6,491,339	240,576
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.234%, 7/15/2054 (i)	7,390,939	410,870
Benchmark 2022-B36 Mortgage Trust, “XA”, 0.638%, 7/15/2055 (i)	6,960,231	297,691
Bridgecrest Lending Auto Securitization Trust, 2024-2, “A2”, 5.78%, 2/16/2027	254,148	254,555
Bridgecrest Lending Auto Securitization Trust, 2025-1, “A2”, 4.71%, 9/15/2027	550,000	550,187
Business Jet Securities LLC, 2024-1A, “A”, 6.197%, 5/15/2039 (n)	211,741	217,490
Chase Auto Owner Trust, 2024-5A, “A2”, 4.4%, 11/26/2027 (n)	343,058	342,793
Chesapeake Funding II LLC, 2023-2A, “A2”, FLR, 5.439% (SOFR - 30 day + 1.1%), 10/15/2035 (n)	731,082	735,139
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.82%, 12/15/2072 (i)(n)	8,602,680	286,806
Colt Funding LLC, 2024-6, “A1”, 5.39%, 11/25/2069 (n)	737,330	737,624
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.765%, 4/15/2054 (i)	4,788,373	161,948
Commercial Mortgage Pass-Through Certificates, 2022-BN43, “XA”, 0.894%, 8/15/2055 (i)	7,911,247	422,178
Commercial Mortgage Pass-Through Certificates, 2024-CBM, “A2”, 5.867%, 12/10/2041 (n)	201,342	206,004
Dell Equipment Finance Trust, 2023-3, “A2”, 6.1%, 4/23/2029 (n)	120,603	120,909
ELM Trust, 2024-ELM, “A10”, 5.414%, 6/10/2039 (n)	401,338	409,226
Enterprise Fleet Financing LLC, 2025-1, “A2”, 4.65%, 10/20/2027 (n)	181,000	181,463
EQT Trust, 2024-EXTR, “B”, 5.654%, 7/05/2041 (n)	234,585	237,942
GLS Auto Select Receivables Trust, 2023-1A, “A2”, 6.27%, 8/16/2027 (n)	177,158	177,898
DIFFS-ANN

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
GLS Auto Select Receivables Trust, 2023-2A, 6.37%, 6/15/2028 (n)	$245,703	$ 248,415
GLS Auto Select Receivables Trust, 2024-2A, “A-2”, 5.77%, 6/15/2027 (n)	580,659	582,860
KREF 2018-FT1 Ltd., “A”, FLR, 5.496% ((SOFR - 1mo. + 0.11448%) + 1.07%), 2/15/2039 (n)	317,433	316,356
KREF 2018-FT1 Ltd., “AS”, FLR, 5.726% ((SOFR - 1mo. + 0.11448%) + 1.3%), 2/15/2039 (n)	526,000	525,378
LAD Auto Receivables Trust, 2022-1A, “A”, 5.21%, 6/15/2027 (n)	63,214	63,321
LAD Auto Receivables Trust, 2023-2A, “A2”, 5.93%, 6/15/2027 (n)	192,027	192,417
LAD Auto Receivables Trust, 2025-1A, “A2”, 4.6%, 12/15/2027 (n)	735,000	735,557
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 6.176% ((SOFR - 1mo. + 0.11448%) + 1.75%), 7/15/2036 (n)	750,000	749,125
M&T Bank Auto Receivables Trust, 2025-1, “A-2A”, 4.63%, 5/15/2028 (n)	379,000	379,487
MF1 2020-FL4 Ltd., “A”, FLR, 6.126% ((SOFR - 1mo. + 0.11448%) + 1.7%), 12/15/2035 (n)	363,589	363,924
MF1 2021-FL5 Ltd., “AS”, FLR, 5.626% ((SOFR - 1mo. + 0.11448%) + 1.2%), 7/15/2036 (n)	985,000	982,411
MF1 2021-FL5 Ltd., “B”, FLR, 5.876% ((SOFR - 1mo. + 0.11448%) + 1.45%), 7/15/2036 (n)	1,241,000	1,230,381
MF1 2021-FL7 Ltd., “A”, FLR, 5.508% ((SOFR - 1mo. + 0.11448%) + 1.08%), 10/16/2036 (n)	877,099	876,727
MF1 2022-FL8 Ltd., “A”, FLR, 5.661% (SOFR - 1mo. + 1.35%), 2/19/2037 (n)	1,193,243	1,194,151
MF1 Multi-Family Housing Mortgage Loan Trust, 2024-FL5, “A”, FLR, 6% (SOFR - 1mo. + 1.688%), 8/18/2041 (n)	1,151,000	1,151,846
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.812%, 12/15/2051 (i)	8,883,375	228,519
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.28%, 5/15/2054 (i)	2,671,896	141,811
Morgan Stanley Residential Mortgage Loan Trust, 2024-NQM1, “A-1”, 6.152%, 12/25/2068 (n)	774,692	782,460
Morgan Stanley Residential Mortgage Loan Trust, 2024-NQM3, “A-1”, 5.044%, 7/25/2069 (n)	398,282	396,762
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “A”, 6.18%, 8/25/2028 (n)	393,000	395,654
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “B”, 6.48%, 8/25/2028 (n)	218,000	219,542
OBX Trust, 2023-NQM5, “A1”, 5.988%, 1/25/2064 (n)	358,017	360,788
OBX Trust, 2024-NQM1, “A1”, 5.928%, 11/25/2063 (n)	603,091	606,733
OBX Trust, 2024-NQM1, “A2”, 6.253%, 11/25/2063 (n)	86,449	86,986
OBX Trust, 2024-NQM15, “A1”, 5.316%, 10/25/2064 (n)	217,646	217,492
OBX Trust, 2024-NQM16, “A1”, 5.53%, 10/25/2064 (n)	427,189	428,529
OBX Trust, 2024-NQM2, “A1”, 5.878%, 12/25/2063 (n)	646,383	650,147
OBX Trust, 2024-NQM3, “A1”, 6.129%, 12/25/2063 (n)	391,519	395,043
OBX Trust, 2024-NQM6, “A1”, 6.447%, 2/25/2064 (n)	665,886	674,774
PFS Financing Corp., 2023-C, “B”, 5.91%, 10/15/2028 (n)	208,000	210,792
PFS Financing Corp., 2025-A, “A”, FLR, 4.988% (SOFR - 1mo. + 0.65%), 1/16/2029 (n)	692,000	691,995
Provident Funding Mortgage Trust, 2024-1, “A3”, 5.5%, 12/25/2054 (n)	464,570	464,837
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 5.634% ((SOFR - 1mo. + 0.11448%) + 1.2%), 11/25/2036 (n)	137,084	136,980
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 5.934% ((SOFR - 1mo. + 0.11448%) + 1.5%), 11/25/2036 (n)	109,000	109,152
Santander Drive Auto Receivables Trust, 2024-1, “A2”, 5.71%, 2/16/2027	62,249	62,326
SBNA Auto Lease Trust, 2023-A, “A2”, 6.27%, 4/20/2026 (n)	208,904	209,337
SBNA Auto Lease Trust, 2024-A, “A2”, 5.45%, 1/20/2026 (n)	129,490	129,643
Verus Securitization Trust, 2014-1, “A1”, 5.712%, 1/25/2069 (n)	745,695	748,305
Verus Securitization Trust, 2024-1, “A2”, 5.915%, 1/25/2069 (n)	208,386	208,921
Verus Securitization Trust, 2024-4, “A1”, 6.218%, 6/25/2069 (n)	803,831	812,232
Verus Securitization Trust, 2024-7,“A1”, 5.095%, 9/25/2069 (n)	1,221,655	1,217,444
Virginia Power Fuel Securitization LLC, 5.088%, 5/01/2027	401,129	403,804
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.931%, 1/15/2052 (i)(n)	4,985,318	140,463
Westlake Automobile Receivables Trust, 2024-1A, “A2B”, FLR, 4.91% (SOFR - 1mo. + 0.57%), 3/15/2027 (n)	320,802	320,922
World Omni Select Auto Trust, 2023-A, “A2B”, FLR, 5.19% (SOFR - 30 day + 0.85%), 3/15/2027	89,642	89,672
		$36,333,757
Automotive – 0.3%
Cummins, Inc., 5.45%, 2/20/2054	$638,000	$ 642,569
Ford Motor Credit Co. LLC, 6.95%, 6/10/2026	2,200,000	2,241,903
Ford Motor Credit Co. LLC, 5.8%, 3/08/2029	801,000	802,024
Ford Motor Credit Co. LLC, 3.25%, 2/12/2032	836,000	697,777
Hyundai Capital America, 6.375%, 4/08/2030 (n)	1,018,000	1,079,194
		$5,463,467

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Broadcasting – 0.3%
Prosus N.V., 4.193%, 1/19/2032 (n)		$881,000	$ 804,173
Prosus N.V., 4.027%, 8/03/2050 (n)		1,149,000	790,668
Walt Disney Co., 3.5%, 5/13/2040		1,911,000	1,574,765
Walt Disney Co., 3.8%, 5/13/2060		1,364,000	1,026,310
WarnerMedia Holdings, Inc., 4.279%, 3/15/2032		747,000	671,053
WMG Acquisition Corp., 3.75%, 12/01/2029 (n)		588,000	546,675
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)		781,000	722,236
			$6,135,880
Brokerage & Asset Managers – 0.2%
Charles Schwab Corp., 5.643% to 5/19/2028, FLR (SOFR - 1 day + 2.210%) to 5/19/2029		$449,000	$ 462,062
Charles Schwab Corp., 6.136% to 8/24/2033, FLR (SOFR - 1 day + 2.01%) to 8/24/2034		812,000	868,394
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		1,219,000	1,204,062
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)		1,273,000	1,211,431
LPL Holdings, Inc., 5.65%, 3/15/2035		1,045,000	1,049,461
			$4,795,410
Building – 0.1%
Ferguson Enterprises, Inc., 5%, 10/03/2034		$1,048,000	$ 1,026,059
Vulcan Materials Co., 3.5%, 6/01/2030		532,000	501,711
Vulcan Materials Co., 4.5%, 6/15/2047		419,000	361,794
Vulcan Materials Co., 5.7%, 12/01/2054		581,000	584,996
			$2,474,560
Business Services – 0.3%
Fiserv, Inc., 4.4%, 7/01/2049		$2,188,000	$ 1,837,807
Mastercard, Inc., 4.35%, 1/15/2032		956,000	938,084
Mastercard, Inc., 3.85%, 3/26/2050		977,000	786,001
Visa, Inc., 2.05%, 4/15/2030		1,051,000	937,298
Visa, Inc., 2%, 8/15/2050		1,120,000	624,355
			$5,123,545
Cable TV – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.1%, 6/01/2029		$1,998,000	$ 2,063,501
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047		898,000	758,340
Comcast Corp., 5.35%, 5/15/2053		1,165,000	1,106,751
United Group B.V., 6.75%, 2/15/2031 (n)	EUR	214,000	228,653
United Group B.V., 6.5%, 10/31/2031 (n)		460,000	490,303
Videotron Ltd., 3.625%, 6/15/2029 (n)		$1,603,000	1,507,542
Videotron Ltd., 5.7%, 1/15/2035 (n)		885,000	889,109
			$7,044,199
Chemicals – 0.0%
Sasol Financing (USA) LLC, 5.5%, 3/18/2031		$744,000	$ 634,639
Computer Software – 0.3%
Accenture Capital, Inc., 4.25%, 10/04/2031		$716,000	$ 700,660
Accenture Capital, Inc., 4.5%, 10/04/2034		478,000	463,776
Cisco Systems, Inc., 5.5%, 1/15/2040		745,000	770,829
Microsoft Corp., 2.525%, 6/01/2050		1,939,000	1,233,214
Microsoft Corp., 2.5%, 9/15/2050		1,594,000	1,005,150
Oracle Corp., 4%, 7/15/2046		705,000	553,642

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Computer Software – continued
Oracle Corp., 5.55%, 2/06/2053		$640,000	$ 612,547
			$5,339,818
Computer Software - Systems – 0.2%
Apple, Inc., 1.7%, 8/05/2031		$1,857,000	$ 1,584,685
Apple, Inc., 2.65%, 5/11/2050		2,533,000	1,631,983
			$3,216,668
Conglomerates – 0.2%
nVent Finance S.à r.l., 5.65%, 5/15/2033		$503,000	$ 509,860
Regal Rexnord Corp., 6.05%, 4/15/2028		1,122,000	1,147,478
Regal Rexnord Corp., 6.3%, 2/15/2030		955,000	995,069
Regal Rexnord Corp., 6.4%, 4/15/2033		200,000	207,976
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028		1,231,000	1,226,887
Westinghouse Air Brake Technologies Corp., 5.611%, 3/11/2034		599,000	615,485
			$4,702,755
Consumer Products – 0.2%
Haleon US Capital LLC, 3.625%, 3/24/2032		$935,000	$ 861,229
Kenvue, Inc., 5.1%, 3/22/2043		1,017,000	998,911
Mattel, Inc., 3.75%, 4/01/2029 (n)		1,307,000	1,243,165
			$3,103,305
Consumer Services – 0.2%
Booking Holdings, Inc., 3.55%, 3/15/2028		$949,000	$ 925,621
CBRE Group, Inc., 5.95%, 8/15/2034		1,583,000	1,656,658
Meituan, 4.625%, 10/02/2029 (n)		599,000	594,132
			$3,176,411
Containers – 0.1%
San Miguel Industrias PET S.A., 3.75%, 8/02/2028 (n)		$2,000,000	$ 1,841,094
Electrical Equipment – 0.1%
Arrow Electronics, Inc., 5.875%, 4/10/2034		$1,248,000	$ 1,270,026
Electronics – 0.2%
Analog Devices, Inc., 5.05%, 4/01/2034		$1,204,000	$ 1,225,393
Broadcom, Inc., 5.05%, 7/12/2029		702,000	711,712
Intel Corp., 5.7%, 2/10/2053		656,000	616,606
Lam Research Corp., 4.875%, 3/15/2049		1,260,000	1,170,132
			$3,723,843
Emerging Market Quasi-Sovereign – 2.8%
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047		$870,000	$ 780,999
Abu Dhabi Development Holding Co. PJSC, 5.375%, 5/08/2029 (n)		710,000	726,418
Abu Dhabi Development Holding Co. PJSC, 4.375%, 10/02/2031 (n)		677,000	659,016
Abu Dhabi Development Holding Co. PJSC, 5.5%, 5/08/2034 (n)		1,214,000	1,255,861
Abu Dhabi Development Holding Co. PJSC, 5.25%, 10/02/2054 (n)		718,000	678,376
Abu Dhabi National Energy Co. PJSC, 4.696%, 4/24/2033 (n)		1,147,000	1,117,614
Abu Dhabi National Energy Co. PJSC, 4.75%, 3/09/2037 (n)		549,000	523,716
Bank Gospodarstwa Krajowego (Republic of Poland), 5.375%, 5/22/2033 (n)		1,041,000	1,035,974
Bulgarian Energy Holding EAD, 2.45%, 7/22/2028	EUR	1,054,000	1,033,086
Chile Electricity Lux MPC II S.à r.l., 6.01%, 1/20/2033 (n)		$445,470	455,261

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
Codelco, Inc. (Republic of Chile), 6.33%, 1/13/2035 (n)	$720,000	$ 742,997
Codelco, Inc. (Republic of Chile), 6.44%, 1/26/2036 (n)	597,000	620,413
Corporacion Financiera de Desarrollo S.A. (Republic of Peru), 5.95%, 4/30/2029 (n)	1,013,000	1,028,045
Development Bank of Kazakhstan JSC, 5.5%, 4/15/2027 (n)	911,000	915,914
Development Bank of Kazakhstan JSC, 5.25%, 10/23/2029 (n)	672,000	667,935
Dua Capital Ltd. (Federation of Malaysia), 2.78%, 5/11/2031	878,000	780,093
Ecopetrol S.A. (Republic of Colombia), 7.75%, 2/01/2032	848,000	840,772
Empresa Nacional del Petroleo (Republic of Chile), 5.25%, 11/06/2029	624,000	620,369
Empresa Nacional del Petroleo (Republic of Chile), 3.45%, 9/16/2031 (n)	454,000	395,245
Empresa Nacional del Petroleo (Republic of Chile), 6.15%, 5/10/2033 (n)	800,000	813,503
Empresa Nacional del Petroleo (Republic of Chile), 5.95%, 7/30/2034 (n)	487,000	489,512
Empresa Nacional del Petroleo (Republic of Chile), 4.5%, 9/14/2047	895,000	696,268
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028 (n)	684,000	679,356
Export-Import Bank of India, 5.5%, 1/18/2033 (n)	2,154,000	2,205,609
Export-Import Bank of India, 5.5%, 1/13/2035 (n)	1,099,000	1,117,915
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)	1,354,000	1,203,626
JSCB Agrobank (Republic of Uzbekistan), 9.25%, 10/02/2029 (n)	399,000	415,349
KazMunayGas National Co., JSC (Republic of Kazakhstan), 3.5%, 4/14/2033	839,000	709,037
KazMunayGas National Co., JSC (Republic of Kazakhstan), 5.75%, 4/19/2047	813,000	714,791
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048	1,516,000	1,431,817
Ma'aden Sukuk Ltd. (Saudi Arabia), 5.25%, 2/13/2030 (n)	1,287,000	1,290,125
Ma'aden Sukuk Ltd. (Saudi Arabia), 5.5%, 2/13/2035 (n)	581,000	584,486
Magyar Export-Import Bank PLC (Republic of Hungary), 6.125%, 12/04/2027 (n)	798,000	813,644
MVM Energetika Zartkoruen Mukodo Reszvenytarsasag (Republic of Hungary), 6.5%, 3/13/2031	852,000	875,040
National Bank of Uzbekistan, 8.5%, 7/05/2029	668,000	689,908
Navoi Mining & Metallurgical Co. (Republic of Uzbekistan), 6.7%, 10/17/2028 (n)	517,000	522,266
Navoi Mining & Metallurgical Co. (Republic of Uzbekistan), 6.95%, 10/17/2031 (n)	752,000	752,925
NPC Ukrenergo (Government of Ukraine), 6.875%, 11/09/2028 (n)	905,000	714,950
OCP S.A. (Republic of Madagascar), 6.875%, 4/25/2044	1,263,000	1,240,898
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 6.75%, 5/02/2034 (n)	1,309,000	1,349,127
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 5.125%, 6/23/2051 (n)	2,245,000	1,751,100
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 7.5%, 5/02/2054 (n)	1,481,000	1,523,949
Ooredoo International Finance Ltd. (State of Qatar), 4.625%, 10/10/2034 (n)	662,000	640,069
Oryx Funding Ltd. (Sultanate of Oman), 5.8%, 2/03/2031 (n)	1,210,000	1,205,390
Pertamina PT, 5.625%, 5/20/2043	957,000	924,733
Petroleos Mexicanos, 6.84%, 1/23/2030	1,186,000	1,091,436
Petroleos Mexicanos, 10%, 2/07/2033	646,000	673,135
Petroleos Mexicanos, 6.75%, 9/21/2047	2,480,000	1,719,770
Petroleos Mexicanos, 7.69%, 1/23/2050	1,764,000	1,337,308
Petroleos Mexicanos, 6.95%, 1/28/2060	1,687,000	1,162,895
PT Freeport Indonesia, 6.2%, 4/14/2052 (n)	800,000	803,311
PT Indonesia Asahan Aluminium (Persero), 5.8%, 5/15/2050 (n)	1,050,000	1,002,548
QNB Finance Ltd. (State of Qatar), 2.75%, 2/12/2027	1,129,000	1,085,198
REC Ltd. (Republic of India), 4.75%, 9/27/2029 (n)	918,000	910,070
Saudi Arabian Oil Co., 5.25%, 7/17/2034 (n)	405,000	406,792
Saudi Arabian Oil Co., 5.75%, 7/17/2054 (n)	638,000	612,679
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026 (n)	1,530,000	1,546,377
T.C. Ziraat Bankasi A.S., 7.25%, 2/04/2030 (n)	586,000	586,667
Telecommunications Co. (Republic of Serbia), 7%, 10/28/2029 (n)	245,000	244,936
Turkiye Ihracat Kredi Bankasi A.S., 7.5%, 2/06/2028 (n)	1,069,000	1,090,380
Turkiye Vakiflar Bankasi T.A.O., 6.875%, 1/07/2030 (n)	712,000	705,810
Uzbek Industrial and Construction Bank ATB (Republic of Uzbekistan), 8.95%, 7/24/2029 (n)	741,000	768,902
Uzbekneftegaz JSC (Republic of Uzbekistan), 4.75%, 11/16/2028 (n)	1,236,000	1,106,109
		$57,087,820

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – 8.2%
Arab Republic of Egypt, 0%, 4/15/2025	EGP	39,600,000	$ 756,644
Arab Republic of Egypt, 0%, 4/29/2025		42,000,000	793,974
Arab Republic of Egypt, 7.6%, 3/01/2029 (n)		$523,000	507,331
Arab Republic of Egypt, 7.6%, 3/01/2029		937,000	908,927
Arab Republic of Egypt, 8.625%, 2/04/2030 (n)		628,000	623,389
Arab Republic of Egypt, 5.875%, 2/16/2031		1,366,000	1,154,270
Arab Republic of Egypt, 7.3%, 9/30/2033		885,000	755,677
Arab Republic of Egypt, 7.903%, 2/21/2048		1,356,000	1,017,000
Arab Republic of Egypt, 8.875%, 5/29/2050 (n)		638,000	518,369
Arab Republic of Egypt, 7.5%, 2/16/2061 (n)		1,057,000	745,185
Czech Republic, 5%, 9/30/2030	CZK	60,210,000	2,646,871
Czech Republic, 2%, 10/13/2033		60,310,000	2,140,808
Democratic Socialist Republic of Sri Lanka, 4%, 4/15/2028 (n)		$314,466	293,648
Democratic Socialist Republic of Sri Lanka, 3.1%, 1/15/2030 (n)		271,301	241,811
Democratic Socialist Republic of Sri Lanka, 3.35%, 3/15/2033 (n)		758,525	608,716
Democratic Socialist Republic of Sri Lanka, 3.6%, 6/15/2035 (n)		359,326	248,833
Democratic Socialist Republic of Sri Lanka, 3.6%, 5/15/2036 (n)		565,350	457,934
Democratic Socialist Republic of Sri Lanka, 3.6%, 2/15/2038 (n)		498,971	409,156
Dominican Republic, 6%, 7/19/2028 (n)		1,663,000	1,673,477
Dominican Republic, 5.5%, 2/22/2029 (n)		1,385,000	1,360,125
Dominican Republic, 7.05%, 2/03/2031 (n)		1,196,000	1,244,378
Dominican Republic, 4.875%, 9/23/2032 (n)		839,000	766,435
Dominican Republic, 6.6%, 6/01/2036 (n)		954,000	959,963
Dominican Republic, 6.95%, 3/15/2037 (n)		717,000	736,718
Dominican Republic, 7.15%, 2/24/2055 (n)		495,000	510,840
Federal Republic of Nigeria, 9.625%, 6/09/2031 (n)		621,000	634,451
Federal Republic of Nigeria, 7.875%, 2/16/2032		1,804,000	1,682,230
Federal Republic of Nigeria, 7.375%, 9/28/2033 (n)		601,000	531,885
Federal Republic of Nigeria, 7.375%, 9/28/2033		1,553,000	1,374,405
Federal Republic of Nigeria, 10.375%, 12/09/2034 (n)		632,000	659,239
Federal Republic of Nigeria, 7.696%, 2/23/2038 (n)		621,000	527,328
Federal Republic of Nigeria, 7.696%, 2/23/2038		969,000	822,836
Federal Republic of Nigeria, 7.625%, 11/28/2047		200,000	159,500
Government of Ukraine, 0%, 2/01/2030 (n)		68,728	38,385
Government of Ukraine, 0%, 2/01/2034 (n)		404,905	175,324
Government of Ukraine, 1.75%, 2/01/2034 (n)		188,729	111,161
Government of Ukraine, 0%, 2/01/2035 (n)		217,038	142,377
Government of Ukraine, 1.75%, 2/01/2035 (n)		440,367	254,973
Government of Ukraine, 0%, 2/01/2036 (n)		180,865	118,195
Government of Ukraine, 1.75%, 2/01/2036 (n)		629,096	357,956
Government of Ukraine, GDP Linked Bond, 0%, 8/01/2041 (a)		2,068,000	1,703,515
Hazine Mustesarligi Varlik Kiralama A.S. (Republic of Turkey), 6.5%, 4/26/2030 (n)		631,000	624,455
Islamic Republic of Pakistan, 6%, 4/08/2026		557,000	536,001
Islamic Republic of Pakistan, 7.375%, 4/08/2031		341,000	297,310
Islamic Republic of Pakistan, 8.875%, 4/08/2051 (n)		1,504,000	1,229,821
Kingdom of Morocco, 6.5%, 9/08/2033 (n)		1,020,000	1,064,676
Kingdom of Saudi Arabia, 5.125%, 1/13/2028 (n)		973,000	984,014
Kingdom of Saudi Arabia, 5%, 1/16/2034 (n)		843,000	835,190
Kingdom of Saudi Arabia, 5.625%, 1/13/2035 (n)		740,000	758,237
Kingdom of Saudi Arabia, 4.5%, 10/26/2046		1,925,000	1,612,761
Kingdom of Saudi Arabia, 4.625%, 10/04/2047		1,889,000	1,600,247
Kingdom of Saudi Arabia, 3.25%, 11/17/2051 (n)		736,000	482,572
Oriental Republic of Uruguay, 5.75%, 10/28/2034		826,000	855,756
Oriental Republic of Uruguay, 5.442%, 2/14/2037		967,000	975,703

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Oriental Republic of Uruguay, 4.975%, 4/20/2055		$753,000	$ 677,712
Oriental Republic of Uruguay, 5.25%, 9/10/2060		940,742	869,233
Republic of Albania, 5.9%, 6/09/2028	EUR	601,000	658,140
Republic of Albania, 4.75%, 2/14/2035 (n)		795,000	818,755
Republic of Angola, 8.75%, 4/14/2032 (n)		$1,396,000	1,247,696
Republic of Angola, 9.375%, 5/08/2048		1,356,000	1,117,107
Republic of Angola, 9.125%, 11/26/2049		2,762,000	2,223,410
Republic of Argentina, 4.125%, 7/09/2035		4,750,000	3,004,374
Republic of Argentina, 5%, 1/09/2038		3,267,000	2,184,493
Republic of Argentina, 3.5%, 7/09/2041		3,925,000	2,310,757
Republic of Azerbaijan, 3.5%, 9/01/2032		857,000	749,022
Republic of Benin, 7.96%, 2/13/2038 (n)		816,000	769,447
Republic of Benin, 8.375%, 1/23/2041 (n)		533,000	510,337
Republic of Bulgaria, 3.625%, 9/05/2032	EUR	971,000	1,042,561
Republic of Bulgaria, 5%, 3/05/2037		$1,134,000	1,100,191
Republic of Bulgaria, 4.25%, 9/05/2044	EUR	293,000	313,378
Republic of Chile, 5.65%, 1/13/2037		$1,491,000	1,514,876
Republic of Chile, 4%, 1/31/2052		2,111,000	1,627,035
Republic of Chile, 5.33%, 1/05/2054		1,321,569	1,248,005
Republic of Colombia, 3.25%, 4/22/2032		952,000	746,381
Republic of Colombia, 8%, 11/14/2035		1,193,000	1,218,780
Republic of Colombia, 7.75%, 11/07/2036		1,152,000	1,143,482
Republic of Costa Rica, 6.55%, 4/03/2034 (n)		1,204,000	1,241,859
Republic of Costa Rica, 7.158%, 3/12/2045		958,000	999,626
Republic of Costa Rica, 7.3%, 11/13/2054 (n)		1,919,000	2,016,444
Republic of Cote d'Ivoire, 4.875%, 1/30/2032 (n)	EUR	845,000	780,840
Republic of Cote d'Ivoire, 7.625%, 1/30/2033 (n)		$832,000	815,460
Republic of Cote d'Ivoire, 8.25%, 1/30/2037 (n)		1,228,000	1,193,739
Republic of Cote d'Ivoire, 6.875%, 10/17/2040 (n)	EUR	1,164,000	1,059,560
Republic of Ecuador, 5.5%, 7/31/2035		$3,110,183	1,669,103
Republic of Ecuador, 5%, 7/31/2040		3,239,000	1,583,741
Republic of El Salvador, 9.65%, 11/21/2054 (n)		294,000	312,284
Republic of Ghana, 5%, 7/03/2029 (n)		751,390	668,174
Republic of Ghana, 5%, 7/03/2035 (n)		2,586,576	1,918,463
Republic of Guatemala, 6.05%, 8/06/2031 (n)		992,000	989,550
Republic of Guatemala, 3.7%, 10/07/2033		936,000	777,979
Republic of Guatemala, 6.6%, 6/13/2036 (n)		703,000	708,178
Republic of Guatemala, 6.55%, 2/06/2037 (n)		794,000	798,489
Republic of Hungary, 6.25%, 9/22/2032 (n)		674,000	701,257
Republic of Hungary, 5.5%, 6/16/2034 (n)		2,223,000	2,199,101
Republic of Hungary, 5.5%, 3/26/2036 (n)		1,201,000	1,173,312
Republic of Hungary, 5.5%, 3/26/2036		643,000	628,176
Republic of Hungary, 6.75%, 9/25/2052 (n)		708,000	758,398
Republic of India, 7.18%, 8/14/2033	INR	38,220,000	446,038
Republic of India, 7.1%, 4/08/2034		169,380,000	1,970,505
Republic of Indonesia, 4.35%, 1/11/2048		$1,063,000	909,136
Republic of Indonesia, 5.45%, 9/20/2052		644,000	633,712
Republic of Kenya, 9.5%, 3/05/2036 (n)		612,000	592,428
Republic of Panama, 6.4%, 2/14/2035		358,000	338,212
Republic of Panama, 6.7%, 1/26/2036		336,000	323,545
Republic of Panama, 8%, 3/01/2038		1,082,000	1,129,708
Republic of Panama, 3.87%, 7/23/2060		873,000	482,988
Republic of Panama, 4.5%, 1/19/2063		1,037,000	640,809
Republic of Paraguay, 3.849%, 6/28/2033		1,268,000	1,121,193

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Republic of Paraguay, 5.85%, 8/21/2033 (n)		$942,000	$ 949,511
Republic of Paraguay, 6%, 2/09/2036 (n)		659,000	667,567
Republic of Paraguay, 5.6%, 3/13/2048		1,093,000	980,084
Republic of Paraguay, 5.4%, 3/30/2050 (n)		3,361,000	2,940,795
Republic of Paraguay, 5.4%, 3/30/2050		1,091,000	954,599
Republic of Paraguay, 6.65%, 3/04/2055 (n)		593,000	600,232
Republic of Peru, 5.375%, 2/08/2035		731,000	717,304
Republic of Peru, 5.875%, 8/08/2054		799,000	784,903
Republic of Philippines, 5.5%, 1/17/2048		840,000	833,436
Republic of Poland, 4.625%, 3/18/2029		713,000	711,271
Republic of Poland, 4.875%, 2/12/2030		685,000	689,101
Republic of Poland, 1.75%, 4/25/2032	PLN	4,864,000	935,229
Republic of Poland, 5.75%, 11/16/2032		$1,038,000	1,084,039
Republic of Poland, 4.875%, 10/04/2033		828,000	812,615
Republic of Poland, 5.125%, 9/18/2034		981,000	974,939
Republic of Poland, 5.375%, 2/12/2035		2,575,000	2,599,777
Republic of Romania, 6.625%, 2/17/2028 (n)		486,000	499,048
Republic of Romania, 5.5%, 9/18/2028 (n)	EUR	871,000	940,438
Republic of Romania, 5.875%, 1/30/2029 (n)		$590,000	588,163
Republic of Romania, 7.125%, 1/17/2033 (n)		916,000	939,727
Republic of Romania, 6.375%, 1/30/2034 (n)		554,000	537,663
Republic of Romania, 7.5%, 2/10/2037 (n)		610,000	627,438
Republic of Serbia, 6.25%, 5/26/2028 (n)		895,000	915,815
Republic of Serbia, 1.65%, 3/03/2033	EUR	429,000	360,542
Republic of Serbia, 6.5%, 9/26/2033 (n)		$716,000	747,450
Republic of Serbia, 6%, 6/12/2034 (n)		657,000	659,631
Republic of Serbia, 6%, 6/12/2034		647,000	649,591
Republic of South Africa, 8.875%, 2/28/2035	ZAR	9,496,000	456,128
Republic of South Africa, 7.1%, 11/19/2036 (n)		$1,486,000	1,458,104
Republic of South Africa, 7.3%, 4/20/2052		1,812,000	1,653,559
Republic of South Africa, 7.95%, 11/19/2054 (n)		1,529,000	1,485,653
Republic of Trinidad & Tobago, 6.4%, 6/26/2034 (n)		324,000	320,760
Republic of Turkey, 8.509%, 1/14/2029 (n)		453,000	483,043
Republic of Turkey, 5.25%, 3/13/2030		877,000	825,123
Republic of Turkey, 5.875%, 6/26/2031		1,934,000	1,832,539
Republic of Turkey, 9.375%, 1/19/2033		348,000	394,110
Republic of Turkey, 7.625%, 5/15/2034		1,118,000	1,151,372
Republic of Turkey, 6.5%, 1/03/2035		1,216,000	1,151,947
Republic of Turkey, 6.875%, 3/17/2036		945,000	919,545
Republic of Turkey, 6%, 1/14/2041		769,000	647,592
Republic of Turkey, 5.75%, 5/11/2047		1,575,000	1,227,776
Republic of Uzbekistan, 7.85%, 10/12/2028 (n)		668,000	700,434
Republic of Uzbekistan, 5.375%, 2/20/2029		1,081,000	1,035,295
Republic of Uzbekistan, 5.1%, 2/25/2029 (n)	EUR	819,000	859,154
Republic of Uzbekistan, 6.9%, 2/28/2032 (n)		$907,000	908,727
Republic of Uzbekistan, 6.947%, 5/25/2032 (n)		771,000	773,652
Republic of Venezuela, 7%, 3/31/2038 (a)(d)		6,312,000	1,073,429
Republic of Zambia, 5.75%, 6/30/2033		1,312,798	1,166,999
Republic of Zambia, 0.5%, 12/31/2053		319,563	199,388
State of Qatar, 4.817%, 3/14/2049 (n)		819,000	760,661
State of Qatar, 4.817%, 3/14/2049		619,000	574,907
State of Qatar, 4.4%, 4/16/2050 (n)		652,000	566,596
Sultanate of Oman, 6.5%, 3/08/2047		1,218,000	1,248,036
Sultanate of Oman, 6.75%, 1/17/2048		4,130,000	4,310,068

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Sultanate of Oman, 7%, 1/25/2051 (n)	$904,000	$ 970,931
Sultanate of Oman, 7%, 1/25/2051	3,006,000	3,228,561
United Arab Emirates International Government, 4.857%, 7/02/2034 (n)	843,000	854,404
United Mexican States, 6%, 5/07/2036	1,193,000	1,157,770
United Mexican States, 6.875%, 5/13/2037	1,586,000	1,632,074
United Mexican States, 6.338%, 5/04/2053	1,787,000	1,651,480
United Mexican States, 6.4%, 5/07/2054	778,000	723,724
United Mexican States, 7.375%, 5/13/2055	741,000	772,551
		$165,785,161
Energy - Independent – 0.6%
Azule Energy Finance PLC, 8.125%, 1/23/2030 (n)	$448,000	$ 453,600
Canada National Resources Ltd., 5.4%, 12/15/2034 (n)	241,000	239,781
Diamondback Energy, Inc., 5.75%, 4/18/2054	876,000	845,885
EQT Corp., 3.625%, 5/15/2031 (n)	533,000	487,696
Occidental Petroleum Corp., 6.125%, 1/01/2031	542,000	562,550
Occidental Petroleum Corp., 4.4%, 4/15/2046	1,323,000	1,023,718
Pioneer Natural Resources Co., 1.9%, 8/15/2030	1,491,000	1,298,472
Pioneer Natural Resources Co., 2.15%, 1/15/2031	757,000	659,261
Santos Finance Ltd., 6.875%, 9/19/2033 (n)	998,000	1,080,992
Sierracol Energy Andina LLC, 6%, 6/15/2028 (n)	743,000	696,100
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)	2,119,000	2,070,964
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030 (n)	1,286,000	1,118,753
Trident Energy Finance PLC, 12.5%, 11/30/2029 (n)	565,000	595,453
		$11,133,225
Energy - Integrated – 0.1%
BP Capital Markets America, Inc., 1.749%, 8/10/2030	$909,000	$ 784,562
BP Capital Markets America, Inc., 4.812%, 2/13/2033	347,000	342,536
BP Capital Markets America, Inc., 3.001%, 3/17/2052	1,301,000	844,024
Orlen S.A., 6%, 1/30/2035 (n)	888,000	903,581
		$2,874,703
Financial Institutions – 0.3%
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	$1,323,000	$ 1,242,677
IIFL Finance Ltd., 8.75%, 7/24/2028 (n)	616,000	626,367
Muthoot Finance Ltd., 7.125%, 2/14/2028 (n)	714,000	733,118
Shriram Finance Ltd., 6.15%, 4/03/2028 (n)	601,000	598,228
Shriram Transport Finance Co. Ltd., 6.625%, 4/22/2027 (n)	553,000	557,883
SMBC Aviation Capital Finance DAC, 5.3%, 4/03/2029 (n)	1,860,000	1,886,191
		$5,644,464
Food & Beverages – 1.2%
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	$2,041,000	$ 2,075,138
Bacardi Ltd., 5.15%, 5/15/2038 (n)	2,504,000	2,345,633
Bimbo Bakeries USA, Inc., 6.05%, 1/15/2029 (n)	317,000	328,988
Bimbo Bakeries USA, Inc., 5.375%, 1/09/2036 (n)	324,000	321,604
Bunge Ltd. Finance Corp., 4.65%, 9/17/2034	1,447,000	1,398,946
Central American Bottling Corp., 5.25%, 4/27/2029 (n)	2,121,000	2,035,496
Compania Cervecerias Unidas S.A., 3.35%, 1/19/2032 (n)	823,000	711,412
Constellation Brands, Inc., 4.1%, 2/15/2048	1,682,000	1,339,691
Diageo Capital PLC, 5.625%, 10/05/2033	1,299,000	1,358,978
Flowers Foods, Inc., 5.75%, 3/15/2035	1,041,000	1,066,868

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Food & Beverages – continued
Flowers Foods, Inc., 6.2%, 3/15/2055	$601,000	$ 618,624
Gruma S.A.B. de C.V., 5.39%, 12/09/2034 (n)	762,000	754,228
Gruma S.A.B. de C.V., 5.761%, 12/09/2054 (n)	401,000	383,958
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029	977,000	909,953
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/2031	568,000	516,086
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.625%, 1/15/2032	461,000	414,826
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.5%, 12/01/2052	572,000	604,382
Kraft Heinz Foods Co., 4.875%, 10/01/2049	816,000	723,006
Kraft Heinz Foods Co., 5.5%, 6/01/2050	1,304,000	1,256,288
Mars, Inc., 4.55%, 4/20/2028 (n)	463,000	462,620
Mars, Inc., 4.75%, 4/20/2033 (n)	1,424,000	1,403,798
Mars, Inc., 3.95%, 4/01/2049 (n)	758,000	603,593
PT Indofood CBP Sukses Makmur Tbk, 3.398%, 6/09/2031	1,243,000	1,126,514
PT Indofood CBP Sukses Makmur Tbk, 4.805%, 4/27/2052	1,637,000	1,375,934
SYSCO Corp., 4.45%, 3/15/2048	640,000	537,895
		$24,674,459
Gaming & Lodging – 0.4%
Flutter Treasury DAC, 6.375%, 4/29/2029 (n)	$709,000	$ 725,800
Las Vegas Sands Corp., 5.9%, 6/01/2027	582,000	593,433
Las Vegas Sands Corp., 6.2%, 8/15/2034	594,000	609,699
Marriott International, Inc., 2.85%, 4/15/2031	1,075,000	957,145
Marriott International, Inc., 3.5%, 10/15/2032	347,000	311,326
Melco Resorts Finance Ltd., 7.625%, 4/17/2032 (n)	716,000	718,685
Sands China Ltd., 2.85%, 3/08/2029	1,094,000	991,178
Sands China Ltd., 3.25%, 8/08/2031	1,670,000	1,455,233
VICI Properties LP/VICI Note Co., Inc., 4.25%, 12/01/2026 (n)	688,000	679,014
Wynn Macau Ltd., 5.125%, 12/15/2029	277,000	260,195
		$7,301,708
Industrial – 0.1%
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	$285,000	$ 280,147
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050	2,127,000	1,305,869
		$1,586,016
Insurance – 0.2%
AIA Group Ltd., 5.375%, 4/05/2034 (n)	$317,000	$ 325,063
Corebridge Financial, Inc., 3.9%, 4/05/2032	1,005,000	934,002
Corebridge Financial, Inc., 4.35%, 4/05/2042	1,747,000	1,501,366
Lincoln National Corp., 5.852%, 3/15/2034	963,000	999,842
MetLife, Inc., 5.3%, 12/15/2034	927,000	944,244
		$4,704,517
Insurance - Health – 0.3%
Elevance Health, Inc., 5.375%, 6/15/2034	$526,000	$ 532,849
Elevance Health, Inc., 5.65%, 6/15/2054	641,000	631,017
Humana, Inc., 4.95%, 10/01/2044	560,000	490,217
UnitedHealth Group, Inc., 5.3%, 2/15/2030	892,000	917,676
UnitedHealth Group, Inc., 2.3%, 5/15/2031	1,424,000	1,238,147
UnitedHealth Group, Inc., 4.625%, 7/15/2035	345,000	334,460
UnitedHealth Group, Inc., 5.5%, 7/15/2044	529,000	528,034
UnitedHealth Group, Inc., 5.875%, 2/15/2053	1,130,000	1,166,955
		$5,839,355

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – 0.4%
American International Group, Inc., 5.125%, 3/27/2033	$1,385,000	$ 1,394,284
Arthur J. Gallagher & Co., 6.5%, 2/15/2034	983,000	1,075,987
Arthur J. Gallagher & Co., 6.75%, 2/15/2054	901,000	1,025,717
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031	853,000	776,169
Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032	344,000	353,361
Marsh & McLennan Cos., Inc., 2.9%, 12/15/2051	902,000	581,218
Marsh & McLennan Cos., Inc., 4.85%, 11/15/2031	1,400,000	1,404,335
Marsh & McLennan Cos., Inc., 5.4%, 3/15/2055	801,000	789,523
		$7,400,594
International Market Quasi-Sovereign – 0.2%
NBN Co. Ltd. (Commonwealth of Australia), 5.75%, 10/06/2028 (n)	$1,470,000	$ 1,526,409
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)	1,858,000	1,589,028
		$3,115,437
International Market Sovereign – 0.3%
Government of Bermuda, 5%, 7/15/2032 (n)	$3,715,000	$ 3,629,555
Government of Bermuda, 3.375%, 8/20/2050 (n)	2,322,000	1,578,960
		$5,208,515
Machinery & Tools – 0.2%
Ashtead Capital, Inc., 4.375%, 8/15/2027 (n)	$408,000	$ 403,984
Ashtead Capital, Inc., 5.55%, 5/30/2033 (n)	839,000	842,444
CNH Industrial Capital LLC, 5.5%, 1/12/2029	1,066,000	1,096,176
CNH Industrial N.V., 3.85%, 11/15/2027	1,580,000	1,548,091
		$3,890,695
Major Banks – 2.9%
Bank of America Corp., 3.419% to 12/20/2027, FLR ((SOFR - 3mo. + 0.26161%) + 1.04%) to 12/20/2028	$2,164,000	$ 2,090,242
Bank of America Corp., 5.819% to 9/15/2028, FLR (SOFR - 1 day + 1.57%) to 9/15/2029	1,347,000	1,394,277
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032	2,851,000	2,508,519
Bank of America Corp., 5.425% to 8/15/2034, FLR (SOFR - 1 day + 1.913%) to 8/15/2035	710,000	701,076
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	998,000	867,715
Commonwealth Bank of Australia, 3.61% to 9/12/2029, FLR (CMT - 1yr. + 2.05%) to 9/12/2034 (n)	818,000	765,441
Commonwealth Bank of Australia, 3.305%, 3/11/2041 (n)	1,351,000	1,029,145
Credit Agricole S.A., 1.247% to 1/26/2026, FLR (SOFR - 1 day + 0.89162%) to 1/26/2027 (n)	3,272,000	3,174,069
Deutsche Bank AG, 5.706% to 2/08/2027, FLR (SOFR - 1 day + 1.594%) to 2/08/2028	1,402,000	1,423,432
Deutsche Bank AG, 5.373% to 1/10/2028, FLR (SOFR - 1 day + 1.21%) to 1/10/2029	1,059,000	1,068,701
ForteBank JSC, 7.75%, 2/04/2030 (n)	287,000	284,977
Goldman Sachs Group, Inc., 4.692% to 10/23/2029, FLR (SOFR - 1 day + 1.135%) to 10/23/2030	704,000	698,667
Goldman Sachs Group, Inc., 5.016% to 10/23/2034, FLR (SOFR - 1 day + 1.42%) to 10/23/2035	1,771,000	1,731,847
HSBC Holdings PLC, 5.13% to 3/03/2030, FLR (SOFR - 1 day + 1.29%) to 3/03/2031	796,000	797,658
HSBC Holdings PLC, 2.357% to 8/18/2030, FLR (SOFR - 1 day + 1.947%) to 8/18/2031	804,000	698,401
Itau Unibanco Holding S.A. of Cayman Islands, 6%, 2/27/2030 (n)	855,000	860,130
JPMorgan Chase & Co., 6.07% to 10/22/2026, FLR (SOFR - 1 day + 1.33%) to 10/22/2027	1,791,000	1,833,872
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR ((SOFR - 3mo. + 0.26161%) + 1.337%) to 2/01/2028	1,934,000	1,905,018
JPMorgan Chase & Co., 5.581% to 4/22/2029, FLR (SOFR - 1 day + 1.16%) to 4/22/2030	788,000	811,357
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR - 1 day + 1.18%) to 11/08/2032	3,984,000	3,446,359
JPMorgan Chase & Co., 5.336% to 1/23/2034, FLR (SOFR - 1 day + 1.62%) to 1/23/2035	675,000	684,703
JPMorgan Chase & Co., 4.946% to 10/22/2034, FLR (SOFR - 1 day + 1.34%) to 10/22/2035	499,000	490,650
Mitsubishi UFJ Financial Group, Inc., 1.64% to 10/13/2026, FLR (CMT - 1yr. + 0.67%) to 10/13/2027	2,438,000	2,326,482
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032	2,319,000	1,998,052
Morgan Stanley, 3.125%, 7/27/2026	1,495,000	1,468,012

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Morgan Stanley, 5.449% to 7/20/2028, FLR (SOFR - 1 day + 1.63%) to 7/20/2029	$705,000	$ 721,434
Morgan Stanley, 5.424% to 7/21/2033, FLR (SOFR - 1 day + 1.88%) to 7/21/2034	851,000	865,799
National Australia Bank Ltd., 3.347% to 1/12/2032, FLR (CMT - 5yr. + 1.7%) to 1/12/2037 (n)	1,931,000	1,702,432
Nordea Bank Abp, 1.5%, 9/30/2026 (n)	2,672,000	2,552,226
Oversea-Chinese Banking Corp. Ltd., 4.602%, 6/15/2032	671,000	669,582
PNC Financial Services Group, Inc., 5.3% to 1/21/2027, FLR (SOFR - 1 day + 1.342%) to 1/21/2028	686,000	695,399
PNC Financial Services Group, Inc., 5.676% to 1/22/2034, FLR (SOFR - 1 day + 1.902%) to 1/22/2035	698,000	719,855
PNC Financial Services Group, Inc., 5.575% to 1/29/2035, FLR (SOFR - 1 day + 1.394%) to 1/29/2036	728,000	745,585
Sumitomo Mitsui Financial Group, Inc., 1.71%, 1/12/2031	2,461,000	2,066,219
Toronto-Dominion Bank, 4.108%, 6/08/2027	830,000	823,023
Toronto-Dominion Bank, 4.693%, 9/15/2027	1,068,000	1,076,314
UBS Group AG, 3.126% to 8/13/2029, FLR (LIBOR - 3mo. + 1.468%) to 8/13/2030 (n)	2,957,000	2,749,744
UBS Group AG, 3.179% to 2/11/2042, FLR (CMT - 1yr. + 1.1%) to 2/11/2043 (n)	2,359,000	1,770,972
UBS Group AG, 9.25% to 11/13/2028, FLR (CMT - 5yr. + 4.745%) to 5/13/2172 (n)	893,000	977,303
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)	1,750,000	1,727,984
UniCredit S.p.A., 1.982% to 6/03/2026, FLR (CMT - 1yr. + 1.2%) to 6/03/2027 (n)	817,000	788,766
Wells Fargo & Co., 4.54% to 8/15/2025, FLR (SOFR - 1 day + 1.56%) to 8/15/2026	631,000	630,515
Wells Fargo & Co., 5.574% to 7/25/2028, FLR (SOFR - 1 day + 1.74%) to 7/25/2029	1,172,000	1,201,725
Wells Fargo & Co., 5.244% to 1/24/2030, FLR (SOFR - 1 day + 1.11%) to 1/24/2031	863,000	877,136
		$58,420,815
Medical & Health Technology & Services – 0.4%
Alcon Finance Corp., 2.75%, 9/23/2026 (n)	$2,224,000	$ 2,162,369
HCA, Inc., 5.45%, 9/15/2034	1,408,000	1,403,194
ICON Investments Six DAC, 5.809%, 5/08/2027	1,474,000	1,505,071
Marin General Hospital, 7.242%, 8/01/2045	839,000	972,447
Thermo Fisher Scientific, Inc., 4.977%, 8/10/2030	1,203,000	1,223,550
Thermo Fisher Scientific, Inc., 2.8%, 10/15/2041	832,000	603,748
		$7,870,379
Medical Equipment – 0.1%
Danaher Corp., 2.6%, 10/01/2050	$1,499,000	$ 931,448
Stryker Corp., 4.625%, 9/11/2034	1,207,000	1,180,123
		$2,111,571
Metals & Mining – 0.2%
Aris Mining Corp., 8%, 10/31/2029 (n)	$495,000	$ 495,659
Compania de Minas Buenaventura S.A.A., 6.8%, 2/04/2032 (n)	566,000	573,477
First Quantum Minerals Ltd., 8%, 3/01/2033 (n)	329,000	335,183
Petra Diamonds US$ Treasury PLC, 9.75%, 3/08/2026 (n)	1,636,301	1,110,423
Samarco Mineracao S.A., 9% PIK to 12/30/2025, (4% Cash + 5% PIK) to 12/30/2026, (5.5% Cash + 3.5% PIK) to 12/30/2027, 9.25% Cash to 12/30/29, 9.5% Cash to 6/30/2031 (n)(p)	1,092,197	1,064,000
Vale Overseas Ltd., 6.4%, 6/28/2054	841,000	844,987
		$4,423,729
Midstream – 0.7%
Columbia Pipelines Holdings Co. LLC, 6.055%, 8/15/2026 (n)	$313,000	$ 318,193
Columbia Pipelines Operating Co. LLC, 6.497%, 8/15/2043 (n)	781,000	831,810
Columbia Pipelines Operating Co. LLC, 6.544%, 11/15/2053 (n)	872,000	944,276
Eastern Energy Gas Holdings LLC, 5.65%, 10/15/2054	1,589,000	1,557,496
Enbridge, Inc., 5.7%, 3/08/2033	779,000	801,495
Enbridge, Inc., 5.95%, 4/05/2054	780,000	791,795
Energy Transfer LP, 4%, 10/01/2027	893,000	877,790

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – continued
Energy Transfer LP, 5.95%, 5/15/2054	$476,000	$ 470,163
Enterprise Products Operating LLC, 4.85%, 1/31/2034	1,594,000	1,575,527
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	1,384,430	1,334,483
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/2036 (n)	597,000	499,606
Peru LNG, 5.375%, 3/22/2030	1,149,542	1,076,238
Plains All American Pipeline LP, 4.65%, 10/15/2025	564,000	563,287
Plains All American Pipeline LP, 5.95%, 6/15/2035	1,153,000	1,188,017
Targa Resources Corp., 4.95%, 4/15/2052	1,810,000	1,551,826
		$14,382,002
Mortgage-Backed – 9.7%
Fannie Mae, 4.5%, 5/01/2025 - 11/25/2042	$1,184,270	$ 1,176,621
Fannie Mae, 2.912%, 7/25/2027	771,189	749,279
Fannie Mae, 3%, 11/01/2028 - 9/01/2046	8,872,300	8,445,820
Fannie Mae, 3.5%, 1/25/2030 - 6/25/2048	4,022,812	3,743,641
Fannie Mae, 2.5%, 11/01/2031 - 10/01/2046	867,956	787,381
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	305,733	23,345
Fannie Mae, 6.5%, 1/01/2033 - 10/01/2037	31,022	32,262
Fannie Mae, 3%, 2/25/2033 (i)	419,809	31,471
Fannie Mae, 5.5%, 5/01/2033 - 5/01/2044	1,855,472	1,908,426
Fannie Mae, 5%, 11/01/2033 - 3/25/2042	2,328,060	2,357,396
Fannie Mae, 4.916%, 4/25/2034	28,065	28,070
Fannie Mae, 6%, 8/01/2034 - 8/01/2054	152,450	157,378
Fannie Mae, 4.756%, 1/25/2036	18,156	18,153
Fannie Mae, 4.766%, 10/25/2039 - 12/25/2045	95,640	94,133
Fannie Mae, 4%, 9/01/2040 - 7/01/2043	3,091,075	2,977,226
Fannie Mae, 1%, 3/25/2041	235,534	204,816
Fannie Mae, 4.816%, 3/25/2041	45,647	45,514
Fannie Mae, 2.25%, 4/25/2041	457,156	434,351
Fannie Mae, 4.966%, 7/25/2041	40,635	40,481
Fannie Mae, 2%, 8/25/2044	186,232	171,999
Fannie Mae, 4%, 9/25/2050 (i)	457,930	90,379
Fannie Mae, 5.802%, 11/25/2053	729,820	737,892
Fannie Mae, 5.252%, 12/25/2053	907,998	907,527
Fannie Mae, 5.502%, 6/25/2054 - 2/25/2055	2,182,832	2,184,850
Fannie Mae, 5.202%, 1/25/2055	648,655	648,100
Fannie Mae, UMBS, 2.5%, 8/01/2036 - 9/01/2052	14,688,166	12,472,984
Fannie Mae, UMBS, 2%, 3/01/2037 - 9/01/2052	9,044,872	7,464,056
Fannie Mae, UMBS, 5.5%, 8/01/2038 - 8/01/2054	2,451,974	2,473,256
Fannie Mae, UMBS, 1.5%, 2/01/2042 - 9/01/2051	1,910,119	1,455,789
Fannie Mae, UMBS, 3.5%, 5/01/2049 - 7/01/2052	371,613	344,125
Fannie Mae, UMBS, 3%, 7/01/2050 - 8/01/2052	5,778,477	5,050,535
Fannie Mae, UMBS, 4%, 8/01/2051 - 5/01/2052	764,617	725,513
Fannie Mae, UMBS, 4.5%, 7/01/2052 - 9/01/2052	336,615	326,189
Fannie Mae, UMBS, 5%, 8/01/2052 - 3/01/2053	2,229,421	2,199,425
Fannie Mae, UMBS, 6%, 2/01/2053 - 10/01/2054	4,103,132	4,195,912
Fannie Mae, UMBS, 6.5%, 6/01/2053 - 9/01/2053	238,048	246,459
Freddie Mac, 0.069%, 5/25/2025 (i)	90,795,198	19,017
Freddie Mac, 3.7%, 5/25/2025	455,321	453,797
Freddie Mac, 4%, 7/01/2025 - 1/15/2055	2,128,439	2,077,446
Freddie Mac, 4.5%, 7/01/2025 - 5/01/2042	1,015,699	1,010,825
Freddie Mac, 3.75%, 8/25/2025	936,864	932,125
Freddie Mac, 2.745%, 1/25/2026	519,707	512,110
Freddie Mac, 3.208%, 2/25/2026	725,489	718,164

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 2.57%, 7/25/2026	$4,800,000	$ 4,696,218
Freddie Mac, 3.12%, 9/25/2026	1,944,856	1,909,765
Freddie Mac, 2.525%, 10/25/2026	1,667,889	1,622,759
Freddie Mac, 2.797%, 12/25/2026	203,763	200,995
Freddie Mac, 3.413%, 12/25/2026	2,500,000	2,459,695
Freddie Mac, 1.375%, 3/25/2027 (i)	2,188,000	55,783
Freddie Mac, 3.243%, 4/25/2027	1,555,025	1,523,269
Freddie Mac, 3.117%, 6/25/2027	3,102,231	3,025,690
Freddie Mac, 0.564%, 7/25/2027 (i)	43,098,854	489,931
Freddie Mac, 0.41%, 8/25/2027 (i)	32,248,138	292,258
Freddie Mac, 1.47%, 9/25/2027	700,000	652,820
Freddie Mac, 3.286%, 11/25/2027	1,033,900	1,006,973
Freddie Mac, 0.363%, 12/25/2027 (i)	209,078	1,885
Freddie Mac, 1.603%, 12/25/2027	1,292,375	1,202,691
Freddie Mac, 0.293%, 1/25/2028 (i)	58,512,784	475,762
Freddie Mac, 0.3%, 1/25/2028 (i)	24,519,690	202,121
Freddie Mac, 0.128%, 2/25/2028 - 8/25/2033 (i)	86,985,094	471,884
Freddie Mac, 0.116%, 4/25/2028 (i)	48,919,174	208,102
Freddie Mac, 3.9%, 4/25/2028	288,736	285,423
Freddie Mac, 3%, 6/15/2028 - 10/01/2046	4,602,844	4,251,530
Freddie Mac, 0.425%, 10/25/2028 (i)	6,096,432	92,975
Freddie Mac, 4.804%, 3/25/2029	817,411	816,228
Freddie Mac, 0.443%, 5/25/2029 (i)	6,862,801	123,949
Freddie Mac, 1.005%, 7/25/2029 (i)	4,906,286	164,747
Freddie Mac, 1.086%, 7/25/2029 (i)	7,944,004	319,258
Freddie Mac, 1.138%, 8/25/2029 (i)	13,986,029	602,711
Freddie Mac, 4.814%, 9/25/2029	750,991	750,990
Freddie Mac, 4.63%, 10/25/2029	1,193,862	1,206,550
Freddie Mac, 4.25%, 11/25/2029	439,009	436,793
Freddie Mac, 4.69%, 11/25/2029	1,515,217	1,535,395
Freddie Mac, 4.23%, 12/25/2029	867,560	862,385
Freddie Mac, 4.808%, 12/25/2029	449,376	449,080
Freddie Mac, 1.317%, 1/25/2030 (i)	4,107,398	222,902
Freddie Mac, 1.798%, 4/25/2030 - 5/25/2030 (i)	13,273,340	1,080,825
Freddie Mac, 1.867%, 4/25/2030 (i)	8,166,315	665,520
Freddie Mac, 1.666%, 5/25/2030 (i)	4,373,949	333,538
Freddie Mac, 5.5%, 6/01/2030 - 9/01/2041	627,104	642,276
Freddie Mac, 1.114%, 6/25/2030 (i)	3,085,292	151,392
Freddie Mac, 1.341%, 6/25/2030 (i)	3,957,955	245,682
Freddie Mac, 4.704%, 6/25/2030	420,215	419,246
Freddie Mac, 4.744%, 6/25/2030	276,723	276,094
Freddie Mac, 1.598%, 8/25/2030 (i)	3,506,241	264,902
Freddie Mac, 1.169%, 9/25/2030 (i)	2,193,674	123,521
Freddie Mac, 4.878%, 11/25/2030	1,044,821	1,045,336
Freddie Mac, 0.323%, 1/25/2031 (i)	12,652,566	188,654
Freddie Mac, 0.78%, 1/25/2031 (i)	4,987,462	200,971
Freddie Mac, 0.354%, 2/25/2031 (i)	2,871,045	64,610
Freddie Mac, 1.214%, 7/25/2031 (i)	3,953,830	264,783
Freddie Mac, 0.855%, 9/25/2031 (i)	5,826,990	273,468
Freddie Mac, 4.803%, 10/15/2032	35,247	35,232
Freddie Mac, 0.154%, 11/25/2032 (i)	11,453,817	156,175
Freddie Mac, 0.266%, 5/25/2033 (i)	2,600,000	56,866
Freddie Mac, 3.5%, 8/15/2033 - 10/25/2058	4,281,828	4,065,766
Freddie Mac, 0.176%, 10/25/2033 (i)	11,781,459	205,967

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 5.15%, 12/25/2033	$847,266	$ 883,957
Freddie Mac, 5%, 3/25/2034 - 12/01/2044	3,498,581	3,590,432
Freddie Mac, 6%, 8/01/2034 - 10/01/2038	398,813	416,130
Freddie Mac, 0.905%, 9/25/2034 (i)	1,508,629	109,155
Freddie Mac, 4.489%, 9/25/2034	2,349,390	2,338,393
Freddie Mac, 4.76%, 10/25/2034	1,265,727	1,285,614
Freddie Mac, 4.894%, 10/25/2034	1,499,941	1,498,857
Freddie Mac, 0.056%, 1/25/2035 (i)	17,854,931	173,620
Freddie Mac, 0.427%, 1/25/2035 (i)(w)	6,569,974	160,071
Freddie Mac, 4.653%, 4/15/2035	25,508	25,327
Freddie Mac, 5.5%, 2/15/2036 (i)	114,600	18,720
Freddie Mac, 6.5%, 5/01/2037	3,724	3,851
Freddie Mac, 5.153%, 5/15/2039	29,140	29,270
Freddie Mac, 4.5%, 12/15/2040 (i)	20,009	1,860
Freddie Mac, 4.853%, 8/15/2046	48,536	47,990
Freddie Mac, 5.172%, 9/25/2052	770,117	754,564
Freddie Mac, 5.802%, 10/25/2053	85,846	87,733
Freddie Mac, 5.252%, 10/25/2054	1,492,336	1,494,724
Freddie Mac, 5.702%, 2/25/2055	900,281	905,325
Freddie Mac, 5.852%, 2/25/2055	484,452	490,070
Freddie Mac, 5.424%, 3/25/2055	1,566,608	1,567,333
Freddie Mac, 5.45%, 3/25/2055	1,950,000	1,953,862
Freddie Mac, 0.32%, 6/25/2055 (i)	17,860,106	384,405
Freddie Mac, 3.25%, 11/25/2061	787,492	718,734
Freddie Mac, UMBS, 2%, 3/01/2037 - 3/01/2052	13,219,681	10,645,387
Freddie Mac, UMBS, 2.5%, 3/01/2037 - 9/01/2052	2,140,146	1,830,737
Freddie Mac, UMBS, 3%, 3/01/2047 - 9/01/2052	2,642,923	2,330,596
Freddie Mac, UMBS, 1.5%, 6/01/2051 - 11/01/2051	59,128	45,005
Freddie Mac, UMBS, 3.5%, 5/01/2052	142,355	130,256
Freddie Mac, UMBS, 4%, 5/01/2052 - 6/01/2052	1,328,128	1,251,406
Freddie Mac, UMBS, 6%, 10/01/2052 - 7/01/2054	1,366,379	1,394,703
Freddie Mac, UMBS, 5.5%, 12/01/2052 - 4/01/2053	795,296	803,337
Ginnie Mae, 3.5%, 8/20/2029 - 1/20/2043 (i)	1,138,591	126,610
Ginnie Mae, 5.5%, 5/15/2033 - 1/20/2055	3,375,766	3,397,121
Ginnie Mae, 4.5%, 7/20/2033 - 5/20/2054	6,355,343	6,197,339
Ginnie Mae, 5.656%, 8/20/2034	260,945	266,044
Ginnie Mae, 4%, 5/16/2039 - 7/20/2053	1,450,788	1,385,005
Ginnie Mae, 5%, 8/20/2039 - 2/20/2055	1,357,170	1,345,869
Ginnie Mae, 4%, 12/20/2039 - 8/16/2042 (i)	310,301	44,831
Ginnie Mae, 4.526%, 9/20/2041	1,267,200	1,233,712
Ginnie Mae, 3.5%, 12/15/2041 - 11/20/2052	3,274,757	3,048,786
Ginnie Mae, 2.5%, 6/20/2042 - 6/20/2052	5,291,330	4,537,814
Ginnie Mae, 3%, 4/20/2045 - 10/20/2052	4,160,401	3,725,441
Ginnie Mae, 4.726%, 10/20/2045	1,137,499	1,108,310
Ginnie Mae, 4.876%, 7/20/2046	443,258	435,794
Ginnie Mae, 4.676%, 10/20/2047	85,372	83,421
Ginnie Mae, 2.5%, 2/20/2051 (i)	356,232	43,929
Ginnie Mae, 2%, 3/20/2052	165,084	135,634
Ginnie Mae, 7%, 12/20/2053	63,797	65,735
Ginnie Mae, 6%, 2/20/2054 - 11/20/2055	1,828,480	1,866,559
Ginnie Mae, 5.496%, 3/20/2064	590,280	594,293
Ginnie Mae, 5.546%, 3/20/2064	277,648	279,427
Ginnie Mae, 5.12%, 7/20/2064	192,936	193,867
Ginnie Mae, 5.19%, 10/20/2066	251,068	252,273

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Ginnie Mae, 5.21%, 10/20/2066	$669,773	$ 669,640
Ginnie Mae, 5.127%, 2/20/2067	361,090	361,460
Ginnie Mae, 5.841%, 3/20/2067	806,866	808,401
Ginnie Mae, 6.417%, 7/20/2067	991,095	998,544
Ginnie Mae, 4.89%, 11/20/2067	263,504	263,013
Ginnie Mae, 5.922%, 4/20/2068	1,360,015	1,360,316
Ginnie Mae, 4.97%, 7/20/2070 - 1/20/2075	1,431,843	1,426,439
Ginnie Mae, 4.911%, 2/20/2075	1,048,519	1,043,768
Ginnie Mae, TBA, 5.5%, 3/15/2055 - 4/15/2055	500,000	500,986
Ginnie Mae, TBA, 6%, 3/15/2055	1,700,000	1,722,946
UMBS, TBA, 6%, 3/25/2054	2,925,000	2,972,786
UMBS, TBA, 6.5%, 3/25/2054	1,320,834	1,360,583
		$195,282,699
Municipals – 0.2%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 2.746%, 6/01/2034	$855,000	$ 741,154
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.682%, 7/01/2027	255,000	245,094
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 6.352%, 7/01/2049	760,000	796,050
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev., Taxable (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	26,858	26,505
National Finance Authority, NH, Utility Refunding Rev., Taxable (Wheeling Power Co. Project), “A”, 6.89%, 4/01/2034	1,115,000	1,159,024
State of Florida, Taxable, “A”, 2.154%, 7/01/2030	673,000	597,488
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.647%, 6/01/2025	175,000	173,652
		$3,738,967
Natural Gas - Distribution – 0.1%
Boston Gas Co., 5.843%, 1/10/2035 (n)	$1,305,000	$ 1,351,702
Natural Gas - Pipeline – 0.1%
APA Infrastructure Ltd., 5%, 3/23/2035 (n)	$470,000	$ 457,665
APA Infrastructure Ltd., 5.75%, 9/16/2044 (n)	1,083,000	1,099,172
		$1,556,837
Oils – 0.2%
Marathon Petroleum Corp., 5.7%, 3/01/2035	$1,649,000	$ 1,659,840
Raizen Fuels Finance S.A., 6.45%, 3/05/2034 (n)	314,000	315,676
Raizen Fuels Finance S.A., 5.7%, 1/17/2035 (n)	938,000	886,879
Raizen Fuels Finance S.A., 6.95%, 3/05/2054 (n)	717,000	704,236
		$3,566,631
Other Banks & Diversified Financials – 0.9%
AIB Group PLC, 6.608% to 9/13/2028, FLR (SOFR - 1 day + 2.33%) to 9/13/2029 (n)	$2,171,000	$ 2,298,327
Banco GNB Sudameris S.A., 7.5% to 4/16/2026, FLR (CMT - 5yr. + 6.66%) to 4/16/2031 (n)	1,456,000	1,437,130
Banco Santander Mexico S.A., 5.621%, 12/10/2029 (n)	497,000	500,981
Bangkok Bank Public Co. Ltd. (Hong Kong), 5.65%, 7/05/2034 (n)	886,000	914,914
Bangkok Bank Public Co. Ltd. (Hong Kong), 3.733% to 9/25/2029, FLR (CMT - 5yr. + 1.9%) to 9/25/2034	1,222,000	1,139,120
BBVA Bancomer S.A. (Texas), 8.45% to 6/29/2033, FLR (CMT - 5yr. + 4.661%) to 6/29/2038 (n)	362,000	381,478
BBVA Bancomer S.A. (Texas), 8.125%, 1/08/2039 (n)	476,000	492,856
BBVA Mexico S.A., 7.625%, 2/11/2035 (n)	485,000	495,408
BSF Finance, 5.5%, 11/23/2027	800,000	812,568
CaixaBank S.A., 6.84% to 9/13/2033, FLR (SOFR - 1 day + 2.77%) to 9/13/2034 (n)	1,234,000	1,347,396
Intesa Sanpaolo S.p.A., 7.2%, 11/28/2033 (n)	929,000	1,036,634
M&T Bank Corp., 7.413% to 10/30/2028, FLR (SOFR - 1 day + 2.80%) to 10/30/2029	491,000	531,427

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
M&T Bank Corp., 5.053% to 1/27/2033, FLR (SOFR - 1 day + 1.850%) to 1/27/2034	$694,000	$ 679,295
Manufacturers and Traders Trust Co., 4.7%, 1/27/2028	1,206,000	1,210,505
NBK SPC Ltd. (State of Kuwait), 5.5% to 6/06/2029, FLR (SOFR - 1 day + 1.16%) to 6/06/2030 (n)	426,000	431,748
Truist Financial Corp., 7.161% to 10/30/2028, FLR (SOFR - 1 day + 2.446%) to 10/30/2029	1,016,000	1,094,225
Truist Financial Corp., 5.153% to 8/05/2031, FLR (SOFR - 1 day + 1.571%) to 8/05/2032	309,000	310,691
United Overseas Bank Ltd., 2% to 10/14/2026, FLR (CMT - 5yr. + 1.23%) to 10/14/2031 (n)	1,677,000	1,608,974
United Overseas Bank Ltd., 3.863% to 10/07/2027, FLR (CMT - 5yr. + 1.45%) to 10/07/2032 (n)	934,000	914,750
		$17,638,427
Pharmaceuticals – 0.4%
AbbVie, Inc., 5.35%, 3/15/2044	$1,232,000	$ 1,242,504
AbbVie, Inc., 5.4%, 3/15/2054	468,000	471,073
Biocon Biologics Global PLC, 6.67%, 10/09/2029 (n)	751,000	723,923
Bristol-Myers Squibb Co., 5.5%, 2/22/2044	629,000	636,374
Eli Lilly & Co., 4.7%, 2/09/2034	1,560,000	1,546,291
Eli Lilly & Co., 5.5%, 2/12/2055	272,000	280,726
Merck & Co., Inc., 2.75%, 12/10/2051	826,000	523,698
Pfizer Investment Enterprises Pte. Ltd., 5.3%, 5/19/2053	324,000	313,280
Pfizer, Inc., 2.55%, 5/28/2040	826,000	594,191
Roche Holdings, Inc., 5.338%, 11/13/2028 (n)	600,000	618,950
Roche Holdings, Inc., 5.489%, 11/13/2030 (n)	795,000	832,611
		$7,783,621
Pollution Control – 0.0%
Ambipar Lux S.à r.l., 10.875%, 2/05/2033 (n)	$488,000	$ 499,468
Precious Metals & Minerals – 0.0%
Northern Star Resources Ltd. Co., 6.125%, 4/11/2033 (n)	$981,000	$ 1,023,245
Railroad & Shipping – 0.1%
Burlington Northern Santa Fe LLC, 5.2%, 4/15/2054	$1,172,000	$ 1,143,425
Burlington Northern Sante Fe LLC, 5.5%, 3/15/2055	538,000	547,214
Canadian Pacific Railway Co., 3.1%, 12/02/2051	1,543,000	1,040,041
		$2,730,680
Real Estate - Apartment – 0.1%
American Homes 4 Rent LP, REIT, 5.25%, 3/15/2035	$1,401,000	$ 1,392,927
Real Estate - Office – 0.2%
Boston Properties LP, REIT, 3.65%, 2/01/2026	$1,047,000	$ 1,034,644
Boston Properties LP, REIT, 2.75%, 10/01/2026	637,000	616,775
Corporate Office Property LP, REIT, 2%, 1/15/2029	1,164,000	1,037,320
Corporate Office Property LP, REIT, 2.75%, 4/15/2031	848,000	730,124
		$3,418,863
Real Estate - Other – 0.1%
EPR Properties, REIT, 3.6%, 11/15/2031	$1,136,000	$ 1,020,563
Prologis LP, REIT, 5.125%, 1/15/2034	1,401,000	1,412,796
		$2,433,359

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Real Estate - Retail – 0.2%
NNN REIT, Inc., 5.6%, 10/15/2033		$745,000	$ 761,775
Realty Income Corp., REIT, 5.375%, 9/01/2054		1,265,000	1,237,925
STORE Capital Corp., REIT, 4.625%, 3/15/2029		325,000	318,049
STORE Capital Corp., REIT, 2.75%, 11/18/2030		1,860,000	1,627,948
			$3,945,697
Restaurants – 0.0%
Arcos Dorados B.V., 6.375%, 1/29/2032 (n)		$836,000	$ 854,317
Retailers – 0.2%
Alimentation Couche-Tard, Inc., 3.8%, 1/25/2050 (n)		$1,129,000	$ 844,996
Amazon.com, Inc., 3.6%, 4/13/2032		1,160,000	1,092,818
Home Depot, Inc., 3.9%, 6/15/2047		1,617,000	1,303,359
			$3,241,173
Specialty Chemicals – 0.1%
International Flavors & Fragrances, Inc., 1.23%, 10/01/2025 (n)		$801,000	$ 784,349
International Flavors & Fragrances, Inc., 1.832%, 10/15/2027 (n)		417,000	387,410
International Flavors & Fragrances, Inc., 2.3%, 11/01/2030 (n)		514,000	444,586
International Flavors & Fragrances, Inc., 5%, 9/26/2048		1,220,000	1,064,522
International Flavors & Fragrances, Inc., 3.468%, 12/01/2050 (n)		454,000	307,683
			$2,988,550
Specialty Stores – 0.0%
DICK'S Sporting Goods, 4.1%, 1/15/2052		$1,274,000	$ 948,799
Supermarkets – 0.1%
Kroger Co., 5%, 9/15/2034		$781,000	$ 770,314
Kroger Co., 5.5%, 9/15/2054		384,000	373,072
			$1,143,386
Supranational – 0.0%
West African Development Bank, 8.2%, 2/13/2055 (n)		$771,000	$ 780,021
Telecommunications - Wireless – 0.6%
American Tower Corp., 5.2%, 2/15/2029		$979,000	$ 994,024
American Tower Corp., 5.45%, 2/15/2034		905,000	924,358
American Tower Corp., 3.7%, 10/15/2049		440,000	329,380
Crown Castle, Inc., REIT, 3.7%, 6/15/2026		986,000	974,327
IHS Holding Ltd., 7.875%, 5/29/2030 (n)		740,000	737,393
Liberty Costa Rica Senior Secured Finance, 10.875%, 1/15/2031 (n)		570,000	616,894
PLT VII Finance S.à r.l., 6%, 6/15/2031 (n)	EUR	924,000	1,004,851
Rogers Communications, Inc., 4.5%, 3/15/2042		$779,000	670,591
Sitios Latinoamerica, S.A.B. de C.V., 6%, 11/25/2029 (n)		617,000	624,811
Telefonica Celular del Paraguay S.A., 5.875%, 4/15/2027		802,000	800,717
T-Mobile USA, Inc., 3.5%, 4/15/2025		691,000	689,957
T-Mobile USA, Inc., 2.05%, 2/15/2028		854,000	796,900
T-Mobile USA, Inc., 5.05%, 7/15/2033		1,191,000	1,187,514
Turkcell Iletisim Hizmetleri A.S., 7.65%, 1/24/2032 (n)		589,000	603,643
Vodafone Group PLC, 5.625%, 2/10/2053		1,597,000	1,537,547
			$12,492,907

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Tobacco – 0.1%
B.A.T. Capital Corp., 6.343%, 8/02/2030	$993,000	$ 1,060,257
Philip Morris International, Inc., 5.625%, 11/17/2029	605,000	630,509
Philip Morris International, Inc., 5.125%, 2/15/2030	1,302,000	1,325,728
		$3,016,494
Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd., 5%, 8/02/2041 (n)	$865,000	$ 699,368
Aeropuertos Dominicanos Siglo XXI S.A., 7%, 6/30/2034 (n)	632,000	642,523
Element Fleet Management Corp., 6.319%, 12/04/2028 (n)	1,694,000	1,786,612
IRB Infrastructure Developers Ltd., 7.11%, 3/11/2032 (n)	751,000	766,761
Kingston Airport Revenue Finance, 6.75%, 12/15/2036 (n)	447,000	448,117
Royal Capital B.V., 5% to 5/05/2026, FLR (CMT - 5yr. + 7.396%) to 7/31/2070	390,000	388,440
Varanasi Aurangabad Nh-2 Tollway Private Ltd., 5.9%, 2/28/2034 (n)	200,000	203,298
		$4,935,119
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 5.16%, 2/01/2028	$7,654	$ 7,691
Small Business Administration, 2.21%, 2/01/2033	61,434	56,979
Small Business Administration, 2.22%, 3/01/2033	97,801	91,168
Small Business Administration, 3.15%, 7/01/2033	113,969	108,919
Small Business Administration, 3.16%, 8/01/2033	149,561	142,336
Small Business Administration, 3.62%, 9/01/2033	104,955	101,599
		$508,692
U.S. Treasury Obligations – 3.7%
U.S. Treasury Bonds, 6.375%, 8/15/2027	$106,000	$ 112,029
U.S. Treasury Bonds, 5.25%, 2/15/2029 (f)	2,965,000	3,111,049
U.S. Treasury Bonds, 2.375%, 2/15/2042	5,989,000	4,478,883
U.S. Treasury Bonds, 3.25%, 5/15/2042	1,714,000	1,459,846
U.S. Treasury Bonds, 2.875%, 5/15/2043	6,853,400	5,445,240
U.S. Treasury Bonds, 3.875%, 5/15/2043	372,000	342,385
U.S. Treasury Bonds, 4.375%, 8/15/2043	701,000	688,952
U.S. Treasury Bonds, 4.75%, 11/15/2043	3,755,000	3,867,797
U.S. Treasury Bonds, 4.625%, 11/15/2044	2,016,000	2,038,050
U.S. Treasury Bonds, 2.875%, 11/15/2046 (f)	7,328,000	5,601,340
U.S. Treasury Bonds, 4.625%, 5/15/2054	4,568,000	4,665,248
U.S. Treasury Bonds, 4.25%, 8/15/2054	848,000	814,875
U.S. Treasury Bonds, 4.5%, 11/15/2054	589,000	590,565
U.S. Treasury Notes, 3.625%, 3/31/2028	11,275,000	11,160,929
U.S. Treasury Notes, 2.375%, 5/15/2029	6,034,500	5,657,815
U.S. Treasury Notes, 3.875%, 9/30/2029	4,658,000	4,630,707
U.S. Treasury Notes, 4.625%, 4/30/2031	2,748,000	2,829,259
U.S. Treasury Notes, 1.625%, 5/15/2031	4,940,000	4,280,240
U.S. Treasury Notes, 1.875%, 2/15/2032	7,500,000	6,491,309
U.S. Treasury Notes, 2.75%, 8/15/2032 (f)	7,333,000	6,690,503
		$74,957,021
Utilities - Electric Power – 2.0%
Adani Electricity Mumbai Ltd., 3.949%, 2/12/2030	$821,000	$ 709,178
Adani Electricity Mumbai Ltd., 3.867%, 7/22/2031 (n)	1,362,000	1,121,588
Adani Transmission Ltd., 4.25%, 5/21/2036 (n)	2,265,625	1,885,898
AEP Transmission Co. LLC, 5.4%, 3/15/2053	1,016,000	999,243

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
AES Andes S.A., 8.15% to 6/10/2030, FLR (CMT - 5yr. + 3.835%) to 6/10/2035, FLR (CMT - 5yr. + 4.085%) to 6/10/2050, FLR (CMT - 5yr. + 4.835%) to 6/10/2055 (n)		$739,000	$ 766,315
AES Gener S.A., 6.35% to 4/07/2025, FLR (CMT - 5yr. + 4.917%) to 4/07/2030, FLR (CMT - 5yr. + 5.167%) to 4/07/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079 (n)		1,089,000	1,086,953
Alfa Desarrollo S.p.A., 4.55%, 9/27/2051 (n)		1,021,762	785,474
Algonquin Power & Utilities Corp., 5.365%, 6/15/2026		475,000	478,259
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)		305,000	262,720
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043		360,000	347,579
Berkshire Hathaway Energy Co., 4.6%, 5/01/2053		300,000	255,369
Chile Electricity Lux MPC II S.à r.l., 5.58%, 10/20/2035 (n)		680,000	673,798
ContourGlobal Power Holdings S.A., 6.75%, 2/28/2030 (n)		625,000	628,219
DTE Energy Co., 4.95%, 7/01/2027		943,000	950,493
Duke Energy Carolinas LLC, 2.85%, 3/15/2032		695,000	612,311
Duke Energy Florida LLC, 3.4%, 10/01/2046		388,000	285,824
Duke Energy Florida LLC, 6.2%, 11/15/2053		791,000	854,079
Enel Finance International N.V., 2.5%, 7/12/2031 (n)		1,318,000	1,130,216
Enel Finance International N.V., 7.75%, 10/14/2052 (n)		1,023,000	1,244,842
Energuate Trust, 5.875%, 5/03/2027		1,002,000	993,002
EnfraGen Energia Sur S.A., 5.375%, 12/30/2030 (n)		563,000	493,023
ENGIE Energia Chile S.A., 6.375%, 4/17/2034 (n)		2,101,000	2,149,023
EPH Financing International A.S., 6.651%, 11/13/2028	EUR	953,000	1,071,389
Eversource Energy, 5.5%, 1/01/2034		$1,026,000	1,033,614
FirstEnergy Corp., 2.65%, 3/01/2030		1,722,000	1,551,950
Florida Power & Light Co., 3.95%, 3/01/2048		1,811,000	1,457,772
Georgia Power Co., 4.7%, 5/15/2032		673,000	665,348
Georgia Power Co., 5.125%, 5/15/2052		1,101,000	1,045,576
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		2,404,000	2,079,990
Jersey Central Power & Light Co., 5.1%, 1/15/2035 (n)		282,000	280,044
Kallpa Generacion S.A., 5.875%, 1/30/2032 (n)		797,000	809,752
MidAmerican Energy Co., 5.85%, 9/15/2054		956,000	998,808
NextEra Energy Capital Holdings, Inc., 5.749%, 9/01/2025		780,000	783,652
NextEra Energy Capital Holdings, Inc., 2.44%, 1/15/2032		1,090,000	930,549
Pacific Gas & Electric Co., 6.1%, 1/15/2029		531,000	547,560
Pacific Gas & Electric Co., 2.5%, 2/01/2031		1,108,000	954,835
Pacific Gas & Electric Co., 4%, 12/01/2046		996,000	757,094
PPL Electric Utilities Corp., 4.85%, 2/15/2034		1,017,000	1,013,057
PT Sorik Marapi Geothermal Power, 7.75%, 8/05/2031 (n)		586,456	579,740
Public Service Electric & Gas Co., 5.5%, 3/01/2055		518,000	520,475
ReNew Wind Energy AP2/ReNew Power Private Ltd., 4.5%, 7/14/2028 (n)		765,000	721,952
Saavi Energia S.à r.l., 8.875%, 2/10/2035 (n)		795,000	800,128
Southern California Edison Co., 4.5%, 9/01/2040		454,000	395,271
Termocandelaria Power S.A., 7.75%, 9/17/2031 (n)		847,000	865,905
Xcel Energy, Inc., 4.6%, 6/01/2032		1,154,000	1,118,716
Xcel Energy, Inc., 5.5%, 3/15/2034		343,000	346,495
			$40,043,078
Utilities - Other – 0.1%
Aegea Finance S.à r.l., 9%, 1/20/2031 (n)		$748,000	$ 784,115
National Central Cooling Co. PJSC, 2.5%, 10/21/2027		957,000	892,294
			$1,676,409
Total Bonds (Identified Cost, $901,773,523)			$887,921,487

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – 31.4%
Aerospace & Defense – 0.2%
Leidos Holdings, Inc.	26,585	$ 3,455,253
Alcoholic Beverages – 0.3%
Ambev S.A.	1,557,700	$ 3,233,055
Kirin Holdings Co. Ltd.	252,500	3,399,151
		$6,632,206
Apparel Manufacturers – 0.1%
VF Corp.	56,845	$ 1,417,146
Automotive – 0.4%
Compagnie Generale des Etablissements Michelin	227,774	$ 8,126,426
Broadcasting – 0.1%
Omnicom Group, Inc.	33,342	$ 2,759,384
Brokerage & Asset Managers – 0.1%
Euronext N.V.	12,156	$ 1,536,226
IG Group Holdings PLC	69,910	839,190
		$2,375,416
Business Services – 0.5%
Infosys Technologies Ltd., ADR	59,354	$ 1,193,015
Sodexo	69,636	5,371,748
Tata Consultancy Services Ltd.	22,303	890,436
Verisk Analytics, Inc., “A”	6,260	1,858,657
		$9,313,856
Chemicals – 0.1%
Nutrien Ltd.	20,152	$ 1,056,108
Computer Software - Systems – 0.5%
Hon Hai Precision Industry Co. Ltd.	1,398,000	$ 7,187,494
NEC Corp.	8,900	865,661
Samsung Electronics Co. Ltd.	70,664	2,640,021
		$10,693,176
Construction – 3.7%
American Homes 4 Rent LP, REIT	205,884	$ 7,619,767
Anhui Conch Cement Co. Ltd.	1,573,500	4,299,429
Compagnie de Saint-Gobain S.A.	81,557	8,271,993
Equity Lifestyle Properties, Inc., REIT	152,617	10,466,474
Essex Property Trust, Inc., REIT	36,865	11,486,028
Heidelberg Materials AG	40,373	6,104,590
Masco Corp.	22,072	1,659,373
Mid-America Apartment Communities, Inc., REIT	67,587	11,362,727
Sun Communities, Inc., REIT	100,087	13,626,845
		$74,897,226

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 1.2%
Colgate-Palmolive Co.	128,797	$ 11,742,423
Kimberly-Clark Corp.	85,121	12,088,033
		$23,830,456
Electrical Equipment – 0.1%
Mitsubishi Electric Corp.	146,800	$ 2,274,869
Electronics – 0.5%
Lam Research Corp.	22,486	$ 1,725,576
MediaTek, Inc.	69,000	3,149,118
NVIDIA Corp.	19,915	2,487,782
Taiwan Semiconductor Manufacturing Co. Ltd.	54,000	1,658,478
		$9,020,954
Energy - Independent – 0.5%
Adaro Energy Indonesia TBK PT	3,984,000	$ 497,399
EOG Resources, Inc.	7,206	914,730
Expand Energy Corp.	11,558	1,142,855
Phillips 66	61,277	7,947,014
		$10,501,998
Energy - Integrated – 1.0%
Aker BP ASA	25,938	$ 539,212
Cenovus Energy, Inc.	52,090	720,457
Eni S.p.A.	261,359	3,790,536
Exxon Mobil Corp.	22,190	2,470,413
PetroChina Co. Ltd.	5,610,000	4,176,635
Petroleo Brasileiro S.A., ADR	221,252	2,953,714
TotalEnergies SE	75,291	4,537,050
		$19,188,017
Engineering - Construction – 0.1%
Doosan Bobcat, Inc.	49,897	$ 1,609,997
Food & Beverages – 0.8%
General Mills, Inc.	176,014	$ 10,669,969
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	246,600	957,525
Nomad Foods Ltd.	55,641	1,051,615
PepsiCo, Inc.	20,628	3,165,779
WH Group Ltd.	1,064,000	867,393
		$16,712,281
Food & Drug Stores – 0.4%
Tesco PLC	1,832,545	$ 8,785,422
Forest & Paper Products – 0.4%
Weyerhaeuser Co., REIT	248,361	$ 7,475,666

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Gaming & Lodging – 0.3%
Aristocrat Leisure Ltd.	42,190	$ 1,891,675
Ryman Hospitality Properties, Inc., REIT	33,990	3,361,271
Sunstone Hotel Investors Inc., REIT	162,883	1,707,014
		$6,959,960
Health Maintenance Organizations – 0.3%
Cigna Group	16,736	$ 5,168,914
Humana, Inc.	6,386	1,726,902
		$6,895,816
Insurance – 1.5%
Corebridge Financial, Inc.	192,663	$ 6,681,553
DB Insurance Co. Ltd.	27,392	1,718,923
Hartford Insurance Group, Inc.	29,963	3,544,024
Manulife Financial Corp. (l)	305,604	9,518,242
MetLife, Inc.	54,853	4,727,231
Samsung Fire & Marine Insurance Co. Ltd.	8,304	2,176,621
Sompo Holdings, Inc.	72,800	2,172,131
		$30,538,725
Machinery & Tools – 0.2%
Finning International, Inc.	31,534	$ 930,708
GEA Group AG	16,529	955,052
Wabtec Corp.	10,814	2,004,483
		$3,890,243
Major Banks – 0.7%
DBS Group Holdings Ltd.	289,540	$ 9,857,487
Erste Group Bank AG	34,085	2,285,546
UBS Group AG	73,013	2,511,665
		$14,654,698
Medical & Health Technology & Services – 0.9%
Healthcare Realty Trust Inc., REIT	298,294	$ 5,109,776
Ventas, Inc., REIT	199,801	13,822,233
		$18,932,009
Medical Equipment – 0.2%
Medtronic PLC	32,764	$ 3,014,943
Metals & Mining – 0.8%
Rio Tinto PLC	120,558	$ 7,287,850
Toyota Tsusho Corp.	245,700	4,117,989
Vale S.A.	425,600	3,986,623
		$15,392,462
Network & Telecom – 0.4%
LM Ericsson Telephone Co., “B”	199,887	$ 1,636,656
Qualcomm, Inc.	39,772	6,250,965
		$7,887,621

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 1.2%
American Express Co.	5,548	$ 1,669,726
China Construction Bank Corp.	8,760,000	7,434,564
Kasikornbank PLC	241,300	1,069,777
KB Financial Group, Inc.	35,680	1,921,183
M&T Bank Corp.	13,387	2,566,556
Northern Trust Corp.	77,532	8,545,577
Popular, Inc.	12,357	1,241,013
Sberbank of Russia PJSC (a)(u)	1,738,404	0
		$24,448,396
Pharmaceuticals – 2.3%
AbbVie, Inc.	65,004	$ 13,587,786
Johnson & Johnson	45,281	7,472,271
Organon & Co.	284,286	4,238,704
Pfizer, Inc.	226,243	5,979,602
Roche Holding AG	37,861	12,610,305
Sanofi	16,133	1,756,717
		$45,645,385
Printing & Publishing – 0.3%
Lamar Advertising Co., REIT	26,252	$ 3,261,286
Wolters Kluwer N.V.	13,327	2,045,475
		$5,306,761
Real Estate – 2.3%
DigitalBridge Group, Inc., REIT	50,885	$ 578,562
Farmland Partners, Inc., REIT	175,478	2,058,357
Federal Realty Investment Trust, REIT	99,263	10,464,306
Kimco Realty Corp., REIT	442,041	9,769,106
NNN REIT, Inc.	221,938	9,421,268
Simon Property Group, Inc., REIT	60,178	11,198,524
W.P. Carey, Inc., REIT	48,018	3,083,236
		$46,573,359
Real Estate - Office – 1.1%
BXP, Inc., REIT	119,635	$ 8,485,711
Cousins Properties, Inc., REIT	41,689	1,264,427
Douglas Emmett, Inc., REIT	209,708	3,627,948
Highwoods Properties, Inc., REIT	264,873	7,715,751
		$21,093,837
Real Estate - Storage – 2.4%
Americold Realty Trust, Inc.	194,722	$ 4,464,975
Extra Space Storage, Inc., REIT	75,260	11,481,666
Prologis, Inc., REIT	201,422	24,960,214
Rexford Industrial Realty, Inc., REIT	169,286	6,994,898
		$47,901,753
Restaurants – 0.4%
Aramark	189,431	$ 7,018,418
Texas Roadhouse, Inc.	9,085	1,672,458
		$8,690,876

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 0.5%
Home Depot, Inc.	11,840	$ 4,695,744
NEXT PLC	10,548	1,334,272
Ross Stores, Inc.	13,297	1,865,835
Target Corp.	16,847	2,093,072
		$9,988,923
Telecom - Infrastructure – 2.4%
American Tower Corp., REIT	34,751	$ 7,145,501
Digital Realty Trust, Inc., REIT	93,283	14,581,998
Equinix, Inc., REIT	21,468	19,420,382
SBA Communications Corp., REIT	34,461	7,509,052
		$48,656,933
Telecom Services – 0.9%
Advanced Info Service Public Co. Ltd.	99,300	$ 799,107
Hellenic Telecommunications Organization S.A.	178,285	2,777,858
KDDI Corp.	350,400	11,439,189
Koninklijke KPN N.V.	715,607	2,731,793
		$17,747,947
Tobacco – 0.7%
Altria Group, Inc.	89,401	$ 4,993,046
British American Tobacco PLC	159,091	6,177,722
Philip Morris International, Inc.	21,789	3,383,396
		$14,554,164
Trucking – 0.0%
C.H. Robinson Worldwide, Inc.	7,786	$ 791,213
Utilities - Electric Power – 0.6%
CLP Holdings Ltd.	138,000	$ 1,143,634
Edison International	97,589	5,312,745
Iberdrola S.A.	238,958	3,457,969
PG&E Corp.	65,676	1,073,146
Xcel Energy, Inc.	12,558	905,432
		$11,892,926
Total Common Stocks (Identified Cost, $525,608,796)		$631,584,807
Convertible Preferred Stocks – 0.3%
Utilities - Electric Power – 0.3%
NextEra Energy, Inc., 7.234%	103,597	$ 4,622,498
PG&E Corp., 6%	45,717	1,918,286
Total Convertible Preferred Stocks (Identified Cost, $6,978,208)		$6,540,784
Preferred Stocks – 0.1%
Metals & Mining – 0.1%
Gerdau S.A. (Identified Cost, $2,481,473)	652,258	$ 1,845,663

MFS Diversified Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Convertible Bonds – 0.0%
Utilities - Electric Power – 0.0%
PG&E Corp., 4.25%, 12/01/2027 (Identified Cost, $950,000)	$950,000	$ 987,380
Mutual Funds (h) – 23.6%
Mutual Funds – 22.5%
MFS High Yield Pooled Portfolio (v)	54,121,853	$ 453,541,129
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 4.38% (v)	20,883,624	$ 20,885,712
Total Mutual Funds (Identified Cost, $458,220,377)		$474,426,841
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.2%
Market Index Securities – 0.2%
S&P 500 Index – September 2025 @ $5,650 (Premiums Paid, $3,551,898)	Put	Goldman Sachs International	$ 158,389,700	266	$ 4,894,400
Other Assets, Less Liabilities – 0.3%					5,723,996
Net Assets – 100.0%					$2,013,925,358
(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $474,426,841 and $1,533,774,521, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $262,459,130, representing 13.0% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security

MFS Diversified Income Fund
Portfolio of Investments – continued
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
BRL	Brazilian Real
CNH	Chinese Yuan Renminbi (Offshore)
CZK	Czech Koruna
EGP	Egypt Pound
EUR	Euro
INR	Indian Rupee
MXN	Mexican Peso
PLN	Polish Zloty
TRY	Turkish Lira
ZAR	South African Rand
Derivative Contracts at 2/28/25
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
BRL	11,219,000	USD	1,880,489	Goldman Sachs International	3/05/2025	$24,625
BRL	1,620,326	USD	261,736	JPMorgan Chase Bank N.A.	3/05/2025	13,414
EUR	1,207,936	USD	1,246,868	JPMorgan Chase Bank N.A.	4/16/2025	9,069
MXN	22,081,001	USD	1,045,369	Deutsche Bank AG	4/16/2025	22,128
TRY	27,860,877	USD	721,103	BNP Paribas S.A.	4/16/2025	12,790
USD	1,926,736	BRL	11,219,000	Goldman Sachs International	3/05/2025	21,622
USD	304,142	BRL	1,770,127	JPMorgan Chase Bank N.A.	3/05/2025	3,554
USD	2,610,936	BRL	15,202,955	Merrill Lynch International	3/05/2025	29,299
USD	2,584,218	BRL	15,202,955	Merrill Lynch International	6/02/2025	51,975
USD	47,191	CZK	1,133,556	JPMorgan Chase Bank N.A.	4/16/2025	277
USD	36,431	CZK	879,555	Merrill Lynch International	4/16/2025	30
USD	859,579	EUR	819,000	Morgan Stanley Capital Services LLC	4/16/2025	8,034
USD	1,565,879	INR	137,565,112	Barclays Bank PLC	8/07/2025	8,715
USD	933,346	ZAR	17,383,110	Merrill Lynch International	4/16/2025	7,650
						$213,182
Liability Derivatives
BRL	27,418,149	USD	4,708,757	Goldman Sachs International	3/05/2025	$(52,841)
BRL	624,132	USD	107,188	JPMorgan Chase Bank N.A.	3/05/2025	(1,203)
BRL	15,440,000	USD	2,610,754	JPMorgan Chase Bank N.A.	6/02/2025	(39,028)
BRL	15,202,955	USD	2,632,091	Merrill Lynch International	3/05/2025	(50,455)
EUR	1,034,356	USD	1,088,642	Merrill Lynch International	4/16/2025	(13,184)
ZAR	7,952,809	USD	431,505	Citibank N.A.	4/16/2025	(7,997)
USD	4,517,860	BRL	27,418,149	Goldman Sachs International	3/05/2025	(138,055)
USD	80,295	BRL	474,331	JPMorgan Chase Bank N.A.	3/05/2025	(252)
USD	659,065	CNH	4,826,330	HSBC Bank	4/16/2025	(4,299)
USD	445,821	CNH	3,264,789	UBS AG	4/16/2025	(2,915)
USD	1,698,112	CZK	41,956,777	Barclays Bank PLC	4/16/2025	(38,302)
USD	2,980,090	CZK	73,618,367	Morgan Stanley Capital Services LLC	4/16/2025	(66,662)
USD	2,342,108	EUR	2,265,563	Barclays Bank PLC	4/16/2025	(13,483)
USD	3,530,735	EUR	3,417,785	BNP Paribas S.A.	4/16/2025	(22,864)
USD	3,530,728	EUR	3,417,784	Goldman Sachs International	4/16/2025	(22,871)
USD	3,531,245	EUR	3,417,784	HSBC Bank	4/16/2025	(22,355)
USD	810,245	EUR	779,657	JPMorgan Chase Bank N.A.	4/16/2025	(393)
USD	458,966	INR	40,685,000	Barclays Bank PLC	8/07/2025	(1,567)
USD	437,994	INR	38,769,000	Deutsche Bank AG	8/07/2025	(851)
USD	1,051,998	MXN	21,932,378	Barclays Bank PLC	4/16/2025	(8,313)
USD	898,743	PLN	3,770,208	UBS AG	4/16/2025	(31,745)
						$(539,635)

MFS Diversified Income Fund
Portfolio of Investments – continued
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Long	USD	9	$1,062,844	June – 2025	$14,740
U.S. Treasury Note 10 yr	Long	USD	73	8,109,844	June – 2025	64,768
U.S. Treasury Note 2 yr	Long	USD	220	45,533,125	June – 2025	165,057
U.S. Treasury Note 5 yr	Long	USD	536	57,854,500	June – 2025	630,550
U.S. Treasury Ultra Note 10 yr	Long	USD	7	799,750	June – 2025	11,130
						$886,245
Liability Derivatives
Interest Rate Futures
U.S. Treasury Ultra Bond 30 yr	Short	USD	16	$1,986,000	June – 2025	$(12,609)
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
12/26/54	USD	900,000	centrally cleared	3.912% / Annually	Daily SOFR / Annually	$28,387	$—	$28,387
Liability Derivatives
Interest Rate Swaps
5/24/26	USD	14,600,000	centrally cleared	Daily SOFR / Annually	4.7585% / Annually	$(117,647)	$—	$(117,647)
12/26/26	USD	3,350,000	centrally cleared	Daily SOFR / Annually	4.1635% / Annually	(16,147)	—	(16,147)
12/26/29	USD	6,800,000	centrally cleared	Daily SOFR / Annually	4.085% / Annually	(104,708)	—	(104,708)
						$(238,502)	$—	$(238,502)
At February 28, 2025, the fund had cash collateral of $272,000 and other liquid securities with an aggregate value of $1,615,110 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

MFS Diversified Income Fund
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 2/28/25 Assets
Investments in unaffiliated issuers, at value, including $8,652,278 of securities on loan (identified cost, $1,441,343,898)	$1,533,774,521
Investments in affiliated issuers, at value (identified cost, $458,220,377)	474,426,841
Cash	21,099
Restricted cash for
Forward foreign currency exchange contracts	272,000
Receivables for
Forward foreign currency exchange contracts	213,182
Net daily variation margin on open futures contracts	273,413
Investments sold	24,679,301
TBA sale commitments	3,064,236
Fund shares sold	678,422
Interest and dividends	11,424,814
Other assets	4,402
Total assets	$2,048,832,231
Liabilities
Payable to custodian	$5,493
Payables for
Distributions	653,528
Net daily variation margin on open cleared swap agreements	42,693
Forward foreign currency exchange contracts	539,635
Investments purchased	19,807,400
When-issued investments purchased	160,106
TBA purchase commitments	9,531,078
Fund shares reacquired	2,898,862
Payable to affiliates
Investment adviser	32,081
Administrative services fee	1,608
Shareholder servicing costs	473,023
Distribution and service fees	20,219
Payable for independent Trustees' compensation	11
Deferred foreign capital gains tax expense payable	428,774
Accrued expenses and other liabilities	312,362
Total liabilities	$34,906,873
Net assets	$2,013,925,358
Net assets consist of
Paid-in capital	$1,965,282,898
Total distributable earnings (loss)	48,642,460
Net assets	$2,013,925,358
Shares of beneficial interest outstanding	163,370,663
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,147,996,750	93,109,959	$12.33
Class C	87,070,964	7,067,388	12.32
Class I	558,991,199	45,359,238	12.32
Class R1	188,559	15,308	12.32
Class R2	883,262	71,673	12.32
Class R3	7,884,613	639,271	12.33
Class R4	17,456,113	1,415,632	12.33
Class R6	193,453,898	15,692,194	12.33

See Notes to Financial Statements

MFS Diversified Income Fund
Statement of Assets and Liabilities - continued
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.88 [100 / 95.75 x $12.33]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

MFS Diversified Income Fund
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 2/28/25 Net investment income (loss)
Income
Interest	$50,824,334
Dividends from affiliated issuers	36,187,109
Dividends from unaffiliated issuers	22,474,222
Other	432,940
Income on securities loaned	29,428
Foreign taxes withheld	(372,947)
Total investment income	$109,575,086
Expenses
Management fee	$11,748,642
Distribution and service fees	4,120,749
Shareholder servicing costs	1,957,185
Administrative services fee	314,152
Independent Trustees' compensation	37,817
Custodian fee	254,891
Shareholder communications	202,618
Audit and tax fees	93,624
Legal fees	11,684
Miscellaneous	308,465
Total expenses	$19,049,827
Fees paid indirectly	(3,927)
Reduction of expenses by investment adviser and distributor	(1,347,674)
Net expenses	$17,698,226
Net investment income (loss)	$91,876,860
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$57,000,063
Affiliated issuers	(3,339,228)
Futures contracts	(555,078)
Swap agreements	(68,558)
Forward foreign currency exchange contracts	2,159,563
Foreign currency	(176,774)
Net realized gain (loss)	$55,019,988
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $13,144 increase in deferred foreign capital gains tax)	$16,705,472
Affiliated issuers	13,910,271
Futures contracts	711,090
Swap agreements	(210,115)
Forward foreign currency exchange contracts	(508,437)
Translation of assets and liabilities in foreign currencies	(29,447)
Net unrealized gain (loss)	$30,578,834
Net realized and unrealized gain (loss)	$85,598,822
Change in net assets from operations	$177,475,682
See Notes to Financial Statements

MFS Diversified Income Fund
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	2/28/25	2/29/24
Change in net assets
From operations
Net investment income (loss)	$91,876,860	$99,708,310
Net realized gain (loss)	55,019,988	(39,733,624)
Net unrealized gain (loss)	30,578,834	107,238,990
Change in net assets from operations	$177,475,682	$167,213,676
Total distributions to shareholders	$(96,688,232)	$(90,467,176)
Change in net assets from fund share transactions	$(328,704,513)	$(404,244,403)
Total change in net assets	$(247,917,063)	$(327,497,903)
Net assets
At beginning of period	2,261,842,421	2,589,340,324
At end of period	$2,013,925,358	$2,261,842,421
See Notes to Financial Statements

MFS Diversified Income Fund
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$11.88	$11.48	$12.91	$13.14	$12.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.52	$0.47	$0.41	$0.38	$0.37
Net realized and unrealized gain (loss)	0.48	0.36	(1.31)	0.07	0.28
Total from investment operations	$1.00	$0.83	$(0.90)	$0.45	$0.65
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.43)	$(0.38)	$(0.41)	$(0.34)
From net realized gain	—	—	(0.15)	(0.27)	(0.03)
Total distributions declared to shareholders	$(0.55)	$(0.43)	$(0.53)	$(0.68)	$(0.37)
Net asset value, end of period (x)	$12.33	$11.88	$11.48	$12.91	$13.14
Total return (%) (r)(s)(t)(x)	8.52	7.40	(6.96)	3.22	5.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.96	0.95	0.97	0.99	0.99
Expenses after expense reductions (f)(h)	0.89	0.89	0.93	0.98	0.98
Net investment income (loss)	4.23	4.11	3.46	2.78	2.97
Portfolio turnover rate	48	60	62	72	111
Net assets at end of period (000 omitted)	$1,147,997	$1,220,302	$1,300,451	$1,563,027	$1,577,032
Class C	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$11.87	$11.47	$12.91	$13.14	$12.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.39	$0.32	$0.28	$0.28
Net realized and unrealized gain (loss)	0.47	0.35	(1.32)	0.06	0.29
Total from investment operations	$0.90	$0.74	$(1.00)	$0.34	$0.57
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.34)	$(0.29)	$(0.30)	$(0.25)
From net realized gain	—	—	(0.15)	(0.27)	(0.03)
Total distributions declared to shareholders	$(0.45)	$(0.34)	$(0.44)	$(0.57)	$(0.28)
Net asset value, end of period (x)	$12.32	$11.87	$11.47	$12.91	$13.14
Total return (%) (r)(s)(t)(x)	7.71	6.61	(7.74)	2.44	4.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.70	1.70	1.72	1.74	1.74
Expenses after expense reductions (f)(h)	1.64	1.64	1.69	1.73	1.73
Net investment income (loss)	3.51	3.40	2.71	2.05	2.27
Portfolio turnover rate	48	60	62	72	111
Net assets at end of period (000 omitted)	$87,071	$139,682	$220,775	$355,639	$456,806

See Notes to Financial Statements

MFS Diversified Income Fund
Financial Highlights - continued
Class I	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$11.87	$11.47	$12.91	$13.14	$12.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.55	$0.50	$0.44	$0.41	$0.40
Net realized and unrealized gain (loss)	0.48	0.36	(1.32)	0.07	0.29
Total from investment operations	$1.03	$0.86	$(0.88)	$0.48	$0.69
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.46)	$(0.41)	$(0.44)	$(0.38)
From net realized gain	—	—	(0.15)	(0.27)	(0.03)
Total distributions declared to shareholders	$(0.58)	$(0.46)	$(0.56)	$(0.71)	$(0.41)
Net asset value, end of period (x)	$12.32	$11.87	$11.47	$12.91	$13.14
Total return (%) (r)(s)(t)(x)	8.79	7.67	(6.81)	3.47	5.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.71	0.70	0.72	0.74	0.74
Expenses after expense reductions (f)(h)	0.64	0.64	0.69	0.73	0.73
Net investment income (loss)	4.48	4.37	3.70	3.03	3.24
Portfolio turnover rate	48	60	62	72	111
Net assets at end of period (000 omitted)	$558,991	$664,290	$816,791	$1,145,617	$1,156,030
Class R1	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$11.87	$11.46	$12.90	$13.13	$12.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.39	$0.32	$0.28	$0.28
Net realized and unrealized gain (loss)	0.48	0.36	(1.32)	0.06	0.28
Total from investment operations	$0.90	$0.75	$(1.00)	$0.34	$0.56
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.34)	$(0.29)	$(0.30)	$(0.25)
From net realized gain	—	—	(0.15)	(0.27)	(0.03)
Total distributions declared to shareholders	$(0.45)	$(0.34)	$(0.44)	$(0.57)	$(0.28)
Net asset value, end of period (x)	$12.32	$11.87	$11.46	$12.90	$13.13
Total return (%) (r)(s)(t)(x)	7.72	6.70	(7.75)	2.44	4.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.70	1.70	1.72	1.74	1.74
Expenses after expense reductions (f)(h)	1.64	1.64	1.69	1.73	1.73
Net investment income (loss)	3.47	3.36	2.70	2.03	2.22
Portfolio turnover rate	48	60	62	72	111
Net assets at end of period (000 omitted)	$189	$178	$180	$225	$241

See Notes to Financial Statements

MFS Diversified Income Fund
Financial Highlights - continued
Class R2	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$11.88	$11.47	$12.91	$13.14	$12.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.49	$0.45	$0.38	$0.34	$0.35
Net realized and unrealized gain (loss)	0.47	0.36	(1.32)	0.07	0.27
Total from investment operations	$0.96	$0.81	$(0.94)	$0.41	$0.62
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.40)	$(0.35)	$(0.37)	$(0.31)
From net realized gain	—	—	(0.15)	(0.27)	(0.03)
Total distributions declared to shareholders	$(0.52)	$(0.40)	$(0.50)	$(0.64)	$(0.34)
Net asset value, end of period (x)	$12.32	$11.88	$11.47	$12.91	$13.14
Total return (%) (r)(s)(t)(x)	8.16	7.23	(7.28)	2.96	5.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.21	1.20	1.22	1.24	1.24
Expenses after expense reductions (f)(h)	1.14	1.14	1.18	1.23	1.23
Net investment income (loss)	3.99	3.88	3.21	2.53	2.78
Portfolio turnover rate	48	60	62	72	111
Net assets at end of period (000 omitted)	$883	$997	$1,289	$1,647	$1,830
Class R3	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$11.88	$11.48	$12.92	$13.15	$12.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.52	$0.48	$0.41	$0.38	$0.37
Net realized and unrealized gain (loss)	0.48	0.35	(1.32)	0.07	0.29
Total from investment operations	$1.00	$0.83	$(0.91)	$0.45	$0.66
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.43)	$(0.38)	$(0.41)	$(0.34)
From net realized gain	—	—	(0.15)	(0.27)	(0.03)
Total distributions declared to shareholders	$(0.55)	$(0.43)	$(0.53)	$(0.68)	$(0.37)
Net asset value, end of period (x)	$12.33	$11.88	$11.48	$12.92	$13.15
Total return (%) (r)(s)(t)(x)	8.52	7.40	(7.04)	3.21	5.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.96	0.95	0.97	0.99	0.99
Expenses after expense reductions (f)(h)	0.89	0.89	0.93	0.98	0.98
Net investment income (loss)	4.25	4.19	3.45	2.78	2.98
Portfolio turnover rate	48	60	62	72	111
Net assets at end of period (000 omitted)	$7,885	$10,443	$21,712	$22,253	$22,760

See Notes to Financial Statements

MFS Diversified Income Fund
Financial Highlights - continued
Class R4	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$11.88	$11.48	$12.92	$13.15	$12.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.55	$0.49	$0.44	$0.42	$0.41
Net realized and unrealized gain (loss)	0.48	0.37	(1.32)	0.06	0.29
Total from investment operations	$1.03	$0.86	$(0.88)	$0.48	$0.70
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.46)	$(0.41)	$(0.44)	$(0.38)
From net realized gain	—	—	(0.15)	(0.27)	(0.03)
Total distributions declared to shareholders	$(0.58)	$(0.46)	$(0.56)	$(0.71)	$(0.41)
Net asset value, end of period (x)	$12.33	$11.88	$11.48	$12.92	$13.15
Total return (%) (r)(s)(t)(x)	8.79	7.67	(6.80)	3.47	5.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.71	0.69	0.72	0.74	0.74
Expenses after expense reductions (f)(h)	0.64	0.64	0.69	0.73	0.73
Net investment income (loss)	4.47	4.27	3.71	3.05	3.24
Portfolio turnover rate	48	60	62	72	111
Net assets at end of period (000 omitted)	$17,456	$16,613	$4,146	$5,995	$8,626
Class R6	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$11.88	$11.48	$12.91	$13.14	$12.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.56	$0.51	$0.45	$0.42	$0.42
Net realized and unrealized gain (loss)	0.48	0.36	(1.31)	0.07	0.28
Total from investment operations	$1.04	$0.87	$(0.86)	$0.49	$0.70
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.47)	$(0.42)	$(0.45)	$(0.39)
From net realized gain	—	—	(0.15)	(0.27)	(0.03)
Total distributions declared to shareholders	$(0.59)	$(0.47)	$(0.57)	$(0.72)	$(0.42)
Net asset value, end of period (x)	$12.33	$11.88	$11.48	$12.91	$13.14
Total return (%) (r)(s)(t)(x)	8.88	7.77	(6.64)	3.57	5.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.62	0.61	0.63	0.65	0.65
Expenses after expense reductions (f)(h)	0.55	0.55	0.59	0.64	0.64
Net investment income (loss)	4.57	4.45	3.79	3.12	3.32
Portfolio turnover rate	48	60	62	72	111
Net assets at end of period (000 omitted)	$193,454	$209,338	$223,996	$260,384	$266,792

See Notes to Financial Statements

MFS Diversified Income Fund
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

MFS Diversified Income Fund
Notes to Financial Statements
(1)  Business and Organization
MFS Diversified Income Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates, shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the manager; and other factors. The fund invests in emerging market issuers. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Chairman’s Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff

MFS Diversified Income Fund
Notes to Financial Statements  - continued
may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — The investments of the fund and the High Yield Pooled Portfolio are valued as described below.
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. In instances where a fund holds an odd lot size position in a debt instrument, such position will typically be valued using the pricing agent’s institutional round lot price for the debt instrument. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ

MFS Diversified Income Fund
Notes to Financial Statements  - continued
depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of February 28, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$442,689,295	$—	$—	$442,689,295
France	—	29,600,160	—	29,600,160
United Kingdom	7,229,337	18,246,734	—	25,476,071
Japan	3,399,151	20,869,839	—	24,268,990
China	9,433,589	7,434,564	—	16,868,153
Switzerland	—	15,121,970	—	15,121,970
Canada	12,225,515	—	—	12,225,515
Brazil	12,019,055	—	—	12,019,055
Taiwan	—	11,995,090	—	11,995,090
Other Countries	18,345,422	36,255,933	0	54,601,355
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	75,465,713	—	75,465,713
Non - U.S. Sovereign Debt	—	231,976,954	—	231,976,954
Municipal Bonds	—	3,738,967	—	3,738,967
U.S. Corporate Bonds	—	208,122,551	—	208,122,551
Residential Mortgage-Backed Securities	—	204,977,236	—	204,977,236
Commercial Mortgage-Backed Securities	—	9,250,842	—	9,250,842
Asset-Backed Securities (including CDOs)	—	17,388,378	—	17,388,378
Foreign Bonds	—	137,988,226	—	137,988,226
Investment Companies	474,426,841	—	—	474,426,841
Total	$979,768,205	$1,028,433,157	$0	$2,008,201,362
Other Financial Instruments
Futures Contracts – Assets	$886,245	$—	$—	$886,245
Futures Contracts – Liabilities	(12,609)	—	—	(12,609)
Forward Foreign Currency Exchange Contracts – Assets	—	213,182	—	213,182
Forward Foreign Currency Exchange Contracts – Liabilities	—	(539,635)	—	(539,635)
Swap Agreements – Assets	—	28,387	—	28,387
Swap Agreements – Liabilities	—	(238,502)	—	(238,502)
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio's shareholder report for further information regarding the levels used in valuing its assets and liabilities.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

MFS Diversified Income Fund
Notes to Financial Statements  - continued
Equity Securities
Balance as of 2/29/24	$0
Realized gain (loss)	(584,490)
Change in unrealized appreciation or depreciation	899,291
Sales	(314,801)
Balance as of 2/28/25	$0
The net change in unrealized appreciation or depreciation from investments held as level 3 at February 28, 2025 is $0. At February 28, 2025, the fund held one level 3 security.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2025 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Purchased Option Contracts	$4,894,400	$—
Interest Rate	Futures Contracts	886,245	(12,609)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	213,182	(539,635)
Interest Rate	Cleared Swap Agreements	28,387	(238,502)
Total		$6,022,214	$(790,746)
(a) The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2025 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$(555,078)	$(68,558)	$—
Foreign Exchange	—	—	2,159,563
Total	$(555,078)	$(68,558)	$2,159,563

MFS Diversified Income Fund
Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended February 28, 2025 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$711,090	$(210,115)	$—	$—
Foreign Exchange	—	—	(508,437)	—
Equity	—	—	—	1,342,502
Total	$711,090	$(210,115)	$(508,437)	$1,342,502
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). Collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid.  All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

MFS Diversified Income Fund
Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily.  The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund.  For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties.  Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

MFS Diversified Income Fund
Notes to Financial Statements  - continued
The fund entered into interest rate swap agreements in order to manage its exposure to interest rate fluctuations.  Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $8,652,278. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of  $9,588,208 held by the custodian or a triparty custodian. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the fund. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes. The fund receives substantial distributions from holdings in REITs. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

MFS Diversified Income Fund
Notes to Financial Statements  - continued
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 28, 2025, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

MFS Diversified Income Fund
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 2/28/25	Year ended 2/29/24
Ordinary income (including any short-term capital gains)	$96,688,232	$90,467,176
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/25
Cost of investments	$1,931,955,035
Gross appreciation	137,963,242
Gross depreciation	(61,379,847)
Net unrealized appreciation (depreciation)	$76,583,395
Undistributed ordinary income	30,680,500
Capital loss carryforwards	(50,149,879)
Other temporary differences	(8,471,556)
Total distributable earnings (loss)	$48,642,460
As of February 28, 2025, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(49,770,094)
Long-Term	(379,785)
Total	$(50,149,879)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 2/28/25	Year ended 2/29/24
Class A	$52,990,172	$46,716,075
Class C	4,147,503	5,252,207
Class I	28,599,417	28,816,479
Class R1	6,966	5,553
Class R2	43,199	40,077
Class R3	391,088	474,253
Class R4	823,220	526,789
Class R6	9,686,667	8,635,743
Total	$96,688,232	$90,467,176

MFS Diversified Income Fund
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $5 billion	0.55%
In excess of $5 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until June 30, 2025. For the year ended February 28, 2025, this management fee reduction amounted to $284,681, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2025 was equivalent to an annual effective rate of 0.54% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.55%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2026. For the year ended February 28, 2025, this reduction amounted to $1,062,634, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $13,596 for the year ended February 28, 2025, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 2,959,696
Class C	0.75%	0.25%	1.00%	1.00%	1,132,134
Class R1	0.75%	0.25%	1.00%	1.00%	1,865
Class R2	0.25%	0.25%	0.50%	0.50%	5,099
Class R3	—	0.25%	0.25%	0.25%	21,955
Total Distribution and Service Fees					$4,120,749
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2025 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended February 28, 2025, this rebate amounted to $303 and $56 for Class A and Class C shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.

MFS Diversified Income Fund
Notes to Financial Statements  - continued
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2025, were as follows:
Amount
Class A	$9,675
Class C	3,744
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended February 28, 2025, the fee was $157,053, which equated to 0.0073% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2025, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,800,132.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended February 28, 2025 was equivalent to an annual effective rate of 0.0147% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund invests in the MFS High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS and does not pay distribution and/or service fees to MFD, but does incur investment and operating costs. The fund invests in MFS High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations.
MFS purchased or redeemed fund shares on the dates indicated:
Date	Transaction	Class	Shares	Amount
8/19/2024	Redemption	Class A	13	$160
8/19/2024	Redemption	Class C	11	135
8/19/2024	Redemption	Class I	11	131
8/19/2024	Redemption	Class R3	4	45
8/19/2024	Redemption	Class R4	4	47
During the year ended February 28, 2025, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $1,167,707. The sales transactions resulted in net realized gains (losses) of $(191,987).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 28, 2025, this reimbursement amounted to $37,375, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended February 28, 2025, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:

MFS Diversified Income Fund
Notes to Financial Statements  - continued
	Purchases	Sales
U.S. Government securities	$407,484,700	$452,313,782
Non-U.S. Government securities	594,918,160	887,840,448
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 2/28/25		Year ended 2/29/24
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,653,151	$81,124,742	9,935,808	$114,233,364
Class C	324,123	3,946,721	417,885	4,805,975
Class I	5,098,581	62,081,799	7,212,320	83,485,874
Class R1	1,217	14,815	1,461	16,855
Class R2	7,106	86,312	12,125	138,781
Class R3	134,397	1,636,593	150,981	1,741,790
Class R4	171,354	2,087,529	1,166,229	13,369,587
Class R6	2,238,613	27,232,664	3,653,428	42,085,119
	14,628,542	$178,211,175	22,550,237	$259,877,345
Shares issued to shareholders in reinvestment of distributions
Class A	4,126,274	$50,463,528	3,847,635	$44,426,274
Class C	323,029	3,945,946	430,952	4,970,976
Class I	1,927,992	23,563,107	2,062,866	23,807,476
Class R1	568	6,943	478	5,510
Class R2	3,499	42,794	3,436	39,648
Class R3	31,578	386,091	39,113	452,450
Class R4	67,228	822,488	45,621	526,789
Class R6	766,234	9,369,147	724,448	8,364,910
	7,246,402	$88,600,044	7,154,549	$82,594,033
Shares reacquired
Class A	(20,386,394)	$(248,405,095)	(24,374,838)	$(280,539,850)
Class C	(5,345,125)	(65,095,005)	(8,330,133)	(95,596,888)
Class I	(17,608,326)	(214,043,836)	(24,530,284)	(282,066,263)
Class R1	(1,460)	(17,977)	(2,680)	(30,424)
Class R2	(22,914)	(273,996)	(43,954)	(505,009)
Class R3	(405,492)	(4,926,185)	(1,202,718)	(13,773,819)
Class R4	(221,110)	(2,697,675)	(174,808)	(2,014,703)
Class R6	(4,934,981)	(60,055,963)	(6,273,262)	(72,188,825)
	(48,925,802)	$(595,515,732)	(64,932,677)	$(746,715,781)
Net change
Class A	(9,606,969)	$(116,816,825)	(10,591,395)	$(121,880,212)
Class C	(4,697,973)	(57,202,338)	(7,481,296)	(85,819,937)
Class I	(10,581,753)	(128,398,930)	(15,255,098)	(174,772,913)
Class R1	325	3,781	(741)	(8,059)
Class R2	(12,309)	(144,890)	(28,393)	(326,580)
Class R3	(239,517)	(2,903,501)	(1,012,624)	(11,579,579)
Class R4	17,472	212,342	1,037,042	11,881,673
Class R6	(1,930,134)	(23,454,152)	(1,895,386)	(21,738,796)
	(27,050,858)	$(328,704,513)	(35,227,891)	$(404,244,403)
Effective September 29, 2023, purchases of the fund's Class R1 and Class R2 shares were closed to new eligible investors.

MFS Diversified Income Fund
Notes to Financial Statements  - continued
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 12, 2026 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 28, 2025, the fund’s commitment fee and interest expense were $10,832 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended February 28, 2025:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$509,322,463	$38,408,185	$104,753,758	$(3,344,737)	$13,908,976	$453,541,129
MFS Institutional Money Market Portfolio	50,404,747	490,608,760	520,134,599	5,509	1,295	20,885,712
	$559,727,210	$529,016,945	$624,888,357	$(3,339,228)	$13,910,271	$474,426,841
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio	$33,772,420	$—
MFS Institutional Money Market Portfolio	2,414,689	—
	$36,187,109	$—
(8)  Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Additionally, since there is no assurance on collectability of dividends declared by certain Russian issuers, all such dividends, related receivables, and/or currency denominated in Rubles, if applicable, have been valued at $0. Management continues to monitor these events and to evaluate the related impacts on fund performance.

MFS Diversified Income Fund
Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Diversified Income Fund and the Board of Trustees of MFS Series Trust XIII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Diversified Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 28, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XIII) at February 28, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
April 14, 2025

MFS Diversified Income Fund
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Series Trust XIII, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	8,120,685,455.580	167,685,797.527
John A. Caroselli	8,104,992,323.901	183,378,929.205
Maureen R. Goldfarb	8,107,678,595.636	180,692,657.470
Peter D. Jones	8,132,148,267.645	156,222,985.462
John P. Kavanaugh	8,140,746,957.011	147,624,296.095
James W. Kilman, Jr.	8,131,200,483.922	157,170,769.184
Clarence Otis, Jr.	8,137,010,981.463	151,360,271.643
Michael W. Roberge	8,147,993,514.203	140,377,738.903
Maryanne L. Roepke	8,134,656,961.310	153,714,291.797
Paula E. Smith	8,132,504,919.962	155,866,333.145
Laurie J. Thomsen	8,150,508,823.068	137,862,430.038
Darrell A. Williams	8,150,817,252.120	137,554,000.986

MFS Diversified Income Fund
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2025 income tax forms in January 2026. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
For corporate shareholders, 5.82% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Diversified Income Fund.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Diversified Income Fund.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Diversified Income Fund. See the Statement of Operations and Note 3 within the Notes to Financial Statements for more information.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
Not Applicable.

MFS Government Securities Fund
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Government Securities Fund
Portfolio of Investments − 2/28/25
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 105.8%
Asset-Backed & Securitized – 8.9%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.003%, 11/15/2054 (i)	$21,590,362	$ 886,997
ACREC 2021-FL1 Ltd., “AS”, FLR, 5.928% ((SOFR - 1mo. + 0.11448%) + 1.5%), 10/16/2036 (n)	7,778,000	7,767,051
ACREC 2023-FL2 LLC, “A”, FLR, 6.542% (SOFR - 1mo. + 2.23%), 2/19/2038 (n)	4,671,220	4,679,506
Alinea CLO Ltd., 2018-1A, “AR”, FLR, 5.203% (SOFR - 3mo. + 0.9%), 7/20/2031 (n)	5,134,287	5,131,720
American Credit Acceptance Receivables Trust, 2024-2, “A”, 5.9%, 2/12/2027 (n)	1,503,194	1,507,528
AmeriCredit Automobile Receivables Trust, 2024-1, “A”, 5.61%, 1/12/2027 (n)	360,998	361,287
AmeriCredit Automobile Receivables Trust, 2024-1, “A2-B”, FLR, 4.94% (SOFR - 1mo. + 0.6%), 2/18/2028	4,733,806	4,739,155
Arbor Realty Trust, Inc., CLO, 2021-FL1, “A”, FLR, 5.396% ((SOFR - 1mo. + 0.11448%) + 0.97%), 12/15/2035 (n)	1,031,879	1,030,158
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 5.926% ((SOFR - 1mo. + 0.11448%) + 1.5%), 12/15/2035 (n)	3,901,000	3,875,222
Arbor Realty Trust, Inc., CLO, 2021-FL3, “AS”, FLR, 5.826% ((SOFR - 1mo. + 0.11448%) + 1.4%), 8/15/2034 (n)	6,638,000	6,647,300
AREIT 2022-CRE6 Trust, “AS”, FLR, 5.99% (SOFR - 30 day + 1.65%), 1/20/2037 (n)	7,155,500	7,113,739
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)	1,308,700	1,321,601
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.212%, 7/15/2054 (i)	20,003,023	1,111,570
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.584%, 2/15/2054 (i)	13,538,992	971,379
BBCMS Mortgage Trust, 2022-C18, “XA”, 0.464%, 12/15/2055 (i)	22,925,681	802,442
BDS Ltd., 2024-FL13, “A”, FLR, 5.89% (SOFR - 1mo. + 1.5762%), 9/19/2039 (n)	1,558,000	1,566,985
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.258%, 2/15/2054 (i)	43,387,595	2,309,847
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.137%, 3/15/2054 (i)	26,162,057	1,184,966
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.882%, 6/15/2054 (i)	38,076,395	1,411,153
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.234%, 7/15/2054 (i)	32,786,188	1,822,617
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.259%, 8/15/2054 (i)	39,667,474	2,251,839
Benchmark 2021-B29 Mortgage Trust, “XA”, 1.02%, 9/15/2054 (i)	44,911,106	1,848,150
Bridgecrest Lending Auto Securitization Trust, 2024-2, “A2”, 5.78%, 2/16/2027	1,635,086	1,637,705
Bridgecrest Lending Auto Securitization Trust, 2025-1, “A2”, 4.71%, 9/15/2027	3,656,000	3,657,242
BSPDF 2021-FL1 Issuer Ltd., “A”, FLR, 5.626% ((SOFR - 1mo. + 0.11448%) + 1.2%), 10/15/2036 (n)	380,032	379,223
BSPDF 2021-FL1 Issuer Ltd., “AS”, FLR, 5.906% ((SOFR - 1mo. + 0.11448%) + 1.48%), 10/15/2036 (n)	4,700,500	4,685,388
Business Jet Securities LLC, 2024-1A, “A”, 6.197%, 5/15/2039 (n)	1,362,202	1,399,186
BXMT 2021-FL4 Ltd., “AS”, FLR, 5.726% ((SOFR - 1mo. + 0.11448%) + 1.3%), 5/15/2038 (n)	7,779,500	7,588,187
Chesapeake Funding II LLC, 2023-2A, “A2”, FLR, 5.439% (SOFR - 30 day + 1.1%), 10/15/2035 (n)	2,411,136	2,424,513
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.82%, 12/15/2072 (i)(n)	21,357,486	712,039
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.285%, 2/15/2054 (i)	32,747,660	1,927,606
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.765%, 4/15/2054 (i)	18,894,944	639,048
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.032%, 6/15/2064 (i)	13,193,900	622,387
Commercial Mortgage Pass-Through Certificates, 2024-CBM, “A2”, 5.867%, 12/10/2041 (n)	1,395,974	1,428,296
Dell Equipment Finance Trust, 2023-3, “A2”, 6.1%, 4/23/2029 (n)	764,042	765,984
Enterprise Fleet Financing LLC, 2025-1, “A2”, 4.65%, 10/20/2027 (n)	1,207,000	1,210,086
EQT Trust, 2024-EXTR, “B”, 5.654%, 7/05/2041 (n)	1,503,054	1,524,561
GLS Auto Select Receivables Trust, 2023-2A, 6.37%, 6/15/2028 (n)	1,555,454	1,572,626
GLS Auto Select Receivables Trust, 2024-2A, “A-2”, 5.77%, 6/15/2027 (n)	3,026,970	3,038,445
KREF 2018-FT1 Ltd., “AS”, FLR, 5.726% ((SOFR - 1mo. + 0.11448%) + 1.3%), 2/15/2039 (n)	759,000	758,102
LAD Auto Receivables Trust, 2022-1A, “A”, 5.21%, 6/15/2027 (n)	198,211	198,547
LAD Auto Receivables Trust, 2025-1A, “A2”, 4.6%, 12/15/2027 (n)	3,919,000	3,921,971
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 6.176% ((SOFR - 1mo. + 0.11448%) + 1.75%), 7/15/2036 (n)	6,508,500	6,500,911
LoanCore 2021-CRE6 Ltd., “AS”, FLR, 6.076% ((SOFR - 1mo. + 0.11448%) + 1.65%), 11/15/2038 (n)	10,000,000	10,007,180
M&T Bank Auto Receivables Trust, 2025-1, “A-2A”, 4.63%, 5/15/2028 (n)	2,528,000	2,531,248
MF1 2021-FL5 Ltd., “AS”, FLR, 5.626% ((SOFR - 1mo. + 0.11448%) + 1.2%), 7/15/2036 (n)	3,875,500	3,865,315
MF1 2021-FL5 Ltd., “B”, FLR, 5.876% ((SOFR - 1mo. + 0.11448%) + 1.45%), 7/15/2036 (n)	4,881,500	4,839,730
MF1 2021-FL7 Ltd., “A”, FLR, 5.508% ((SOFR - 1mo. + 0.11448%) + 1.08%), 10/16/2036 (n)	5,824,077	5,821,602
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.812%, 12/15/2051 (i)	22,126,184	569,183
MFGFS-ANN
1

MFS Government Securities Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.28%, 5/15/2054 (i)	$16,646,958	$ 883,537
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.173%, 6/15/2054 (i)	19,777,645	918,610
Morgan Stanley Capital I Trust, 2021-L7, “XA”, 1.082%, 10/15/2054 (i)	79,823,973	3,671,089
Morgan Stanley Residential Mortgage Loan Trust, 2024-NQM1, “A-1”, 6.152%, 12/25/2068 (n)	4,963,991	5,013,764
Morgan Stanley Residential Mortgage Loan Trust, 2024-NQM3, “A-1”, 5.044%, 7/25/2069 (n)	2,039,484	2,031,698
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “A”, 6.18%, 8/25/2028 (n)	1,299,000	1,307,773
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “B”, 6.48%, 8/25/2028 (n)	1,379,000	1,388,753
OBX Trust, 2024-NQM1, “A1”, 5.928%, 11/25/2063 (n)	1,843,736	1,854,870
OBX Trust, 2024-NQM1, “A2”, 6.253%, 11/25/2063 (n)	557,037	560,502
PFS Financing Corp., 2023-C, “B”, 5.91%, 10/15/2028 (n)	1,302,000	1,319,479
PFS Financing Corp., 2025-A, “A”, FLR, 4.988% (SOFR - 1mo. + 0.65%), 1/16/2029 (n)	4,611,000	4,610,970
Provident Funding Mortgage Trust, 2024-1, “A3”, 5.5%, 12/25/2054 (n)	3,043,619	3,045,369
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 5.634% ((SOFR - 1mo. + 0.11448%) + 1.2%), 11/25/2036 (n)	1,563,135	1,561,954
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 5.934% ((SOFR - 1mo. + 0.11448%) + 1.5%), 11/25/2036 (n)	1,261,500	1,263,261
Santander Drive Auto Receivables Trust, 2024-1, “A2”, 5.71%, 2/16/2027	402,923	403,418
SBNA Auto Lease Trust, 2024-A, “A2”, 5.45%, 1/20/2026 (n)	838,797	839,783
Verus Securitization Trust, 2014-1, “A1”, 5.712%, 1/25/2069 (n)	4,821,625	4,838,500
Verus Securitization Trust, 2024-1, “A2”, 5.915%, 1/25/2069 (n)	1,348,029	1,351,492
Verus Securitization Trust, 2024-4, “A1”, 6.218%, 6/25/2069 (n)	2,547,828	2,574,455
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.931%, 1/15/2052 (i)(n)	12,278,493	345,950
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.494%, 8/15/2054 (i)	20,256,932	1,398,188
Westlake Automobile Receivables Trust, 2024-1A, “A2B”, FLR, 4.91% (SOFR - 1mo. + 0.57%), 3/15/2027 (n)	2,054,736	2,055,506
World Omni Select Auto Trust, 2023-A, “A2B”, FLR, 5.19% (SOFR - 30 day + 0.85%), 3/15/2027	448,544	448,692
		$178,256,136
Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029	$2,018,000	$ 1,888,886
Industrial – 0.0%
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	$688,000	$ 676,286
Mortgage-Backed – 69.4%
Fannie Mae, 4.5%, 5/01/2025 - 6/01/2044	$14,918,877	$ 14,820,493
Fannie Mae, 2.912%, 7/25/2027	10,366,665	10,072,142
Fannie Mae, 3%, 11/01/2028 - 9/01/2046	46,772,833	44,601,388
Fannie Mae, 3.5%, 1/25/2030 - 6/25/2048	29,636,776	27,523,663
Fannie Mae, 2.5%, 11/01/2031 - 10/01/2046	4,485,365	4,149,977
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	896,789	69,337
Fannie Mae, 6.5%, 1/01/2032 - 10/01/2037	495,356	516,339
Fannie Mae, 6%, 1/01/2033 - 12/01/2037	1,243,402	1,283,728
Fannie Mae, 3%, 2/25/2033 - 1/25/2052 (i)	1,532,639	153,122
Fannie Mae, 5.5%, 5/01/2033 - 5/01/2044	5,973,306	6,121,954
Fannie Mae, 5%, 11/01/2033 - 3/25/2042	7,137,227	7,231,254
Fannie Mae, 4.916%, 4/25/2034	180,627	180,657
Fannie Mae, 4.756%, 1/25/2036	116,850	116,834
Fannie Mae, 4%, 9/01/2040 - 7/01/2047	29,116,982	28,079,461
Fannie Mae, 1%, 3/25/2041	1,536,092	1,335,756
Fannie Mae, 4.816%, 3/25/2041	414,917	413,714
Fannie Mae, 2.25%, 4/25/2041	1,498,757	1,423,993
Fannie Mae, 4.966%, 7/25/2041 - 12/25/2049	4,854,981	4,802,856
Fannie Mae, 1.75%, 9/25/2041	1,135,004	1,079,703
Fannie Mae, 2.75%, 9/25/2042	1,015,093	973,014
Fannie Mae, 2%, 8/25/2044 - 6/01/2051	2,672,963	2,392,588
Fannie Mae, 4.766%, 12/25/2045	612,948	603,290
2

MFS Government Securities Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Fannie Mae, 1.533%, 9/25/2046 (i)	$1,767,955	$ 196,085
Fannie Mae, 4%, 9/25/2050 (i)	3,045,787	601,126
Fannie Mae, 5.802%, 11/25/2053	4,859,796	4,913,543
Fannie Mae, 5.252%, 12/25/2053	6,051,546	6,048,408
Fannie Mae, 5.502%, 6/25/2054 - 2/25/2055	18,254,509	18,284,393
Fannie Mae, 5.202%, 1/25/2055	4,328,656	4,324,949
Fannie Mae, UMBS, 2%, 4/01/2036 - 5/01/2052	75,650,371	61,920,455
Fannie Mae, UMBS, 2.5%, 5/01/2036 - 8/01/2052	110,337,871	93,743,539
Fannie Mae, UMBS, 5.5%, 10/01/2038 - 8/01/2054	26,135,229	26,282,187
Fannie Mae, UMBS, 1.5%, 2/01/2042 - 3/01/2051	1,413,465	1,104,780
Fannie Mae, UMBS, 3.5%, 5/01/2049 - 2/01/2052	2,005,875	1,846,652
Fannie Mae, UMBS, 3%, 6/01/2051 - 8/01/2052	33,179,288	29,085,612
Fannie Mae, UMBS, 4%, 8/01/2051 - 3/01/2053	6,614,361	6,268,354
Fannie Mae, UMBS, 4.5%, 9/01/2052	1,838,866	1,782,037
Fannie Mae, UMBS, 5%, 9/01/2052 - 1/01/2055	3,841,486	3,781,849
Fannie Mae, UMBS, 6%, 2/01/2053 - 10/01/2054	18,241,057	18,646,334
Freddie Mac, 0.069%, 5/25/2025 (i)	587,585,677	123,070
Freddie Mac, 3.7%, 5/25/2025	2,964,225	2,954,305
Freddie Mac, 4%, 7/01/2025 - 1/15/2055	6,078,599	5,936,524
Freddie Mac, 4.5%, 7/01/2025 - 5/01/2042	4,597,439	4,578,105
Freddie Mac, 3.75%, 8/25/2025	1,891,082	1,881,516
Freddie Mac, 3.5%, 11/15/2025 - 10/25/2058	29,226,054	27,731,882
Freddie Mac, 2.745%, 1/25/2026	3,454,826	3,404,325
Freddie Mac, 3.208%, 2/25/2026	2,047,316	2,026,644
Freddie Mac, 2.57%, 7/25/2026	31,475,000	30,794,473
Freddie Mac, 3.12%, 9/25/2026	12,661,384	12,432,936
Freddie Mac, 2.525%, 10/25/2026	10,822,583	10,529,744
Freddie Mac, 2.797%, 12/25/2026	1,322,176	1,304,211
Freddie Mac, 3.413%, 12/25/2026	16,700,000	16,430,761
Freddie Mac, 1.375%, 3/25/2027 (i)	5,583,000	142,339
Freddie Mac, 3.243%, 4/25/2027	10,090,226	9,884,166
Freddie Mac, 3.117%, 6/25/2027	20,616,052	20,107,394
Freddie Mac, 0.564%, 7/25/2027 (i)	100,465,063	1,142,047
Freddie Mac, 0.41%, 8/25/2027 (i)	78,049,656	707,348
Freddie Mac, 1.47%, 9/25/2027	4,600,000	4,289,960
Freddie Mac, 3.286%, 11/25/2027	6,876,682	6,697,587
Freddie Mac, 0.363%, 12/25/2027 (i)	1,353,173	12,199
Freddie Mac, 1.603%, 12/25/2027	8,595,852	7,999,345
Freddie Mac, 0.293%, 1/25/2028 (i)	138,620,765	1,127,112
Freddie Mac, 0.3%, 1/25/2028 (i)	57,998,327	478,092
Freddie Mac, 0.128%, 2/25/2028 - 8/25/2033 (i)	246,045,498	1,729,262
Freddie Mac, 0.116%, 4/25/2028 (i)	110,002,362	467,950
Freddie Mac, 3.9%, 4/25/2028	1,867,674	1,846,245
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	25,232,103	23,400,252
Freddie Mac, 0.425%, 10/25/2028 (i)	39,462,222	601,827
Freddie Mac, 4.804%, 3/25/2029	5,241,982	5,234,395
Freddie Mac, 0.443%, 5/25/2029 (i)	58,844,493	1,062,790
Freddie Mac, 1.005%, 7/25/2029 (i)	31,354,116	1,052,830
Freddie Mac, 1.086%, 7/25/2029 (i)	18,980,047	762,782
Freddie Mac, 1.138%, 8/25/2029 (i)	33,279,125	1,434,124
Freddie Mac, 4.814%, 9/25/2029	4,991,289	4,991,283
Freddie Mac, 4.63%, 10/25/2029	8,357,036	8,445,855
Freddie Mac, 4.25%, 11/25/2029	2,908,839	2,894,158
Freddie Mac, 4.69%, 11/25/2029	10,101,307	10,235,824
3

MFS Government Securities Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 4.23%, 12/25/2029	$5,772,651	$ 5,738,215
Freddie Mac, 4.808%, 12/25/2029	3,008,320	3,006,341
Freddie Mac, 1.317%, 1/25/2030 (i)	26,555,971	1,441,153
Freddie Mac, 1.589%, 1/25/2030 (i)	19,406,781	1,245,182
Freddie Mac, 1.798%, 4/25/2030 - 5/25/2030 (i)	41,311,070	3,354,426
Freddie Mac, 1.867%, 4/25/2030 (i)	20,077,463	1,636,229
Freddie Mac, 1.666%, 5/25/2030 (i)	12,033,779	917,643
Freddie Mac, 5.5%, 6/01/2030 - 9/01/2041	2,583,063	2,648,236
Freddie Mac, 1.114%, 6/25/2030 (i)	19,945,594	978,712
Freddie Mac, 1.341%, 6/25/2030 (i)	11,124,134	690,507
Freddie Mac, 1.376%, 6/25/2030 (i)	29,479,005	1,745,169
Freddie Mac, 4.704%, 6/25/2030	2,692,609	2,686,402
Freddie Mac, 4.744%, 6/25/2030	1,773,152	1,769,123
Freddie Mac, 1.598%, 8/25/2030 (i)	10,235,210	773,285
Freddie Mac, 1.169%, 9/25/2030 (i)	6,568,138	369,837
Freddie Mac, 1.08%, 11/25/2030 (i)	13,158,725	708,575
Freddie Mac, 4.878%, 11/25/2030	6,739,963	6,743,283
Freddie Mac, 0.323%, 1/25/2031 (i)	49,886,655	743,825
Freddie Mac, 0.536%, 1/25/2031 - 9/25/2031 (i)	120,996,513	3,520,839
Freddie Mac, 0.78%, 1/25/2031 (i)	19,512,958	786,279
Freddie Mac, 0.935%, 1/25/2031 (i)	14,681,587	694,377
Freddie Mac, 0.354%, 2/25/2031 (i)	18,431,877	414,791
Freddie Mac, 0.512%, 3/25/2031 (i)	40,083,744	996,638
Freddie Mac, 0.731%, 3/25/2031 (i)	17,260,719	670,850
Freddie Mac, 1.215%, 5/25/2031 (i)	7,120,528	456,313
Freddie Mac, 0.938%, 7/25/2031 (i)	11,674,001	611,701
Freddie Mac, 1.214%, 7/25/2031 (i)	22,560,568	1,510,852
Freddie Mac, 0.507%, 8/25/2031 (i)	14,878,566	405,303
Freddie Mac, 0.855%, 9/25/2031 (i)	48,419,608	2,272,395
Freddie Mac, 0.349%, 11/25/2031 (i)	73,361,326	1,521,110
Freddie Mac, 0.496%, 12/25/2031 (i)	73,957,916	2,110,286
Freddie Mac, 0.567%, 12/25/2031 (i)	12,187,459	390,022
Freddie Mac, 4.8%, 1/25/2032	8,050,968	8,205,281
Freddie Mac, 0.766%, 2/25/2032 (i)	49,680,895	2,248,254
Freddie Mac, 4.903%, 11/15/2032	39,651	39,507
Freddie Mac, 0.154%, 11/25/2032 (i)	74,026,378	1,009,364
Freddie Mac, 0.266%, 5/25/2033 (i)	64,115,960	1,402,325
Freddie Mac, 0.176%, 10/25/2033 (i)	75,772,703	1,324,681
Freddie Mac, 5.15%, 12/25/2033	5,750,979	6,000,026
Freddie Mac, 5%, 3/25/2034 - 12/01/2054	28,945,660	29,454,795
Freddie Mac, 6%, 8/01/2034 - 10/01/2038	2,495,610	2,605,487
Freddie Mac, 0.905%, 9/25/2034 (i)	9,883,118	715,081
Freddie Mac, 4.489%, 9/25/2034	15,933,680	15,859,094
Freddie Mac, 4.76%, 10/25/2034	8,860,088	8,999,299
Freddie Mac, 4.894%, 10/25/2034	10,499,585	10,491,999
Freddie Mac, 0.056%, 1/25/2035 (i)	119,066,272	1,157,789
Freddie Mac, 0.427%, 1/25/2035 (i)(w)	47,468,092	1,156,513
Freddie Mac, 5.5%, 2/15/2036 (i)	272,562	44,524
Freddie Mac, 6.5%, 5/01/2037	81,150	83,917
Freddie Mac, 4.5%, 12/15/2040 (i)	47,615	4,426
Freddie Mac, 1.75%, 8/15/2041	844,029	793,195
Freddie Mac, 4.853%, 8/15/2046	357,676	353,647
Freddie Mac, 5.172%, 9/25/2052	5,123,768	5,020,286
Freddie Mac, 5.802%, 10/25/2053	624,677	638,407
4

MFS Government Securities Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 5.252%, 10/25/2054	$9,937,306	$ 9,953,212
Freddie Mac, 5.302%, 2/25/2055	7,959,550	7,919,213
Freddie Mac, 5.702%, 2/25/2055	6,006,232	6,039,887
Freddie Mac, 5.852%, 2/25/2055	6,967,399	7,048,197
Freddie Mac, 5.424%, 3/25/2055	7,991,532	7,995,232
Freddie Mac, 5.45%, 3/25/2055	8,000,000	8,015,843
Freddie Mac, 0.32%, 6/25/2055 (i)	116,203,070	2,501,050
Freddie Mac, 3.25%, 11/25/2061	4,452,771	4,063,986
Freddie Mac, UMBS, 2.5%, 3/01/2037 - 9/01/2052	25,024,761	21,066,323
Freddie Mac, UMBS, 2%, 4/01/2037 - 3/01/2052	27,395,677	22,342,763
Freddie Mac, UMBS, 3.5%, 12/01/2046 - 5/01/2052	3,495,306	3,202,549
Freddie Mac, UMBS, 3%, 2/01/2050 - 8/01/2052	29,944,840	26,156,771
Freddie Mac, UMBS, 1.5%, 4/01/2051 - 11/01/2051	9,539,646	7,256,936
Freddie Mac, UMBS, 4%, 5/01/2052	4,078,091	3,856,099
Freddie Mac, UMBS, 5%, 11/01/2052 - 1/01/2055	24,630,930	24,251,409
Freddie Mac, UMBS, 5.5%, 12/01/2052 - 8/01/2054	17,255,182	17,318,843
Freddie Mac, UMBS, 6%, 2/01/2053 - 5/01/2054	11,624,594	11,870,100
Freddie Mac, UMBS, 6.5%, 4/01/2054	491,829	509,605
Ginnie Mae, 3.5%, 8/20/2029 - 1/20/2043 (i)	6,291,879	699,311
Ginnie Mae, 5.5%, 3/15/2033 - 10/20/2053	2,786,002	2,820,525
Ginnie Mae, 4.5%, 7/20/2033 - 5/20/2054	35,952,248	34,941,731
Ginnie Mae, 5.656%, 8/20/2034	780,382	795,630
Ginnie Mae, 4%, 5/16/2039 - 9/20/2054	11,084,307	10,503,514
Ginnie Mae, 5%, 8/20/2039 - 12/20/2054	24,376,918	24,119,274
Ginnie Mae, 4%, 12/20/2039 - 8/16/2042 (i)	1,045,893	156,380
Ginnie Mae, 0.973%, 5/20/2041 (i)	2,863,678	230,667
Ginnie Mae, 4.526%, 9/20/2041	8,169,150	7,953,266
Ginnie Mae, 3.5%, 12/15/2041 - 6/20/2052	18,401,602	17,037,238
Ginnie Mae, 2.5%, 6/20/2042 - 5/20/2052	22,973,802	19,689,250
Ginnie Mae, 3%, 2/20/2043 - 10/20/2052	28,176,425	25,199,566
Ginnie Mae, 2.25%, 9/20/2043	286,485	281,971
Ginnie Mae, 4.726%, 10/20/2045	7,498,390	7,305,980
Ginnie Mae, 4.876%, 7/20/2046	2,916,703	2,867,585
Ginnie Mae, 1.724%, 4/20/2047 (i)	493,847	57,445
Ginnie Mae, 4.676%, 10/20/2047	569,560	556,547
Ginnie Mae, 2%, 11/20/2050 (i)	194,994	22,788
Ginnie Mae, 2.5%, 2/20/2051 (i)	2,318,836	285,946
Ginnie Mae, 2%, 1/20/2052 - 11/20/2052	36,036,663	29,608,145
Ginnie Mae, 7%, 12/20/2053	413,432	425,996
Ginnie Mae, 6%, 2/20/2054 - 11/20/2055	11,589,596	11,830,950
Ginnie Mae, 5.496%, 3/20/2064	3,775,046	3,800,708
Ginnie Mae, 5.546%, 3/20/2064	1,745,219	1,756,399
Ginnie Mae, 5.12%, 7/20/2064	1,286,526	1,292,730
Ginnie Mae, 5.19%, 10/20/2066	1,674,152	1,682,193
Ginnie Mae, 5.21%, 10/20/2066	4,846,339	4,845,380
Ginnie Mae, 5.127%, 2/20/2067	2,397,191	2,399,642
Ginnie Mae, 5.841%, 3/20/2067	5,392,826	5,403,091
Ginnie Mae, 6.417%, 7/20/2067	6,624,154	6,673,943
Ginnie Mae, 4.89%, 11/20/2067	1,889,676	1,886,151
Ginnie Mae, 5.922%, 4/20/2068	10,005,772	10,007,990
Ginnie Mae, 5.862%, 5/20/2068	7,041,748	7,044,085
Ginnie Mae, 4.94%, 11/20/2068 - 3/20/2070	7,958,612	7,938,608
Ginnie Mae, 4.97%, 7/20/2070 - 1/20/2075	14,694,999	14,652,685
Ginnie Mae, 4.746%, 12/20/2071	3,343,561	3,313,258
5

MFS Government Securities Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Ginnie Mae, 4.996%, 8/20/2074	$6,700,473	$ 6,698,652
Ginnie Mae, 4.351%, 11/20/2074	5,617,737	5,581,310
Ginnie Mae, 4.911%, 2/20/2075	7,008,120	6,976,364
Ginnie Mae, TBA, 5.5%, 3/15/2055 - 4/15/2055	7,250,000	7,264,302
Ginnie Mae, TBA, 6%, 3/15/2055	20,500,000	20,776,705
UMBS, TBA, 6%, 3/25/2054	10,550,000	10,722,358
UMBS, TBA, 6.5%, 3/25/2054	8,525,000	8,781,550
UMBS, TBA, 2%, 3/15/2055 - 4/25/2055	45,926,092	36,747,525
		$1,389,820,376
Municipals – 0.3%
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.682%, 7/01/2027	$2,165,000	$ 2,080,895
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev., Taxable (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	79,719	78,672
Port of Oakland, CA, Senior Lien Refunding Rev., Taxable, “R”, 1.517%, 5/01/2026	1,413,570	1,367,591
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.647%, 6/01/2025	1,550,000	1,538,061
		$5,065,219
U.S. Government Agencies and Equivalents – 0.1%
Small Business Administration, 5.11%, 4/01/2025	$9,707	$ 9,702
Small Business Administration, 2.21%, 2/01/2033	488,886	453,437
Small Business Administration, 2.22%, 3/01/2033	745,811	695,228
Small Business Administration, 3.15%, 7/01/2033	713,680	682,054
Small Business Administration, 3.16%, 8/01/2033	299,122	284,673
Small Business Administration, 3.62%, 9/01/2033	262,386	253,997
		$2,379,091
U.S. Treasury Obligations – 27.0%
U.S. Treasury Bonds, 6%, 2/15/2026 (f)	$5,933,000	$ 6,038,373
U.S. Treasury Bonds, 6.375%, 8/15/2027	2,309,000	2,440,324
U.S. Treasury Bonds, 4.375%, 2/15/2038	2,078,000	2,101,053
U.S. Treasury Bonds, 3.125%, 2/15/2043	9,748,800	8,068,274
U.S. Treasury Bonds, 2.875%, 5/15/2043	27,528,200	21,872,015
U.S. Treasury Bonds, 4.75%, 11/15/2043	11,168,000	11,503,476
U.S. Treasury Bonds, 2.5%, 2/15/2045	97,983,000	71,451,041
U.S. Treasury Bonds, 4.625%, 5/15/2054	37,560,000	38,359,617
U.S. Treasury Bonds, 4.25%, 8/15/2054	7,047,000	6,771,727
U.S. Treasury Notes, 2%, 11/15/2026 (f)	51,959,000	50,241,917
U.S. Treasury Notes, 2.75%, 2/15/2028	54,157,000	52,329,201
U.S. Treasury Notes, 3.625%, 3/31/2028	86,350,000	85,476,381
U.S. Treasury Notes, 1%, 7/31/2028	32,248,000	29,203,335
U.S. Treasury Notes, 2.375%, 5/15/2029	19,515,500	18,297,306
U.S. Treasury Notes, 1.625%, 8/15/2029	29,405,000	26,604,633
U.S. Treasury Notes, 1.75%, 11/15/2029	8,564,000	7,750,085
U.S. Treasury Notes, 3.5%, 4/30/2030	18,675,000	18,210,314
U.S. Treasury Notes, 4.125%, 8/31/2030	37,647,000	37,774,941
U.S. Treasury Notes, 1.625%, 5/15/2031	41,833,000	36,246,007
U.S. Treasury Notes, 1.375%, 11/15/2031	11,425,300	9,608,856
		$540,348,876
Total Bonds (Identified Cost, $2,207,731,365)		$2,118,434,870
6

MFS Government Securities Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Mutual Funds (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 4.38% (v) (Identified Cost, $24,511,411)	24,508,960	$ 24,511,411
Other Assets, Less Liabilities – (7.0)%		(140,317,073)
Net Assets – 100.0%		$2,002,629,208
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $24,511,411 and $2,118,434,870, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $142,139,316, representing 7.1% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Derivative Contracts at 2/28/25
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	954	$105,983,438	June – 2025	$1,049,214
U.S. Treasury Note 2 yr	Long	USD	1,070	221,456,562	June – 2025	898,626
U.S. Treasury Note 5 yr	Long	USD	2,778	299,850,375	June – 2025	3,267,336
U.S. Treasury Ultra Note 10 yr	Long	USD	673	76,890,250	June – 2025	1,070,104
						$6,285,280
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
12/26/54	USD	5,900,000	centrally cleared	3.912% / Annually	Daily SOFR / Annually	$186,094	$—	$186,094
Liability Derivatives
Interest Rate Swaps
5/24/26	USD	96,000,000	centrally cleared	Daily SOFR / Annually	4.7585% / Annually	$(773,569)	$—	$(773,569)
12/26/26	USD	23,950,000	centrally cleared	Daily SOFR / Annually	4.1635% / Annually	(115,438)	—	(115,438)
7

MFS Government Securities Fund
Portfolio of Investments – continued
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives - continued
Interest Rate Swaps - continued
12/26/29	USD	45,500,000	centrally cleared	Daily SOFR / Annually	4.085% / Annually	$(700,621)	$—	$(700,621)
						$(1,589,628)	$—	$(1,589,628)
At February 28, 2025, the fund had liquid securities with an aggregate value of $11,539,773 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
8

MFS Government Securities Fund
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 2/28/25 Assets
Investments in unaffiliated issuers, at value (identified cost, $2,207,731,365)	$2,118,434,870
Investments in affiliated issuers, at value (identified cost, $24,511,411)	24,511,411
Receivables for
Net daily variation margin on open futures contracts	1,992,610
Investments sold	118,018
TBA sale commitments	38,861,025
Fund shares sold	2,307,672
Interest	8,869,737
Other assets	4,268
Total assets	$2,195,099,611
Liabilities
Payable to custodian	$18,477
Payables for
Distributions	199,620
Net daily variation margin on open cleared swap agreements	286,983
Investments purchased	25,528,483
When-issued investments purchased	1,156,763
TBA purchase commitments	121,798,752
Fund shares reacquired	43,051,268
Payable to affiliates
Investment adviser	40,148
Administrative services fee	1,628
Shareholder servicing costs	223,544
Distribution and service fees	6,532
Payable for independent Trustees' compensation	3,367
Accrued expenses and other liabilities	154,838
Total liabilities	$192,470,403
Net assets	$2,002,629,208
Net assets consist of
Paid-in capital	$2,399,426,379
Total distributable earnings (loss)	(396,797,171)
Net assets	$2,002,629,208
Shares of beneficial interest outstanding	231,553,256
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$367,304,543	42,425,695	$8.66
Class B	535,146	61,886	8.65
Class C	2,910,105	335,509	8.67
Class I	234,726,615	27,160,731	8.64
Class R1	1,500,948	173,545	8.65
Class R2	37,231,648	4,305,041	8.65
Class R3	20,144,737	2,328,151	8.65
Class R4	23,195,414	2,680,005	8.65
Class R6	1,315,080,052	152,082,693	8.65
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.04 [100 / 95.75 x $8.66]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
9

MFS Government Securities Fund
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 2/28/25 Net investment income (loss)
Income
Interest	$77,026,917
Dividends from affiliated issuers	6,505,599
Other	28,592
Total investment income	$83,561,108
Expenses
Management fee	$7,758,336
Distribution and service fees	1,269,253
Shareholder servicing costs	1,079,854
Administrative services fee	305,323
Independent Trustees' compensation	38,305
Custodian fee	137,785
Shareholder communications	83,655
Audit and tax fees	81,178
Legal fees	10,211
Miscellaneous	268,219
Total expenses	$11,032,119
Fees paid indirectly	(10,358)
Reduction of expenses by investment adviser and distributor	(276,986)
Net expenses	$10,744,775
Net investment income (loss)	$72,816,333
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(16,727,708)
Affiliated issuers	(1,422)
Futures contracts	(3,798,738)
Swap agreements	(434,681)
Foreign currency	(37)
Net realized gain (loss)	$(20,962,586)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$53,889,129
Affiliated issuers	(631)
Futures contracts	5,327,551
Swap agreements	(1,403,534)
Net unrealized gain (loss)	$57,812,515
Net realized and unrealized gain (loss)	$36,849,929
Change in net assets from operations	$109,666,262
See Notes to Financial Statements
10

MFS Government Securities Fund
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	2/28/25	2/29/24
Change in net assets
From operations
Net investment income (loss)	$72,816,333	$69,333,712
Net realized gain (loss)	(20,962,586)	(62,521,783)
Net unrealized gain (loss)	57,812,515	25,657,385
Change in net assets from operations	$109,666,262	$32,469,314
Total distributions to shareholders	$(82,024,549)	$(77,018,060)
Change in net assets from fund share transactions	$(170,957,477)	$60,441,915
Total change in net assets	$(143,315,764)	$15,893,169
Net assets
At beginning of period	2,145,944,972	2,130,051,803
At end of period	$2,002,629,208	$2,145,944,972
See Notes to Financial Statements
11

MFS Government Securities Fund
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$8.54	$8.69	$9.81	$10.15	$10.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.25	$0.15	$0.07	$0.14
Net realized and unrealized gain (loss)	0.16	(0.12)	(1.11)	(0.31)	(0.10)
Total from investment operations	$0.44	$0.13	$(0.96)	$(0.24)	$0.04
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.28)	$(0.16)	$(0.10)	$(0.17)
Net asset value, end of period (x)	$8.66	$8.54	$8.69	$9.81	$10.15
Total return (%) (r)(s)(t)(x)	5.23	1.51	(9.83)	(2.43)	0.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.78	0.78	0.79	0.81
Expenses after expense reductions (f)	0.77	0.77	0.76	0.78	0.80
Net investment income (loss)	3.26	2.89	1.63	0.73	1.35
Portfolio turnover rate	195	195	198	398	307
Net assets at end of period (000 omitted)	$367,305	$415,010	$468,595	$589,493	$805,484
Supplemental Rate:
Portfolio turnover rate (excluding TBA transactions) (e)	66	73	N/A	N/A	N/A
Class B	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$8.53	$8.68	$9.80	$10.14	$10.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.18	$0.08	$(0.00)(w)	$0.07
Net realized and unrealized gain (loss)	0.15	(0.12)	(1.11)	(0.32)	(0.10)
Total from investment operations	$0.37	$0.06	$(1.03)	$(0.32)	$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.21)	$(0.09)	$(0.02)	$(0.10)
Net asset value, end of period (x)	$8.65	$8.53	$8.68	$9.80	$10.14
Total return (%) (r)(s)(t)(x)	4.45	0.75	(10.52)	(3.16)	(0.35)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.53	1.53	1.54	1.56
Expenses after expense reductions (f)	1.52	1.52	1.51	1.53	1.55
Net investment income (loss)	2.51	2.12	0.83	(0.02)	0.66
Portfolio turnover rate	195	195	198	398	307
Net assets at end of period (000 omitted)	$535	$936	$1,529	$2,757	$4,468
Supplemental Rate:
Portfolio turnover rate (excluding TBA transactions) (e)	66	73	N/A	N/A	N/A

See Notes to Financial Statements
12

MFS Government Securities Fund
Financial Highlights - continued
Class C	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$8.55	$8.70	$9.83	$10.17	$10.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.18	$0.07	$(0.00)(w)	$0.07
Net realized and unrealized gain (loss)	0.15	(0.12)	(1.11)	(0.32)	(0.09)
Total from investment operations	$0.37	$0.06	$(1.04)	$(0.32)	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.21)	$(0.09)	$(0.02)	$(0.10)
Net asset value, end of period (x)	$8.67	$8.55	$8.70	$9.83	$10.17
Total return (%) (r)(s)(t)(x)	4.44	0.76	(10.58)	(3.15)	(0.25)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.53	1.53	1.54	1.56
Expenses after expense reductions (f)	1.52	1.52	1.51	1.53	1.55
Net investment income (loss)	2.51	2.13	0.83	(0.01)	0.63
Portfolio turnover rate	195	195	198	398	307
Net assets at end of period (000 omitted)	$2,910	$3,704	$5,146	$10,187	$19,052
Supplemental Rate:
Portfolio turnover rate (excluding TBA transactions) (e)	66	73	N/A	N/A	N/A
Class I	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$8.52	$8.67	$9.80	$10.14	$10.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.27	$0.17	$0.10	$0.17
Net realized and unrealized gain (loss)	0.16	(0.12)	(1.12)	(0.32)	(0.10)
Total from investment operations	$0.46	$0.15	$(0.95)	$(0.22)	$0.07
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.30)	$(0.18)	$(0.12)	$(0.20)
Net asset value, end of period (x)	$8.64	$8.52	$8.67	$9.80	$10.14
Total return (%) (r)(s)(t)(x)	5.49	1.76	(9.71)	(2.18)	0.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.53	0.53	0.53	0.56
Expenses after expense reductions (f)	0.52	0.52	0.51	0.52	0.55
Net investment income (loss)	3.51	3.15	1.88	0.97	1.60
Portfolio turnover rate	195	195	198	398	307
Net assets at end of period (000 omitted)	$234,727	$358,416	$233,540	$274,851	$162,286
Supplemental Rate:
Portfolio turnover rate (excluding TBA transactions) (e)	66	73	N/A	N/A	N/A

See Notes to Financial Statements
13

MFS Government Securities Fund
Financial Highlights - continued
Class R1	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$8.53	$8.68	$9.80	$10.14	$10.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.18	$0.08	$(0.00)(w)	$0.06
Net realized and unrealized gain (loss)	0.15	(0.12)	(1.11)	(0.32)	(0.09)
Total from investment operations	$0.37	$0.06	$(1.03)	$(0.32)	$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.21)	$(0.09)	$(0.02)	$(0.10)
Net asset value, end of period (x)	$8.65	$8.53	$8.68	$9.80	$10.14
Total return (%) (r)(s)(t)(x)	4.45	0.75	(10.52)	(3.16)	(0.35)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.53	1.53	1.54	1.56
Expenses after expense reductions (f)	1.52	1.52	1.51	1.53	1.55
Net investment income (loss)	2.51	2.15	0.89	(0.02)	0.61
Portfolio turnover rate	195	195	198	398	307
Net assets at end of period (000 omitted)	$1,501	$1,592	$1,587	$1,960	$2,274
Supplemental Rate:
Portfolio turnover rate (excluding TBA transactions) (e)	66	73	N/A	N/A	N/A
Class R2	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$8.53	$8.68	$9.80	$10.14	$10.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.23	$0.13	$0.05	$0.12
Net realized and unrealized gain (loss)	0.16	(0.12)	(1.11)	(0.32)	(0.10)
Total from investment operations	$0.42	$0.11	$(0.98)	$(0.27)	$0.02
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.26)	$(0.14)	$(0.07)	$(0.15)
Net asset value, end of period (x)	$8.65	$8.53	$8.68	$9.80	$10.14
Total return (%) (r)(s)(t)(x)	4.97	1.26	(10.07)	(2.67)	0.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.03	1.03	1.04	1.06
Expenses after expense reductions (f)	1.02	1.02	1.01	1.03	1.05
Net investment income (loss)	3.01	2.64	1.39	0.48	1.12
Portfolio turnover rate	195	195	198	398	307
Net assets at end of period (000 omitted)	$37,232	$36,279	$40,295	$49,375	$63,945
Supplemental Rate:
Portfolio turnover rate (excluding TBA transactions) (e)	66	73	N/A	N/A	N/A

See Notes to Financial Statements
14

MFS Government Securities Fund
Financial Highlights - continued
Class R3	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$8.53	$8.68	$9.81	$10.15	$10.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.25	$0.15	$0.07	$0.14
Net realized and unrealized gain (loss)	0.16	(0.12)	(1.12)	(0.31)	(0.09)
Total from investment operations	$0.44	$0.13	$(0.97)	$(0.24)	$0.05
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.28)	$(0.16)	$(0.10)	$(0.17)
Net asset value, end of period (x)	$8.65	$8.53	$8.68	$9.81	$10.15
Total return (%) (r)(s)(t)(x)	5.23	1.51	(9.93)	(2.43)	0.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.78	0.78	0.79	0.81
Expenses after expense reductions (f)	0.77	0.77	0.76	0.78	0.80
Net investment income (loss)	3.26	2.89	1.62	0.73	1.36
Portfolio turnover rate	195	195	198	398	307
Net assets at end of period (000 omitted)	$20,145	$22,264	$27,808	$38,286	$49,242
Supplemental Rate:
Portfolio turnover rate (excluding TBA transactions) (e)	66	73	N/A	N/A	N/A
Class R4	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$8.54	$8.69	$9.81	$10.15	$10.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.27	$0.17	$0.10	$0.17
Net realized and unrealized gain (loss)	0.15	(0.12)	(1.11)	(0.32)	(0.10)
Total from investment operations	$0.45	$0.15	$(0.94)	$(0.22)	$0.07
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.30)	$(0.18)	$(0.12)	$(0.20)
Net asset value, end of period (x)	$8.65	$8.54	$8.69	$9.81	$10.15
Total return (%) (r)(s)(t)(x)	5.36	1.76	(9.60)	(2.18)	0.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.53	0.53	0.54	0.56
Expenses after expense reductions (f)	0.52	0.52	0.51	0.53	0.55
Net investment income (loss)	3.51	3.14	1.87	0.98	1.61
Portfolio turnover rate	195	195	198	398	307
Net assets at end of period (000 omitted)	$23,195	$42,489	$42,785	$53,252	$67,258
Supplemental Rate:
Portfolio turnover rate (excluding TBA transactions) (e)	66	73	N/A	N/A	N/A

See Notes to Financial Statements
15

MFS Government Securities Fund
Financial Highlights - continued
Class R6	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$8.53	$8.68	$9.80	$10.14	$10.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.28	$0.18	$0.11	$0.18
Net realized and unrealized gain (loss)	0.16	(0.12)	(1.11)	(0.32)	(0.10)
Total from investment operations	$0.47	$0.16	$(0.93)	$(0.21)	$0.08
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.31)	$(0.19)	$(0.13)	$(0.21)
Net asset value, end of period (x)	$8.65	$8.53	$8.68	$9.80	$10.14
Total return (%) (r)(s)(t)(x)	5.59	1.87	(9.52)	(2.08)	0.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.43	0.43	0.43	0.44	0.46
Expenses after expense reductions (f)	0.42	0.41	0.41	0.42	0.45
Net investment income (loss)	3.61	3.25	1.98	1.08	1.69
Portfolio turnover rate	195	195	198	398	307
Net assets at end of period (000 omitted)	$1,315,080	$1,265,255	$1,308,767	$1,561,273	$1,422,514
Supplemental Rate:
Portfolio turnover rate (excluding TBA transactions) (e)	66	73	N/A	N/A	N/A
(d)	Per share data is based on average shares outstanding.
(e)	Portfolio turnover rate (excluding TBA transactions) is disclosed beginning with the period ending February 29, 2024. Refer to Note 2 for more information on TBA transactions and mortgage dollar rolls.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Government Securities Fund
Notes to Financial Statements
(1)  Business and Organization
MFS Government Securities Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Chairman’s Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data.
17

MFS Government Securities Fund
Notes to Financial Statements  - continued
Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. In instances where a fund holds an odd lot size position in a debt instrument, such position will typically be valued using the pricing agent’s institutional round lot price for the debt instrument. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and swap agreements. The following is a summary of the levels used as of February 28, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$542,727,967	$—	$542,727,967
Municipal Bonds	—	5,065,219	—	5,065,219
U.S. Corporate Bonds	—	2,565,172	—	2,565,172
Residential Mortgage-Backed Securities	—	1,411,091,026	—	1,411,091,026
Commercial Mortgage-Backed Securities	—	61,720,131	—	61,720,131
Asset-Backed Securities (including CDOs)	—	95,265,355	—	95,265,355
Investment Companies	24,511,411	—	—	24,511,411
Total	$24,511,411	$2,118,434,870	$—	$2,142,946,281
Other Financial Instruments
Futures Contracts – Assets	$6,285,280	$—	$—	$6,285,280
Swap Agreements – Assets	—	186,094	—	186,094
Swap Agreements – Liabilities	—	(1,589,628)	—	(1,589,628)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
18

MFS Government Securities Fund
Notes to Financial Statements  - continued
The derivative instruments used by the fund during the period were futures contracts and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2025 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$6,285,280	$—
Interest Rate	Cleared Swap Agreements	186,094	(1,589,628)
Total		$6,471,374	$(1,589,628)
(a) Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2025 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements
Interest Rate	$(3,798,738)	$(434,681)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended February 28, 2025 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements
Interest Rate	$5,327,551	$(1,403,534)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). Collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
19

MFS Government Securities Fund
Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily.  The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund.  For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties.  Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest rate fluctuations.  Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
20

MFS Government Securities Fund
Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. As such, these transactions may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates including and excluding TBA transactions are presented in the Financial Highlights. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 28, 2025, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue
21

MFS Government Securities Fund
Notes to Financial Statements  - continued
Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 2/28/25	Year ended 2/29/24
Ordinary income (including any short-term capital gains)	$82,024,549	$77,018,060
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/25
Cost of investments	$2,246,770,205
Gross appreciation	11,484,282
Gross depreciation	(110,426,460)
Net unrealized appreciation (depreciation)	$(98,942,178)
Undistributed ordinary income	9,800,032
Capital loss carryforwards	(301,410,460)
Other temporary differences	(6,244,565)
Total distributable earnings (loss)	$(396,797,171)
As of February 28, 2025, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(111,187,863)
Long-Term	(190,222,597)
Total	$(301,410,460)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
22

MFS Government Securities Fund
Notes to Financial Statements  - continued
	Year ended 2/28/25	Year ended 2/29/24
Class A	$14,427,797	$14,875,330
Class B	22,362	31,092
Class C	96,568	115,102
Class I	11,558,155	11,333,264
Class R1	45,399	39,658
Class R2	1,291,803	1,120,631
Class R3	839,315	832,407
Class R4	1,472,864	1,470,784
Class R6	52,270,286	47,199,792
Total	$82,024,549	$77,018,060
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.35%
In excess of $2.5 billion and up to $5 billion	0.30%
In excess of $5 billion	0.29%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until June 30, 2025. For the year ended February 28, 2025, this management fee reduction amounted to $276,535, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2025 was equivalent to an annual effective rate of 0.36% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.80%	1.55%	1.55%	0.55%	1.55%	1.05%	0.80%	0.55%	0.44%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2026. For the year ended February 28, 2025, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $5,445 for the year ended February 28, 2025, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
23

MFS Government Securities Fund
Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 970,889
Class B	0.75%	0.25%	1.00%	1.00%	7,537
Class C	0.75%	0.25%	1.00%	1.00%	32,588
Class R1	0.75%	0.25%	1.00%	1.00%	15,320
Class R2	0.25%	0.25%	0.50%	0.50%	186,423
Class R3	—	0.25%	0.25%	0.25%	56,496
Total Distribution and Service Fees					$1,269,253
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2025 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended February 28, 2025, this rebate amounted to $451 for Class A shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2025, were as follows:
Amount
Class A	$5,585
Class B	166
Class C	366
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended February 28, 2025, the fee was $233,650, which equated to 0.0113% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2025, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $846,204.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended February 28, 2025 was equivalent to an annual effective rate of 0.0147% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees.  As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $2,066 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended February 28, 2025. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,355 at February 28, 2025, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities. The deferred retirement benefits compensation fee is accrued daily and paid monthly.
24

MFS Government Securities Fund
Notes to Financial Statements  - continued
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
MFS purchased or redeemed fund shares on the dates indicated:
Date	Transaction	Class	Shares	Amount
8/19/2024	Redemption	Class I	3	$25
8/19/2024	Redemption	Class R1	2	19
8/19/2024	Redemption	Class R2	3	23
8/19/2024	Redemption	Class R3	3	29
8/19/2024	Redemption	Class R4	3	26
(4)  Portfolio Securities
For the year ended February 28, 2025, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$3,872,629,031	$3,902,955,374
Non-U.S. Government securities	76,096,321	76,564,448
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 2/28/25		Year ended 2/29/24
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,537,265	$38,939,747	8,519,378	$74,165,403
Class B	11,141	97,227	3,778	33,041
Class C	52,896	455,271	196,049	1,721,129
Class I	7,510,875	64,278,627	25,604,441	222,762,392
Class R1	12,060	103,453	39,405	329,139
Class R2	1,344,620	11,486,472	1,032,448	8,882,653
Class R3	937,308	8,029,249	1,119,127	9,668,613
Class R4	1,023,757	8,784,119	1,242,218	10,701,313
Class R6	13,445,286	114,851,189	14,477,246	124,729,530
	28,875,208	$247,025,354	52,234,090	$452,993,213
Shares issued to shareholders in reinvestment of distributions
Class A	1,612,625	$13,839,228	1,653,269	$14,217,418
Class B	2,600	22,280	3,605	30,979
Class C	11,143	95,778	13,166	113,482
Class I	1,331,636	11,392,922	1,293,810	11,096,760
Class R1	5,295	45,399	4,619	39,651
Class R2	150,359	1,289,103	129,896	1,115,877
Class R3	97,834	839,258	96,763	831,725
Class R4	41,273	353,336	52,385	450,485
Class R6	5,975,361	51,225,878	5,391,877	46,307,181
	9,228,126	$79,103,182	8,639,390	$74,203,558
25

MFS Government Securities Fund
Notes to Financial Statements  - continued
	Year ended 2/28/25		Year ended 2/29/24
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(12,328,455)	$(105,599,308)	(15,500,202)	$(132,649,029)
Class B	(61,553)	(524,913)	(73,830)	(635,978)
Class C	(161,510)	(1,387,313)	(367,611)	(3,187,789)
Class I	(23,735,153)	(202,342,985)	(11,771,254)	(100,565,527)
Class R1	(30,431)	(257,944)	(40,279)	(346,453)
Class R2	(1,443,338)	(12,340,793)	(1,551,549)	(13,401,753)
Class R3	(1,315,795)	(11,259,772)	(1,809,110)	(15,558,536)
Class R4	(3,362,212)	(28,717,010)	(1,242,815)	(10,676,436)
Class R6	(15,702,514)	(134,655,975)	(22,321,648)	(189,733,355)
	(58,140,961)	$(497,086,013)	(54,678,298)	$(466,754,856)
Net change
Class A	(6,178,565)	$(52,820,333)	(5,327,555)	$(44,266,208)
Class B	(47,812)	(405,406)	(66,447)	(571,958)
Class C	(97,471)	(836,264)	(158,396)	(1,353,178)
Class I	(14,892,642)	(126,671,436)	15,126,997	133,293,625
Class R1	(13,076)	(109,092)	3,745	22,337
Class R2	51,641	434,782	(389,205)	(3,403,223)
Class R3	(280,653)	(2,391,265)	(593,220)	(5,058,198)
Class R4	(2,297,182)	(19,579,555)	51,788	475,362
Class R6	3,718,133	31,421,092	(2,452,525)	(18,696,644)
	(20,037,627)	$(170,957,477)	6,195,182	$60,441,915
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 31%, 18%, 4%, 3%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
Effective September 29, 2023, purchases of the fund's Class R1 and Class R2 shares were closed to new eligible investors.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 12, 2026 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 28, 2025, the fund’s commitment fee and interest expense were $10,738 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended February 28, 2025:
26

MFS Government Securities Fund
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$34,364,117	$1,415,306,579	$1,425,157,232	$(1,422)	$(631)	$24,511,411
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$6,505,599	$—
27

MFS Government Securities Fund
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XIII and the Shareholders of MFS Government Securities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Government Securities Fund (the “Fund”), including the portfolio of investments, as of February 28, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 14, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
28

MFS Government Securities Fund
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Series Trust XIII, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	8,120,685,455.580	167,685,797.527
John A. Caroselli	8,104,992,323.901	183,378,929.205
Maureen R. Goldfarb	8,107,678,595.636	180,692,657.470
Peter D. Jones	8,132,148,267.645	156,222,985.462
John P. Kavanaugh	8,140,746,957.011	147,624,296.095
James W. Kilman, Jr.	8,131,200,483.922	157,170,769.184
Clarence Otis, Jr.	8,137,010,981.463	151,360,271.643
Michael W. Roberge	8,147,993,514.203	140,377,738.903
Maryanne L. Roepke	8,134,656,961.310	153,714,291.797
Paula E. Smith	8,132,504,919.962	155,866,333.145
Laurie J. Thomsen	8,150,508,823.068	137,862,430.038
Darrell A. Williams	8,150,817,252.120	137,554,000.986
29

MFS Government Securities Fund
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2025 income tax forms in January 2026. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
30

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Government Securities Fund.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Government Securities Fund.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Government Securities Fund. See the Statement of Operations and Note 3 within the Notes to Financial Statements for more information.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
Not Applicable.
31

MFS New Discovery Value Fund
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS New Discovery Value Fund
Portfolio of Investments − 2/28/25
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.3%
Aerospace & Defense – 2.4%
Hexcel Corp.	484,542	$ 30,705,427
Karman Holdings, Inc. (a)	353,806	11,159,041
KBR, Inc.	332,390	16,297,082
Standard Aero, Inc. (a)	687,645	19,412,218
		$77,573,768
Apparel Manufacturers – 2.4%
Canada Goose Holdings, Inc. (a)(l)	1,395,623	$ 14,263,267
PVH Corp.	225,969	16,911,520
Skechers USA, Inc., “A” (a)	436,720	26,635,553
Under Amour, Inc., “C” (a)	2,949,320	18,728,182
		$76,538,522
Automotive – 3.7%
Atmus Filtration Technologies, Inc.	836,424	$ 33,289,675
Dana, Inc.	1,828,424	27,188,665
LKQ Corp.	792,800	33,448,232
Visteon Corp. (a)	281,484	24,410,293
		$118,336,865
Brokerage & Asset Managers – 0.8%
P10, Inc.	2,013,625	$ 25,713,991
Business Services – 2.7%
Endava PLC, ADR (a)	441,449	$ 10,559,460
HUT 8 Corp. (a)	513,507	7,574,228
NCR Atleos Corp. (a)	1,023,976	29,121,878
TriNet Group, Inc.	301,720	22,239,781
UL Solutions, Inc.	342,025	18,192,310
		$87,687,657
Chemicals – 1.8%
Avient Corp.	580,977	$ 24,848,386
Element Solutions, Inc.	1,245,607	32,522,799
		$57,371,185
Computer Software – 3.2%
ACI Worldwide, Inc. (a)	508,621	$ 29,169,414
Dun & Bradstreet Holdings, Inc.	2,955,214	26,803,791
nCino, Inc. (a)	626,018	19,600,624
ServiceTitan, Inc., “A” (a)	44,819	4,255,116
Thryv, Inc. (a)	1,282,938	22,117,851
		$101,946,796
NDVFS-ANN
1

MFS New Discovery Value Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 1.4%
Insight Enterprises, Inc. (a)	172,153	$ 26,490,904
Verint Systems, Inc. (a)	788,911	17,805,721
		$44,296,625
Construction – 2.0%
Everus Construction Group, Inc. (a)	190,757	$ 7,935,491
Independence Realty Trust, Inc., REIT	1,603,055	34,946,599
Smith Douglas Homes Corp. (a)	321,570	6,807,637
Toll Brothers, Inc.	145,108	16,199,857
		$65,889,584
Consumer Products – 2.1%
MGP Ingredients, Inc.	296,218	$ 9,698,177
Newell Brands, Inc.	2,659,971	17,077,014
Prestige Consumer Healthcare, Inc. (a)	467,240	39,598,590
		$66,373,781
Consumer Services – 1.0%
Grand Canyon Education, Inc. (a)	172,985	$ 31,106,163
Containers – 1.7%
Graphic Packaging Holding Co.	834,017	$ 22,251,574
Silgan Holdings, Inc.	610,178	33,138,767
		$55,390,341
Electrical Equipment – 2.2%
nVent Electric PLC	374,509	$ 22,597,873
TriMas Corp.	778,181	15,944,929
Vontier Corp.	878,400	32,808,240
		$71,351,042
Electronics – 2.2%
Axcelis Technologies, Inc. (a)	79,923	$ 4,378,981
Cohu, Inc. (a)	304,536	5,987,178
Formfactor, Inc. (a)	423,780	14,111,874
Plexus Corp. (a)	163,750	21,765,650
TTM Technologies, Inc. (a)	1,015,137	24,474,953
		$70,718,636
Energy - Independent – 3.7%
Antero Resources Corp. (a)	910,365	$ 33,410,396
Matador Resources Co.	546,222	28,589,259
Permian Resources Corp.	1,896,481	26,721,417
Viper Energy, Inc.	663,724	30,909,627
		$119,630,699
Engineering - Construction – 0.2%
Centuri Holdings, Inc. (a)(l)	300,258	$ 5,209,476
2

MFS New Discovery Value Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 1.9%
Nomad Foods Ltd.	2,036,842	$ 38,496,314
Simply Good Foods Co. (a)	642,656	24,260,264
		$62,756,578
Forest & Paper Products – 1.0%
International Paper Co.	589,460	$ 33,216,071
Gaming & Lodging – 0.7%
International Game Technology PLC	1,343,876	$ 23,826,921
Insurance – 4.8%
AXIS Capital Holdings Ltd.	313,205	$ 30,343,300
Hanover Insurance Group, Inc.	245,404	41,848,744
Kemper Corp.	211,437	14,288,913
Lincoln National Corp.	686,110	26,758,290
Selective Insurance Group, Inc.	283,855	24,424,304
Stewart Information Services Corp.	251,682	17,919,758
		$155,583,309
Leisure & Toys – 1.9%
Brunswick Corp.	301,536	$ 18,348,465
Hasbro, Inc.	381,179	24,818,565
Patrick Industries, Inc.	215,130	19,490,778
		$62,657,808
Machinery & Tools – 4.9%
Albany International Corp.	407,371	$ 31,192,397
ESAB Corp.	186,430	23,359,679
Flowserve Corp.	482,831	26,575,018
Hayward Holdings, Inc. (a)	1,926,451	27,914,275
Regal Rexnord Corp.	161,479	20,895,383
Timken Co.	327,894	26,559,414
		$156,496,166
Medical & Health Technology & Services – 2.1%
Encompass Health Corp.	223,963	$ 22,427,655
ICON PLC (a)	69,437	13,194,419
Option Care Health, Inc. (a)	959,788	32,152,898
		$67,774,972
Medical Equipment – 1.7%
Concentra Group Holdings, Inc.	1,259,136	$ 28,431,291
Envista Holdings Corp. (a)	1,281,082	25,596,018
		$54,027,309
Metals & Mining – 0.8%
United States Steel Corp.	631,533	$ 25,400,257
Natural Gas - Distribution – 3.1%
MDU Resources Group, Inc.	763,028	$ 13,162,233
New Jersey Resources Corp.	556,350	26,916,213
ONE Gas, Inc.	387,518	29,121,978
3

MFS New Discovery Value Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Distribution – continued
UGI Corp.	868,841	$ 29,679,608
		$98,880,032
Natural Gas - Pipeline – 1.3%
Plains GP Holdings LP	1,909,622	$ 41,247,835
Oil Services – 1.6%
Expro Group Holdings N.V. (a)	1,339,176	$ 15,922,803
Helmerich & Payne	400,370	10,613,809
TechnipFMC PLC	826,278	24,325,624
		$50,862,236
Other Banks & Diversified Financials – 22.1%
Air Lease Corp.	812,642	$ 38,941,805
Banc of California, Inc.	1,646,156	24,478,340
Cathay General Bancorp, Inc.	732,328	34,382,800
Columbia Banking System, Inc.	1,526,498	40,803,291
CVB Financial Corp.	1,065,775	21,496,682
East West Bancorp, Inc.	356,022	33,619,157
Eastern Bankshares, Inc.	1,717,980	30,734,662
Element Fleet Management Corp.	1,382,334	27,651,457
First Hawaiian, Inc.	1,486,239	39,994,691
First Interstate BancSystem, Inc.	1,198,915	36,806,690
Glacier Bancorp, Inc.	710,625	34,706,925
Herc Holdings, Inc.	133,840	19,203,363
Pacific Premier Bancorp, Inc.	1,793,240	42,840,504
Popular, Inc.	396,549	39,825,416
Prosperity Bancshares, Inc.	607,760	46,651,658
Sandy Spring Bancorp, Inc.	688,662	22,016,524
SLM Corp.	1,423,145	42,964,748
Texas Capital Bancshares, Inc. (a)	406,083	32,145,530
UMB Financial Corp.	340,496	37,566,924
United Community Bank, Inc.	1,063,392	34,273,124
Wintrust Financial Corp.	250,178	31,139,656
		$712,243,947
Pharmaceuticals – 0.4%
Organon & Co.	825,105	$ 12,302,316
Real Estate – 6.3%
Brixmor Property Group, Inc., REIT	973,334	$ 27,214,419
Broadstone Net Lease, Inc., REIT	1,417,087	23,877,916
Cushman & Wakefield PLC (a)	1,496,644	17,795,097
Essential Properties Realty Trust, REIT	1,113,546	36,435,225
PennyMac Financial Services, Inc.	235,887	24,449,687
Phillips Edison & Co., REIT	814,233	30,289,468
Two Harbors Investment Corp., REIT	1,564,981	22,191,431
Urban Edge Properties, REIT	1,043,075	21,487,345
		$203,740,588
4

MFS New Discovery Value Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate - Office – 1.5%
Cousins Properties, Inc., REIT	890,081	$ 26,996,157
Douglas Emmett, Inc., REIT	1,214,007	21,002,321
		$47,998,478
Real Estate - Storage – 1.6%
National Storage Affiliates Trust, REIT	674,744	$ 26,058,613
STAG Industrial, Inc., REIT	749,442	26,964,923
		$53,023,536
Specialty Chemicals – 2.7%
Ashland, Inc.	418,582	$ 25,458,157
Axalta Coating Systems Ltd. (a)	599,349	21,702,427
Chemours Co.	1,174,352	17,556,562
Quaker Chemical Corp.	151,522	21,064,589
		$85,781,735
Specialty Stores – 0.3%
Zumiez, Inc. (a)	690,981	$ 9,853,389
Telecom Services – 0.2%
AST SpaceMobile, Inc. (a)(l)	241,830	$ 6,556,011
Trucking – 0.5%
RXO, Inc. (a)	755,832	$ 15,471,881
Utilities - Electric Power – 3.4%
Black Hills Corp.	437,424	$ 26,761,600
NorthWestern Corp.	676,537	37,838,714
Portland General Electric Co.	983,103	44,072,508
		$108,672,822
Total Common Stocks (Identified Cost, $2,561,768,524)		$3,163,509,328
Mutual Funds (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 4.38% (v) (Identified Cost, $53,367,026)	53,361,989	$ 53,367,325
Collateral for Securities Loaned – 0.7%
JPMorgan U.S. Government Money Market Fund - Class IM Shares, 4.31% (j) (Identified Cost, $22,277,890)	22,277,890	$ 22,277,890
Other Assets, Less Liabilities – (0.6)%		(20,860,415)
Net Assets – 100.0%		$3,218,294,128
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $53,367,325 and $3,185,787,218, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
5

MFS New Discovery Value Fund
Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
6

MFS New Discovery Value Fund
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 2/28/25 Assets
Investments in unaffiliated issuers, at value, including $21,802,746 of securities on loan (identified cost, $2,584,046,414)	$3,185,787,218
Investments in affiliated issuers, at value (identified cost, $53,367,026)	53,367,325
Receivables for
Fund shares sold	4,199,232
Interest and dividends	3,838,229
Other assets	6,924
Total assets	$3,247,198,928
Liabilities
Payables for
Investments purchased	$1,499,291
Fund shares reacquired	4,195,100
Collateral for securities loaned, at value	22,277,890
Payable to affiliates
Investment adviser	141,300
Administrative services fee	2,530
Shareholder servicing costs	557,204
Distribution and service fees	7,539
Payable for independent Trustees' compensation	13
Accrued expenses and other liabilities	223,933
Total liabilities	$28,904,800
Net assets	$3,218,294,128
Net assets consist of
Paid-in capital	$2,581,062,277
Total distributable earnings (loss)	637,231,851
Net assets	$3,218,294,128
Shares of beneficial interest outstanding	177,852,667
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$268,230,095	14,986,323	$17.90
Class B	1,567,066	94,472	16.59
Class C	14,699,189	894,331	16.44
Class I	1,228,722,001	67,881,532	18.10
Class R1	1,878,095	113,720	16.52
Class R2	3,798,033	214,786	17.68
Class R3	204,333,345	11,392,091	17.94
Class R4	63,305,140	3,489,843	18.14
Class R6	1,431,761,164	78,785,569	18.17
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $18.99 [100 / 94.25 x $17.90]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
7

MFS New Discovery Value Fund
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 2/28/25 Net investment income (loss)
Income
Dividends from unaffiliated issuers	$74,714,858
Dividends from affiliated issuers	2,512,342
Income on securities loaned	650,843
Other	234,619
Interest	188
Foreign taxes withheld	(1,195,621)
Total investment income	$76,917,229
Expenses
Management fee	$27,882,228
Distribution and service fees	1,438,975
Shareholder servicing costs	1,969,537
Administrative services fee	497,058
Independent Trustees' compensation	58,703
Custodian fee	135,738
Shareholder communications	392,582
Audit and tax fees	72,654
Legal fees	17,686
Miscellaneous	238,158
Total expenses	$32,703,319
Reduction of expenses by investment adviser and distributor	(456,588)
Net expenses	$32,246,731
Net investment income (loss)	$44,670,498
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$260,246,269
Affiliated issuers	725,895
Foreign currency	(82,383)
Net realized gain (loss)	$260,889,781
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$31,523,183
Affiliated issuers	(8,106)
Net unrealized gain (loss)	$31,515,077
Net realized and unrealized gain (loss)	$292,404,858
Change in net assets from operations	$337,075,356
See Notes to Financial Statements
8

MFS New Discovery Value Fund
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	2/28/25	2/29/24
Change in net assets
From operations
Net investment income (loss)	$44,670,498	$43,053,090
Net realized gain (loss)	260,889,781	141,320,821
Net unrealized gain (loss)	31,515,077	(132,227,496)
Change in net assets from operations	$337,075,356	$52,146,415
Total distributions to shareholders	$(210,434,041)	$(214,805,624)
Change in net assets from fund share transactions	$(338,148,864)	$(261,039,840)
Total change in net assets	$(211,507,549)	$(423,699,049)
Net assets
At beginning of period	3,429,801,677	3,853,500,726
At end of period	$3,218,294,128	$3,429,801,677
See Notes to Financial Statements
9

MFS New Discovery Value Fund
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$17.28	$18.03	$20.03	$18.53	$14.12
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.16	$0.12	$0.05	$0.07
Net realized and unrealized gain (loss)	1.58	0.15	(0.77)	3.32	4.66
Total from investment operations	$1.77	$0.31	$(0.65)	$3.37	$4.73
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.18)	$(0.23)	$(0.15)	$—
From net realized gain	(0.86)	(0.88)	(1.12)	(1.72)	(0.32)
Total distributions declared to shareholders	$(1.15)	$(1.06)	$(1.35)	$(1.87)	$(0.32)
Net asset value, end of period (x)	$17.90	$17.28	$18.03	$20.03	$18.53
Total return (%) (r)(s)(t)(x)	9.88	1.96	(2.88)	18.34	34.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.21	1.20	1.20	1.19	1.23
Expenses after expense reductions	1.19	1.19	1.18	1.18	1.22
Net investment income (loss)	1.05	0.98	0.65	0.25	0.53
Portfolio turnover rate	34	34	30	44	48
Net assets at end of period (000 omitted)	$268,230	$275,255	$306,254	$361,165	$333,743
Class B	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$16.07	$16.83	$18.77	$17.54	$13.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.04	$(0.01)	$(0.09)	$(0.03)
Net realized and unrealized gain (loss)	1.45	0.12	(0.73)	3.13	4.41
Total from investment operations	$1.51	$0.16	$(0.74)	$3.04	$4.38
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.04)	$(0.08)	$(0.09)	$—
From net realized gain	(0.86)	(0.88)	(1.12)	(1.72)	(0.32)
Total distributions declared to shareholders	$(0.99)	$(0.92)	$(1.20)	$(1.81)	$(0.32)
Net asset value, end of period (x)	$16.59	$16.07	$16.83	$18.77	$17.54
Total return (%) (r)(s)(t)(x)	9.04	1.21	(3.61)	17.45	33.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.96	1.95	1.95	1.94	1.98
Expenses after expense reductions	1.94	1.94	1.93	1.93	1.97
Net investment income (loss)	0.35	0.23	(0.09)	(0.49)	(0.21)
Portfolio turnover rate	34	34	30	44	48
Net assets at end of period (000 omitted)	$1,567	$2,834	$4,023	$6,016	$6,032

See Notes to Financial Statements
10

MFS New Discovery Value Fund
Financial Highlights - continued
Class C	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$15.94	$16.70	$18.66	$17.45	$13.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.04	$(0.02)	$(0.09)	$(0.03)
Net realized and unrealized gain (loss)	1.44	0.13	(0.72)	3.11	4.39
Total from investment operations	$1.50	$0.17	$(0.74)	$3.02	$4.36
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.05)	$(0.10)	$(0.09)	$—
From net realized gain	(0.86)	(0.88)	(1.12)	(1.72)	(0.32)
Total distributions declared to shareholders	$(1.00)	$(0.93)	$(1.22)	$(1.81)	$(0.32)
Net asset value, end of period (x)	$16.44	$15.94	$16.70	$18.66	$17.45
Total return (%) (r)(s)(t)(x)	9.06	1.24	(3.65)	17.42	33.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.96	1.95	1.95	1.94	1.98
Expenses after expense reductions	1.94	1.94	1.93	1.93	1.97
Net investment income (loss)	0.34	0.23	(0.09)	(0.48)	(0.21)
Portfolio turnover rate	34	34	30	44	48
Net assets at end of period (000 omitted)	$14,699	$21,695	$29,474	$37,588	$39,061
Class I	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$17.47	$18.20	$20.22	$18.69	$14.21
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.21	$0.16	$0.10	$0.11
Net realized and unrealized gain (loss)	1.59	0.16	(0.78)	3.35	4.70
Total from investment operations	$1.83	$0.37	$(0.62)	$3.45	$4.81
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.22)	$(0.28)	$(0.20)	$(0.01)
From net realized gain	(0.86)	(0.88)	(1.12)	(1.72)	(0.32)
Total distributions declared to shareholders	$(1.20)	$(1.10)	$(1.40)	$(1.92)	$(0.33)
Net asset value, end of period (x)	$18.10	$17.47	$18.20	$20.22	$18.69
Total return (%) (r)(s)(t)(x)	10.08	2.30	(2.70)	18.64	34.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.96	0.95	0.95	0.94	0.98
Expenses after expense reductions	0.94	0.94	0.93	0.93	0.97
Net investment income (loss)	1.31	1.22	0.91	0.46	0.78
Portfolio turnover rate	34	34	30	44	48
Net assets at end of period (000 omitted)	$1,228,722	$1,388,622	$1,604,806	$1,795,671	$1,430,510

See Notes to Financial Statements
11

MFS New Discovery Value Fund
Financial Highlights - continued
Class R1	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$16.03	$16.80	$18.78	$17.55	$13.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.04	$(0.01)	$(0.10)	$(0.03)
Net realized and unrealized gain (loss)	1.45	0.13	(0.74)	3.14	4.41
Total from investment operations	$1.50	$0.17	$(0.75)	$3.04	$4.38
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.06)	$(0.11)	$(0.09)	$—
From net realized gain	(0.86)	(0.88)	(1.12)	(1.72)	(0.32)
Total distributions declared to shareholders	$(1.01)	$(0.94)	$(1.23)	$(1.81)	$(0.32)
Net asset value, end of period (x)	$16.52	$16.03	$16.80	$18.78	$17.55
Total return (%) (r)(s)(t)(x)	9.02	1.27	(3.65)	17.45	33.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.96	1.95	1.95	1.94	1.98
Expenses after expense reductions	1.95	1.92	1.92	1.93	1.96
Net investment income (loss)	0.31	0.25	(0.09)	(0.51)	(0.22)
Portfolio turnover rate	34	34	30	44	48
Net assets at end of period (000 omitted)	$1,878	$1,972	$2,196	$2,224	$2,320
Class R2	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$17.09	$17.84	$19.84	$18.38	$14.04
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.12	$0.07	$0.01	$0.04
Net realized and unrealized gain (loss)	1.54	0.14	(0.76)	3.28	4.62
Total from investment operations	$1.69	$0.26	$(0.69)	$3.29	$4.66
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.13)	$(0.19)	$(0.11)	$—
From net realized gain	(0.86)	(0.88)	(1.12)	(1.72)	(0.32)
Total distributions declared to shareholders	$(1.10)	$(1.01)	$(1.31)	$(1.83)	$(0.32)
Net asset value, end of period (x)	$17.68	$17.09	$17.84	$19.84	$18.38
Total return (%) (r)(s)(t)(x)	9.54	1.73	(3.13)	18.02	34.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.46	1.45	1.45	1.44	1.48
Expenses after expense reductions	1.44	1.44	1.43	1.43	1.47
Net investment income (loss)	0.83	0.73	0.40	0.05	0.29
Portfolio turnover rate	34	34	30	44	48
Net assets at end of period (000 omitted)	$3,798	$5,265	$5,677	$6,251	$4,779

See Notes to Financial Statements
12

MFS New Discovery Value Fund
Financial Highlights - continued
Class R3	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$17.33	$18.07	$20.08	$18.57	$14.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.17	$0.12	$0.05	$0.07
Net realized and unrealized gain (loss)	1.58	0.15	(0.78)	3.33	4.67
Total from investment operations	$1.77	$0.32	$(0.66)	$3.38	$4.74
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.18)	$(0.23)	$(0.15)	$(0.00)(w)
From net realized gain	(0.86)	(0.88)	(1.12)	(1.72)	(0.32)
Total distributions declared to shareholders	$(1.16)	$(1.06)	$(1.35)	$(1.87)	$(0.32)
Net asset value, end of period (x)	$17.94	$17.33	$18.07	$20.08	$18.57
Total return (%) (r)(s)(t)(x)	9.86	2.01	(2.92)	18.36	34.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.21	1.20	1.20	1.19	1.23
Expenses after expense reductions	1.19	1.19	1.18	1.18	1.22
Net investment income (loss)	1.00	0.98	0.65	0.24	0.53
Portfolio turnover rate	34	34	30	44	48
Net assets at end of period (000 omitted)	$204,333	$81,370	$99,012	$104,164	$88,963
Class R4	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$17.50	$18.24	$20.25	$18.72	$14.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.21	$0.17	$0.09	$0.11
Net realized and unrealized gain (loss)	1.60	0.15	(0.78)	3.36	4.71
Total from investment operations	$1.84	$0.36	$(0.61)	$3.45	$4.82
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.22)	$(0.28)	$(0.20)	$(0.01)
From net realized gain	(0.86)	(0.88)	(1.12)	(1.72)	(0.32)
Total distributions declared to shareholders	$(1.20)	$(1.10)	$(1.40)	$(1.92)	$(0.33)
Net asset value, end of period (x)	$18.14	$17.50	$18.24	$20.25	$18.72
Total return (%) (r)(s)(t)(x)	10.12	2.24	(2.66)	18.60	34.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.96	0.95	0.95	0.94	0.98
Expenses after expense reductions	0.94	0.94	0.93	0.93	0.97
Net investment income (loss)	1.30	1.24	0.91	0.45	0.78
Portfolio turnover rate	34	34	30	44	48
Net assets at end of period (000 omitted)	$63,305	$66,910	$73,846	$103,464	$104,206

See Notes to Financial Statements
13

MFS New Discovery Value Fund
Financial Highlights - continued
Class R6	Year ended
	2/28/25	2/29/24	2/28/23	2/28/22	2/28/21
Net asset value, beginning of period	$17.53	$18.27	$20.29	$18.75	$14.24
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.23	$0.18	$0.13	$0.13
Net realized and unrealized gain (loss)	1.59	0.15	(0.78)	3.35	4.71
Total from investment operations	$1.85	$0.38	$(0.60)	$3.48	$4.84
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.24)	$(0.30)	$(0.22)	$(0.01)
From net realized gain	(0.86)	(0.88)	(1.12)	(1.72)	(0.32)
Total distributions declared to shareholders	$(1.21)	$(1.12)	$(1.42)	$(1.94)	$(0.33)
Net asset value, end of period (x)	$18.17	$17.53	$18.27	$20.29	$18.75
Total return (%) (r)(s)(t)(x)	10.20	2.34	(2.59)	18.75	34.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.86	0.86	0.85	0.84	0.87
Expenses after expense reductions	0.85	0.84	0.84	0.83	0.86
Net investment income (loss)	1.40	1.32	1.00	0.62	0.89
Portfolio turnover rate	34	34	30	44	48
Net assets at end of period (000 omitted)	$1,431,761	$1,585,878	$1,728,213	$1,875,681	$1,721,570
(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
14

MFS New Discovery Value Fund
Notes to Financial Statements
(1)  Business and Organization
MFS New Discovery Value Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Chairman’s Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data.
15

MFS New Discovery Value Fund
Notes to Financial Statements  - continued
An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$3,163,509,328	$—	$—	$3,163,509,328
Mutual Funds	75,645,215	—	—	75,645,215
Total	$3,239,154,543	$—	$—	$3,239,154,543
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Effective April 11, 2024, the fund entered into a Securities Lending Agency Agreement with Goldman Sachs Agency Lending replacing State Street Bank and Trust Company as the fund’s lending agent. Goldman Sachs Agency Lending loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within five business days. The loans are collateralized by cash and/or U.S. government securities in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities or the cash needed to pay their market value, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $21,802,746.  The fair value of the fund's investment securities on loan and a related liability of $22,277,890 for the obligation to return cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the
16

MFS New Discovery Value Fund
Notes to Financial Statements  - continued
lending agent. On loans collateralized by U.S. government securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 2/28/25	Year ended 2/29/24
Ordinary income (including any short-term capital gains)	$95,676,016	$96,197,310
Long-term capital gains	114,758,025	118,608,314
Total distributions	$210,434,041	$214,805,624
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/25
Cost of investments	$2,693,483,179
Gross appreciation	741,682,905
Gross depreciation	(196,011,541)
Net unrealized appreciation (depreciation)	$545,671,364
Undistributed ordinary income	6,790,774
Undistributed long-term capital gain	84,769,713
Total distributable earnings (loss)	$637,231,851
17

MFS New Discovery Value Fund
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 2/28/25	Year ended 2/29/24
Class A	$16,909,225	$16,787,554
Class B	120,588	183,649
Class C	1,014,820	1,415,281
Class I	81,507,541	86,932,687
Class R1	107,020	114,609
Class R2	311,653	322,623
Class R3	13,029,578	5,437,539
Class R4	4,186,791	4,226,424
Class R6	93,246,825	99,385,258
Total	$210,434,041	$214,805,624
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.80%
In excess of $2.5 billion and up to $5 billion	0.75%
In excess of $5 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until June 30, 2025. For the year ended February 28, 2025, this management fee reduction amounted to $456,527, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2025 was equivalent to an annual effective rate of 0.80% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
1.39%	2.14%	2.14%	1.14%	2.14%	1.64%	1.39%	1.14%	1.07%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2026. For the year ended February 28, 2025, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $7,301 for the year ended February 28, 2025, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
18

MFS New Discovery Value Fund
Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 700,025
Class B	0.75%	0.25%	1.00%	1.00%	23,635
Class C	0.75%	0.25%	1.00%	1.00%	187,916
Class R1	0.75%	0.25%	1.00%	1.00%	19,196
Class R2	0.25%	0.25%	0.50%	0.50%	25,806
Class R3	—	0.25%	0.25%	0.25%	482,397
Total Distribution and Service Fees					$1,438,975
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2025 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended February 28, 2025, this rebate amounted to $60 and $1 for Class A and Class C shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2025, were as follows:
Amount
Class A	$176
Class B	992
Class C	159
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended February 28, 2025, the fee was $67,595, which equated to 0.0020% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2025, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,901,942.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended February 28, 2025 was equivalent to an annual effective rate of 0.0145% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
19

MFS New Discovery Value Fund
Notes to Financial Statements  - continued
MFS purchased or redeemed fund shares on the dates indicated:
Date	Transaction	Class	Shares	Amount
8/19/2024	Redemption	Class A	5	$102
8/19/2024	Redemption	Class B	3	57
8/19/2024	Redemption	Class C	4	69
8/19/2024	Redemption	Class I	4	80
8/19/2024	Redemption	Class R1	12	213
8/19/2024	Redemption	Class R2	3	55
8/19/2024	Redemption	Class R3	3	60
8/19/2024	Redemption	Class R4	3	57
During the year ended February 28, 2025, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $859,280.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 28, 2025, this reimbursement amounted to $234,191, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended February 28, 2025, purchases and sales of investments, other than short-term obligations, aggregated $1,143,627,174 and $1,622,145,348, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 2/28/25		Year ended 2/29/24
	Shares	Amount	Shares	Amount
Shares sold
Class A	706,703	$12,949,695	581,372	$9,778,579
Class B	—	—	95	1,465
Class C	15,141	253,369	34,338	539,931
Class I	9,501,176	175,456,384	14,453,077	245,999,809
Class R1	11,213	188,195	22,445	351,863
Class R2	30,027	544,937	50,288	841,713
Class R3	8,546,960	150,123,908	819,668	13,850,264
Class R4	395,723	7,325,369	833,977	14,255,615
Class R6	9,242,156	171,053,749	14,596,921	248,039,892
	28,449,099	$517,895,606	31,392,181	$533,659,131
Shares issued to shareholders in reinvestment of distributions
Class A	887,030	$16,885,542	996,539	$16,771,790
Class B	6,649	117,454	11,482	180,321
Class C	57,963	1,014,820	90,853	1,415,248
Class I	4,191,859	80,680,551	5,047,688	85,940,472
Class R1	6,081	107,020	7,329	114,609
Class R2	16,563	311,653	19,378	322,623
Class R3	683,004	13,029,578	322,302	5,437,539
Class R4	217,080	4,186,791	247,837	4,226,424
Class R6	4,292,178	82,911,676	5,207,642	88,807,098
	10,358,407	$199,245,085	11,951,050	$203,216,124
20

MFS New Discovery Value Fund
Notes to Financial Statements  - continued
	Year ended 2/28/25		Year ended 2/29/24
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(2,533,180)	$(46,452,320)	(2,641,992)	$(44,423,597)
Class B	(88,546)	(1,503,944)	(74,309)	(1,167,346)
Class C	(539,625)	(9,068,575)	(529,080)	(8,230,816)
Class I	(25,317,647)	(465,292,646)	(28,153,160)	(470,953,980)
Class R1	(26,655)	(450,498)	(37,432)	(586,200)
Class R2	(139,934)	(2,515,716)	(79,835)	(1,354,809)
Class R3	(2,533,563)	(46,808,745)	(1,925,812)	(32,964,939)
Class R4	(946,180)	(17,740,503)	(1,307,759)	(22,374,536)
Class R6	(25,217,438)	(465,456,608)	(23,946,143)	(415,858,872)
	(57,342,768)	$(1,055,289,555)	(58,695,522)	$(997,915,095)
Net change
Class A	(939,447)	$(16,617,083)	(1,064,081)	$(17,873,228)
Class B	(81,897)	(1,386,490)	(62,732)	(985,560)
Class C	(466,521)	(7,800,386)	(403,889)	(6,275,637)
Class I	(11,624,612)	(209,155,711)	(8,652,395)	(139,013,699)
Class R1	(9,361)	(155,283)	(7,658)	(119,728)
Class R2	(93,344)	(1,659,126)	(10,169)	(190,473)
Class R3	6,696,401	116,344,741	(783,842)	(13,677,136)
Class R4	(333,377)	(6,228,343)	(225,945)	(3,892,497)
Class R6	(11,683,104)	(211,491,183)	(4,141,580)	(79,011,882)
	(18,535,262)	$(338,148,864)	(15,352,291)	$(261,039,840)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 4%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. Effective at the close of business on August 14, 2019, the fund was closed to new investors subject to certain exceptions. Effective September 29, 2023, purchases of the fund's Class R1 and Class R2 shares were closed to new eligible investors.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 12, 2026 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 28, 2025, the fund’s commitment fee and interest expense were $17,038 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
21

MFS New Discovery Value Fund
Notes to Financial Statements  - continued
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended February 28, 2025:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$66,372,195	$687,189,121	$700,190,913	$(5,852)	$2,774	$53,367,325
Zumiez, Inc. *	20,472,907	140,698	11,481,083	731,747	(10,880)	—
	$86,845,102	$687,329,819	$711,671,996	$725,895	$(8,106)	$53,367,325
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,512,342	$—
Zumiez, Inc. *	—	—
	$2,512,342	$—
* Held at period end. No longer considered an affiliated issuer.
22

MFS New Discovery Value Fund
Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS New Discovery Value Fund and the Board of Trustees of MFS Series Trust XIII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS New Discovery Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 28, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XIII) at February 28, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
April 14, 2025
23

MFS New Discovery Value Fund
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Series Trust XIII, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	8,120,685,455.580	167,685,797.527
John A. Caroselli	8,104,992,323.901	183,378,929.205
Maureen R. Goldfarb	8,107,678,595.636	180,692,657.470
Peter D. Jones	8,132,148,267.645	156,222,985.462
John P. Kavanaugh	8,140,746,957.011	147,624,296.095
James W. Kilman, Jr.	8,131,200,483.922	157,170,769.184
Clarence Otis, Jr.	8,137,010,981.463	151,360,271.643
Michael W. Roberge	8,147,993,514.203	140,377,738.903
Maryanne L. Roepke	8,134,656,961.310	153,714,291.797
Paula E. Smith	8,132,504,919.962	155,866,333.145
Laurie J. Thomsen	8,150,508,823.068	137,862,430.038
Darrell A. Williams	8,150,817,252.120	137,554,000.986
24

MFS New Discovery Value Fund
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2025 income tax forms in January 2026. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $146,546,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 57.37% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
25

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS New Discovery Value Fund.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS New Discovery Value Fund.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS New Discovery Value Fund. See the Statement of Operations and Note 3 within the Notes to Financial Statements for more information.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
Not Applicable.
26

ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 16.  CONTROLS AND PROCEDURES.

  Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

  There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the Registrant.

ITEM 19.  EXHIBITS.

  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto as EX-99.COE.

  Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2):  Attached hereto as EX-99.302CERT.

  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

  Change in the registrant's independent public accountant.  Not applicable.

  If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MFS SERIES TRUST XIII

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date:   April 14, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date:  April 14, 2025

By (Signature and Title)*

/S/ KASEY L. PHILLIPS

Kasey L. Phillips, Treasurer (Principal Financial Officer and Accounting Officer)

Date:  April 14, 2025

*  Print name and title of each signing officer under his or her signature.